Filed Pursuant to Rule 497
Registration Statement #333-137856

Prospectus Supplement
(To Prospectus dated July 17, 2007)

2,000,000 Shares

Common Stock

We are offering for sale 2,000,000 shares of our common stock, par value $0.01 per share. We will receive all of the net proceeds from the sale of our common stock. Our common stock is traded on The Nasdaq Global Select Market under the symbol “PCAP.” The last reported sales price for our common stock on September 26, 2007 was $13.51 per share.

We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies primarily in transactions initiated by private equity sponsors. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer companies a comprehensive suite of financing solutions, including “one-stop” financings.

Our investment objective is to generate both current cash income and capital appreciation. We are an internally managed closed-end, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 274 Riverside Avenue, Westport, Connecticut 06880 or by telephone at (203) 429-2700 or on our website at www.patcapfunding.com. The information on this website is not incorporated by reference into this prospectus supplement and the accompanying prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

You should review the information, including the risk of leverage, set forth under “Risk Factors” beginning on page 8 of the accompanying prospectus before investing in our common stock.

	Per Share	Total

Public offering price	$13.25000	$26,500,000
Underwriting discounts and commissions	$0.59625	$1,192,500
Proceeds, before expenses, to us	$12.65375	$25,307,500

(1)	We estimate that we will incur approximately $450,000 in offering expenses in connection with this offering.

The underwriters may also purchase from us up to an additional 300,000 shares of our common stock at the public offering price less the underwriting discounts and commissions, to cover over-allotments, if any, within 30 days of the date of this prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

The shares of common stock will be ready for delivery on or about October 2, 2007.

Ferris, Baker Watts Incorporated	BB&T Capital Markets A Division of Scott & Stringfellow, Inc.

The date of this prospectus supplement is September 27, 2007.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

In this prospectus supplement and the accompanying prospectus, unless otherwise noted, “we,” “us,” “our” or “Patriot Capital Funding” refer to Patriot Capital Funding, Inc. and its wholly-owned subsidiary, Patriot Capital Funding LLC I.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more information. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control.

Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us” or “Patriot Capital Funding,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	4.5%	(1)
Dividend reinvestment plan expenses	None	(2)

Annual Expenses (as a percentage of net assets attributable to common stock)
Operating expenses	4.3%	(3)
Interest expense on borrowed funds	3.2%	(4)
Acquired Funds Fees	None	(5)

Total annual expenses	7.5%	(6)

(1)	Represents underwriting discounts and commissions with respect to the shares sold by us in this offering.

(2)	The expenses of administrating our dividend reinvestment plan are included in operating expenses. See “Dividend Reinvestment Plan” in the accompanying prospectus.

(3)	Operating expenses represent our estimated annual operating expenses, excluding interest payments on borrowed funds (which includes the amortization of debt issuance costs).

(4)	Interest payments on borrowed funds represent our estimated annual interest payments.

(5)	For the six months ended June 30, 2007, we did not have any investments in shares of Acquired Funds that are not consolidated and, as a result, we did not directly or indirectly incur any fees from Acquired Funds.

(6)	The total annual expenses are the sum of operating expenses and interest payments on borrowed funds. “Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, which includes assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, our “Total annual expenses” would be 4.8% of total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 4.5% (the underwriting discounts and commissions to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$115	$251	$380	$677

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RECENT DEVELOPMENTS

Throughout the first five months of 2007, the global debt markets witnessed ever-increasing amounts of liquidity which translated into highly robust corporate debt capital markets. However, beginning in June 2007, signs of strain emerged as fears of increasing defaults in the subprime mortgage lending market caused a broader loss of investor confidence beyond the subprime mortgage lending market and into the corporate debt capital markets. Consequently, since June, there has been a significant reduction in liquidity in the corporate debt capital markets and several transactions in the high yield and syndicated leveraged loan markets have recently been cancelled, postponed, or restructured. We believe that, as of today, this reduction in liquidity remains technically driven and has caused increased market volatility in the secondary prices of existing syndicated leveraged loans and high yield bonds, driving many syndicated leveraged loan and bond market quotes to below the primary market offer price without regard to underlying fundamental performance of many of these issuers. The market quotes of a small portion of the investments in our portfolio may have been adversely affected by these events and, through September 26, 2007, may have caused a reduction of less than 0.5% in the total value of our investment portfolio at June 30, 2007. This estimate is based upon a variety of estimates and judgments which are difficult to make in the current market environment and, consequently, the impact of the current market environment on our investment portfolio may be different than our estimate. In addition, our investment portfolio will be subject to change as market conditions continue to fluctuate.

In August and September of 2007, the Company, through our special purpose subsidiary, entered into two new interest rate swap agreements. The swap agreements are at a fixed rate of 5.62% and 5.80%, respectively. Each agreement has an initial notional amount of $5.0 million, for five years. The new swaps were put into place to hedge against changes in variable interest payments on a portion of our outstanding borrowings.

As of September 26, 2007, we have received non-binding mandates for approximately $58.8 million of investment commitments in three prospective portfolio companies and one existing portfolio company. These proposed investments are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio companies and, as a result, may not result in completed investments.

On September 5, 2007, we closed an $11.3 million “one-stop” financing with Nupla Corporation, a branded manufacturer and marketer of professional high-grade fiberglass-handled striking and digging tools. The financing was comprised of senior and subordinated debt, as well as a $500,000 equity co-investment, in support of the acquisition of Nupla Corporation by Reliant Equity Investors, a private equity firm, and Nupla management. Funded commitments at closing totaled $9.5 million.

On August 31, 2007, we, through a wholly-owned bankruptcy remote, special purpose subsidiary of ours, entered into an amendment to our amended and restated securitization revolving credit facility with an entity affiliated with BMO Capital Markets Corp. The amended and restated securitization revolving credit facility was amended to, among other things: (i) increase the credit limit by $35 million to $175 million and (ii) extend the date until which we are allowed to make draws under the facility from July 23, 2009 to July 22, 2010.

On August 30, 2007, we committed and funded a $1.0 million investment in a junior secured term loan in U.S. Silica Company, a miner, processor and marketer of industrial silica sand.

On August 20, 2007, we closed a $7.5 million financing with High Street Capital, a private equity firm. The financing was comprised of $7.3 million of subordinated debt and a $250,000 equity co-investment, in support of the acquisition of Mac & Massey LLC by High Street Capital and Mac & Massey management. Funded commitments at closing totaled $7.5 million. Mac & Massey LLC is a broker and distributor of ingredients to manufacturers of food products.

On August 7, 2007, we entered into a new two-year employment agreement with our executive vice president, chief financial officer, and secretary, William E. Alvarez, Jr. Mr. Alvarez’s initial base salary under the employment agreement is $275,000, although our board of directors has the right to increase the base salary during the term and also to decrease it if certain conditions are satisfied. The employment agreement also provides that Mr. Alvarez is entitled to receive an annual bonus, which for 2007 will not be less than $175,000, based on an award range of 50% of his then-current base salary for achieving certain base performance objectives and 125% of his then-current base salary for achieving the highest level of performance objectives. The compensation committee of the board of directors will establish such performance objectives annually. In addition, the compensation committee is authorized to award a discretionary bonus to Mr. Alvarez even if the applicable performance objectives have not been fully met. Otherwise, the terms of the new agreement are substantially similar to Mr. Alvarez’s previous 2005 employment agreement. See “Compensation of Executive Officers and Directors” in the accompanying prospectus.

On August 2, 2007, the Board of Directors declared a cash distribution of $0.32 per share, payable on October 17, 2007 to stockholders of record as of the close of business on September 14, 2007. Such cash distribution is payable on total shares issued and outstanding on the record date. As a result, purchasers of our shares of common stock in this offering will not be entitled to receive such cash distribution.

On July 27, 2007, we closed a $5.5 million investment commitment in Church Services Operating, LLC, a service provider of maintenance, repair and replacement of HVAC, electrical, plumbing and foundation repair. The financing is comprised of a senior secured revolving line of credit, senior secured term debt and senior subordinated debt. We funded $5.0 million at close.

On July 16, 2007, we committed and funded a $3.0 million investment in a senior secured term loan in Nice-Pak, Inc., a manufacturer of pre-moistened wipes.

On July 2, 2007, we committed and funded a $2.0 million investment in a junior secured term loan in Custom Direct, Inc., a direct marketer of checks and other financial products and services.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

You should read this selected consolidated financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto in this prospectus supplement and the accompanying prospectus. The selected consolidated financial data at and for the fiscal years ended December 31, 2006, 2005, 2004 and 2003 have been derived from our audited financial statements. The selected consolidated financial data at and for the six months ended June 30, 2007 and 2006 have been derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended June 30, 2007 are not necessarily indicative of the results that may be expected for the year ending December 31, 2007. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. We were formed on November 4, 2002, and made our first investment on November 21, 2003. We did not have any meaningful operations during 2002. As a result, information relating to 2002 has not been presented. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” in the accompanying prospectus and “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement.

	Six Months Ended
	June 30,		Year Ended December 31,
Income Statement Data	2007	2006	2006	2005	2004	2003
	(Unaudited)

Investment Income:
Interest and dividends:
Non-control/non-affiliate investments (less than 5% owned)	$15,114,605	$11,191,803	$25,011,993	$13,035,673	$4,616,665	$253,755
Affiliate investments (5% to 25% owned)	1,834,114	—	375,716	—	—	—

Total interest income	16,948,719	11,191,803	25,387,709	13,035,673	4,616,665	253,755

Fees:
Non-control/non-affiliate investments (less than 5% owned)	569,725	125,901	260,289	366,830	241,870	5,274
Affiliate investments (5% to 25% owned)	124,403	—	9,887	—	—	—

Total fee income	694,128	125,901	270,176	366,830	241,870	5,274

Other investment income — non-control/non-affiliate investments (less than 5% owned)	424,129	713,449	848,449	46,839	—	—

Total investment income	18,066,976	12,031,153	26,506,334	13,449,342	4,858,535	259,029

Expenses:
Compensation expense	2,551,498	1,717,165	3,877,525	2,481,761	1,326,576	835,600
Consulting fees(1)	—	—	—	554,796	1,000,000	916,666
Interest(2)	3,148,721	1,923,388	4,332,582	3,517,989	1,504,998	201,331
Professional fees	413,671	509,285	1,045,613	730,550	192,938	290,822
Prepayment penalty(3)	—	—	—	3,395,335	—	—
General and administrative	1,216,100	1,077,066	2,229,970	1,041,030	227,208	164,032

Total Expenses	7,329,990	5,226,904	11,485,690	11,721,461	4,251,720	2,408,451

Net investment income (loss)	10,736,986	6,804,249	15,020,644	1,727,881	606,815	(2,149,422)

Net realized gain and loss and net unrealized appreciation (depreciation):
Net realized gain (loss) on investments — non-control/non-affiliate investments (less than 5% owned)	84,101	(3,271,091)	(3,262,966)	—	—	—

	Six Months Ended
	June 30,				Year Ended December 31,
Income Statement Data	2007		2006		2006		2005	2004	2003
	(Unaudited)

Net unrealized appreciation (depreciation) on investments — non-control/non-affiliate investments (less than 5% owned)	(364,950)		3,806,967		3,858,931		(2,965,175)	(876,021)	—
Net unrealized appreciation (depreciation) on investments — affiliate investments (5% to 25% owned)	477,800		—		(41,000)		—	—	—
Net unrealized appreciation on interest rate swaps	122,144		198,884		12,961		—	—	—

Net realized gain (loss) and net unrealized appreciation (depreciation)	319,095		734,760		567,926		(2,965,175)	(876,021)	—

Net income (loss)	$11,056,081		$7,539,009		$15,588,570		$(1,237,294)	$(269,206)	$(2,149,422)

Earnings (loss) per basic share	$0.62		$0.60		$1.10		$(0.17)	$(0.07)	$(0.56)

Earnings (loss) per diluted share	$0.61		$0.60		$1.10		$(0.17)	$(0.07)	$(0.56)

Weighted average shares outstanding, basic	17,891,914		12,464,492		14,145,200		7,253,632	3,847,902	3,847,902
Weighted average shares outstanding, diluted	18,111,437		12,464,492		14,237,952		7,253,632	3,847,902	3,847,902
Balance Sheet Data:
Total investments, net of unearned income	$293,688,974		$191,733,944		$257,248,376		$137,951,659	$65,603,830	$28,687,831
Total assets	307,334,392		202,900,236		270,522,505		150,655,993	72,038,863	35,116,998
Total debt outstanding	102,573,000		32,278,750		98,380,000		21,650,000	42,645,458	9,400,000
Stockholder’s equity	196,389,246		164,804,025		164,108,629		127,152,365	27,311,918	24,531,124
Net asset value per common share	$10.76		$10.46		$10.37		$10.48	$7.10	$6.38
Other Data:
Weighted average yield on debt investments(4)	12.7	% (5)	14.2	% (5)	13.4	% (5)	13.5%	12.6%	11.2%
Number of portfolio companies	26		21		26		15	9	3
Number of employees	11		11		11		9	6	5

(1)	On July 27, 2005, we terminated the consulting agreements pursuant to which we incurred these fees.

(2)	Our capital structure at December 31, 2004 reflected a higher percentage of leverage than we are permitted to maintain as a business development company. We used a portion of the net proceeds we received from our initial public offering to repay all of our outstanding indebtedness, including the $3.4 million prepayment penalty, at the time of our initial public offering. We are generally only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act of 1940, equals at least 200% after such borrowing.

(3)	The prepayment penalty was incurred in connection with the repayment in full and termination of our $120.0 million financing agreement.

(4)	Computed using actual interest income earned for the fiscal year (annualized for the six months ended June 30, 2007 and 2006), including amortization of deferred financing fees and original issue discount, divided by the weighted average fair value of debt investments.

(5)	The weighted average yield on our debt investments was 12.4%, 13.3% and 13.0% for the six months ended June 30, 2007 and 2006, and for the year ended December 31, 2006, respectively, if we exclude the impact of the unamortized deferred financing fees realized in connection with the early repayment or sale of certain investments during the respective periods.

USE OF PROCEEDS

We estimate that our net proceeds from the sale of the 2,000,000 shares of common stock we are offering will be approximately $24.9 million and approximately $28.7 million, if the underwriter’s over-allotment option is exercised in full, and after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

We expect to use the net proceeds from this offering to repay indebtedness under our amended and restated securitization revolving credit facility. Amounts repaid under our amended and restated securitization revolving credit facility will remain available to fund future investments. We intend to use this additional borrowing availability as well as the currently unused borrowing availability under our amended and restated securitization revolving credit facility to, among other things, make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. At September 26, 2007, the interest rate on our amended and restated securitization revolving credit facility was approximately 7.3% and there was approximately $126.8 million outstanding. We may make draws under the facility until July 22, 2010, unless extended prior to such date for an additional 364-day period with the consent of the lender.

UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus supplement, Ferris, Baker Watts, Incorporated and BB&T Capital Markets, a division of Scott & Stringfellow, Inc., have agreed to purchase, and we have agreed to sell to them, the number of shares of common stock indicated below:

Underwriter	Number of Shares

Ferris, Baker Watts, Incorporated	1,300,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	700,000

Total	2,000,000

The underwriting agreement provides that the obligations of the underwriters to pay for and accept the delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ over-allotment option described below) if any such shares are taken.

The underwriters propose to offer the shares directly to the public at the public offering price set forth on the cover of this prospectus supplement and to certain dealers at a price that represents a concession not in excess of $0.35 per share below the public offering price. The underwriters may allow, and these dealers may re-allow, a concession of not in excess of $0.10 per share to other underwriters or to certain dealers.

The underwriters have the option to purchase up to 300,000 additional shares of common stock from us at the same price they are paying for the 2,000,000 shares offered hereby. The underwriters may purchase additional shares only to cover over-allotments made in connection with this offering and only within 30 days after the date of this prospectus supplement. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table. The underwriters will offer any additional shares that they purchase on the terms described in the preceding section.

We and our executive officers and directors have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for a period of 60 days from the date of this prospectus supplement, subject to certain exceptions. Ferris, Baker Watts, Incorporated, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

The 60-day lock-up period described in the preceding paragraph will automatically be extended if (1) during the last 17 days of the 60-day lock-up period, we issue an earnings release or material news or a material event relating to us occurs, or (2) prior to the expiration of the 60-day lock-up period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of the 60-day lock-up period. Such period will continue until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Ferris, Baker Watts, Incorporated waives, in writing, such extension.

The underwriting discounts and commissions per share are equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. The underwriting discounts and commissions are 4.5% of the public offering price. We have agreed to pay the underwriters the following discounts and commissions. These amounts are shown assuming either no exercise or full exercise by the underwriter of the underwriter’s over-allotment option:

		Total Fees
		Without Exercise of	With Full Exercise of
	Fee per Share	Over-Allotment Option	Over-Allotment Option

Underwriting discounts and commissions payable by us	$0.59625	$1,192,500	$1,371,375

We estimate that the total expenses of the offering, excluding the underwriting discounts and commissions, will be approximately $450,000.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Our common stock is traded on The Nasdaq Global Select Market under the symbol “PCAP.”

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which it may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

Stabilizing transactions consist of bids or purchases of shares of our common stock in the open market made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on The Nasdaq Global Select Market, in the over-the-counter market or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

Neither we nor the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither we nor the underwriters make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

A prospectus in electronic format may be made available on the website maintained by the underwriters. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

This offering is being conducted in compliance with Rule 2810 of the Conduct Rules of the National Association of Securities Dealers, Inc.

The principal business address of Ferris, Baker Watts, Incorporated is 100 Light Street, Baltimore, Maryland 21202. The principal address of BB&T Capital Markets, a division of Scott & Stringfellow, Inc., is 909 E. Main Street, Richmond, Virginia, 23219.

LEGAL MATTERS

Certain legal matters with respect to the validity of the shares of common stock we are offering will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the underwriters by Squire, Sanders & Dempsey L.L.P., Cincinnati, Ohio.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with our interim consolidated financial statements and notes thereto appearing elsewhere in this prospectus supplement.

Some of the statements in this prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement may include statements as to:

•	Our future operating results;

•	Our business prospects and the prospects of our portfolio companies;

•	The impact of the investments that we expect to make;

•	The ability of our portfolio companies to achieve their objectives;

•	Our expected financings and investments;

•	The adequacy of our cash resources and working capital; and

•	The timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” in the accompanying prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Overview

We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer a comprehensive suite of financing solutions, including “one-stop” financings. In August 2005, we completed an initial public offering of shares of our common stock for net proceeds (including underwriters’ exercise of their over-allotment) of approximately $106.1 million. On July 27, 2005, we elected to be treated as a business development company under the Investment Company Act of 1940. We have also elected to be treated as a regulated investment company, or RIC under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income or gains we distribute (actually or as a deemed dividend) to our stockholders as dividends, provided that we satisfy certain requirements.

Portfolio Composition

Our primary business is lending to and investing in small- to mid-sized businesses through investments in senior secured loans, junior secured loans, subordinated debt investments and equity-based investments, including warrants. The fair value of our portfolio (excluding unearned income of $3.7 million and $3.6 million at June 30, 2007 and December 31, 2006, respectively) was $297.4 million and $260.9 million at June 30, 2007 and December 31, 2006, respectively. The increase in the value of our portfolio each period was primarily attributable to newly-originated investments.

Total portfolio investment activity (excluding unearned income) as of and for the six months ended June 30, 2007 and the year ended December 31, 2006 was as follows:

	June 30,	December 31,
	2007	2006

Beginning portfolio at fair value	$260,859,260	$141,390,954
Investments in debt securities	82,181,250	154,876,598
Investments in equity securities	4,800,000	3,074,997
Investment repayments	(46,917,872)	(37,627,269)
Increase in payment-in-kind interest/dividends	1,770,022	2,424,927
Sale of investments	(5,374,750)	(7,098,878)
Increase in fair value of investments	112,850	3,817,931

Ending portfolio at fair value	$297,430,760	$260,859,260

As of June 30, 2007 and December 31, 2006, the composition of our portfolio at fair value (excluding unearned income) was as follows:

	June 30, 2007		December 31, 2006
	Investments at	Percentage of	Investments at	Percentage of
	Fair Value	Total Portfolio	Fair Value	Total Portfolio

Senior secured revolving lines of credit	$11,530,219	3.9%	$7,010,219	2.7%
Senior secured term loans	150,407,257	50.5	133,672,426	51.2
Junior secured term loans	54,976,833	18.5	57,032,813	21.9
Senior subordinated debt	71,657,530	24.1	59,298,927	22.7
Investments in equity securities	8,858,921	3.0	3,844,875	1.5

Totals	$297,430,760	100.0%	$260,859,260	100.0%

For the six months ended June 30, 2007 and year ended December 31, 2006, the weighted average yield on all of our outstanding debt investments was approximately 12.7% and 13.4%, respectively. The weighted average balance of our debt investment portfolio during the three months ended June 30, 2007 was $282.9 million up from $265.5 million during the three months ended March 31, 2007. Yields are computed using actual interest income earned for the year (annualized for the six months ended June 30, 2007), including amortization of loan fees and original issue discount, divided by the weighted average fair value of debt investments. The yield during the six months ended June 30, 2007 was positively impacted by the recognition of deferred financing fees received from six of our portfolio companies as a result of either the repayment of their entire outstanding debt, sale of debt, sale of warrants or reduction of available credit. For the six months ended June 30, 2007, the weighted average yield on all of our outstanding debt investments was approximately 12.4%, excluding the impact of the unamortized deferred financing fees. The amount of deferred financing fees recognized during the six months ended June 30, 2007 and 2006 totaled $424,000 and $713,000. As of June 30, 2007 and December 31, 2006, $103.8 million and $102.7 million, respectively, of our portfolio investments at fair value (excluding unearned income) were at fixed interest rates, which represented approximately 35% and 39%, respectively, of our total portfolio of investments at fair value (excluding unearned income). We generally structure our subordinated debt investments at fixed rates while many of our senior secured and junior secured loans are, and will be, at variable rates.

In March and December of 2006, we, through our special purpose subsidiary, entered into interest rate swap agreements. Our swap agreement entered into in March 2006 is at a fixed rate of 5.04% on an initial notional amount of $20.0 million, for five years and our December 2006 swap agreement is at a fixed rate of 4.84% on an initial notional amount of $3.5 million, for five years. The swaps were put into place to hedge against changes in variable interest payments on a portion of our outstanding borrowings.

For the three and six months ended June 30, 2007, net unrealized gains attributed to the swaps were approximately $185,000 and $122,000, and for the three and six months ended June 30, 2006, net unrealized gains attributed to the swaps were approximately $150,000 and $199,000, respectively. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower rates with respect to the hedged portfolio.

At June 30, 2007 and December 31, 2006, our equity investments consisted of common and preferred stock, LLC membership interests and warrants to acquire equity interests in certain of our portfolio companies. Warrants to acquire equity interests allow us to participate in the potential appreciation in the value of the portfolio company, while minimizing the amount of upfront cost to us.

As of June 30, 2007 and December 31, 2006, the composition of our investment portfolio by industry sector, (excluding unearned income) at cost and fair value was as follows:

	June 30, 2007				December 31, 2006
	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Manufacturing	$172,596,517	58.0%	$173,077,969	58.2%	$118,031,907	45.2%	$118,274,709	45.3%
Distribution	49,775,149	16.7	49,548,649	16.6	47,685,031	18.3	47,513,531	18.2
Service	35,528,251	12.0	35,439,751	11.9	33,142,636	12.7	32,834,136	12.6
Consumer/Retail Goods	38,978,091	13.1	39,181,391	13.2	58,398,679	22.4	58,564,779	22.5
Publishing	—	—	—	—	3,161,105	1.2	3,166,305	1.2
Defense	463,168	0.2	183,000	0.1	463,168	0.2	505,800	0.2

Total	$297,341,176	100.0%	$297,430,760	100.0%	$260,882,526	100.0%	$260,859,260	100.0%

(1)	Represents percentage of total portfolio.

At June 30, 2007 and December 31, 2006, our two largest investments (as a percentage of commitments) represented approximately 16% and 17%, respectively, of the total investment portfolio at fair value. Investment income, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest. Revenue recognition in any given period can be highly concentrated among several portfolio companies. During the three and six months ended June 30, 2007 and 2006, we did not record investment income from any portfolio company in excess of 10.0% of total investment income.

Portfolio Asset Quality

We utilize a standard investment rating system for our entire portfolio of debt investments. Investment Rating 1 is used for investments that exceed expectations and/or a capital gain is expected. Investment Rating 2 is used for investments that are generally performing in accordance with expectations. Investment Rating 3 is used for performing investments that require closer monitoring. Investment Rating 4 is used for investments performing below expectations where a higher risk of loss exists. Investment Rating 5 is used for investments performing significantly below expectations where we expect a loss.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2007 and December 31, 2006:

	June 30, 2007		December 31, 2006
	Investments at	Percentage of	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio

1	$28,389,178	9.8%	$22,689,633	8.8%
2	219,057,968	75.9	198,127,878	77.1
3	41,124,693	14.3	36,196,874	14.1
4	—	—	—	—
5	—	—	—	—

Totals	$288,571,839	100.0%	$257,014,385	100.0%

Loans and Debt Securities on Non-Accrual Status

At June 30, 2007 and December 31, 2006, none of our loans or debt securities were on non-accrual status.

Results of Operations

The principal measure of our financial performance is net income (loss) which includes net investment income (loss) and net realized gain (loss) and unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees, and other investment income and our operating expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net realized appreciation (depreciation) on interest rate swaps is the net change in the fair value of our outstanding swap agreements. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Comparison for the three months ended June 30, 2007 and 2006

Total Investment Income

Total investment income included interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees and waiver fees. Other investment income consists primarily of the accelerated recognition of deferred financing fees received from our portfolio companies on the repayment of the entire outstanding investment, the sale of the investment, or reduction of available credit.

Total investment income for the three months ended June 30, 2007 and 2006, was $9.1 million and $5.8 million, respectively. For the three months ended June 30, 2007, this amount consisted of interest income of $59,000 from cash and cash equivalents, $8.7 million of interest and dividend income from portfolio investments (which included $929,000 in payment-in-kind or PIK interest and dividends), $299,000 in fee income and $40,000 in other investment income. For the three months ended June 30, 2006, this amount primarily consisted of interest income of $116,000 from cash and cash equivalents, $5.6 million of interest income from portfolio investments (which included $592,000 in PIK interest and dividends) and $56,000 in fee income.

The increase in our total investment income for the three months ended June 30, 2007 as compared to the three months ended June 30, 2006 is primarily attributable to an increase in the weighted average fair value balance outstanding of our interest-bearing investment portfolio during the quarter ended June 30, 2007. During the three months ended June 30, 2007, the weighted average fair value balance outstanding of our interest-bearing investment portfolio was approximately $282.9 million as compared to approximately $174.6 million during the three months ended June 30, 2006.

Expenses

Expenses included compensation expense, interest on our outstanding indebtedness, professional fees, and general and administrative expenses.

Expenses for the three months ended June 30, 2007 and 2006, were $3.7 million and $2.7 million, respectively. Expenses increased for the three months ended June 30, 2007 as compared to the three months ended June 30, 2006 by approximately $985,000, primarily as a result of higher compensation expense, which increased by $484,000, and higher interest expense, which increased by $688,000, offset by a decrease in professional fees in the amount of $164,000. The higher compensation expense is due to the increase in salaries for existing employees and higher bonus accruals. The increase in interest expense is due to the increase in weighted average borrowings outstanding, which were approximately $90.4 million during the three months ended June 30, 2007 as compared to $46.5 million in the comparable period in 2006. Such borrowings were used primarily to fund investments. The decrease in professional fees relates to an adjustment in the accrual of expenses resulting from the receipt during the quarter ended June 30, 2007 of new service agreements from various service providers for work to be performed in 2007.

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on sale of investments is the difference between the proceeds received from dispositions of portfolio investments and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized. During the three months ended June 30, 2007 and 2006, we realized gains (losses) on the sale of investments in the amount of $78,000 and ($3.3) million, respectively. During the three months ended June 30, 2007, we sold warrants in one portfolio company and realized a gain of $75,000 and sold a debt investment commitment and realized a gain of approximately $3,000. During the three months ended June 30, 2006, we sold our investment in Interstate Highway Sign Corporation and realized a net loss of $3.3 million.

Net Change in Unrealized Appreciation or Depreciation on Investments

We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors pursuant to our valuation policy and a consistently applied valuation process. At June 30, 2007, and December 31, 2006, portfolio investments recorded at fair value (including unearned income) were approximately 95.6% and 95.1%, respectively, of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We specifically value each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. During the three months ended June 30, 2007 and 2006, we recorded net unrealized appreciation of $28,000 and $4.6 million, respectively, on our investments. The unrealized appreciation recorded by us during the three months ended June 30, 2006 related to the reversal of previously recorded unrealized depreciation associated with a realized loss.

Unrealized Appreciation on Interest Rate Swaps

Net unrealized appreciation on interest rate swaps represents the change in value of the swap agreements. For the three months ended June 30, 2007, we recorded an unrealized appreciation of approximately $185,000 on our interest rate swap agreements as compared to a $150,000 appreciation in the comparable period in 2006.

Net Income

Net income was $5.7 million for the quarter ended June 30, 2007 as compared to $4.6 million for the quarter ended June 30, 2006. The $1.1 million increase in net income was primarily a result of an increase in investment income of $3.3 million in 2007, offset by an increase in operating expenses in the amount of $985,000 in 2007 and a decrease in net realized and unrealized gain in the amount of $1.2 million.

Comparison for the six months ended June 30, 2007 and 2006

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees and waiver fees. Other investment income consists primarily of the accelerated recognition of deferred financing fees received from our portfolio companies on the repayment of the entire outstanding investment, the sale of the investment, or reduction of available credit.

Total investment income for the six months ended June 30, 2007 and 2006, was $18.1 million and $12.0 million, respectively. For the six months ended June 30, 2007, this amount consisted of interest income of $138,000 from cash and cash equivalents, $16.8 million of interest income from portfolio investments (which included $1.8 million in payment-in-kind or PIK interest and dividends), $694,000 in fee income and $424,000 in other investment income. For the six months ended June 30, 2006, this amount consisted of interest income of $265,000 from cash and cash equivalents, $10.9 million of interest income from portfolio investments (which included $1.1 million in payment-in-kind or PIK interest and dividends), $126,000 in fee income, and $713,000 of other investment income.

The increase in our total investment income for the six months ended June 30, 2007 as compared to the six months ended June 30, 2006 is primarily attributable to an increase in the weighted average fair value balance outstanding of our interest-bearing investment portfolio during the six months ended June 30, 2007. During the six months ended June 30, 2007, the weighted average fair value balance outstanding of our interest-bearing investment portfolio was approximately $274.3 million as compared to approximately $165.7 million during the six months ended June 30, 2006.

Expenses

Expenses include compensation expense, interest on our outstanding indebtedness, professional fees, and general and administrative expenses.

Expenses for the six months ended June 30, 2007 and 2006, were $7.3 million and $5.2 million, respectively. Expenses increased for the six months ended June 30, 2007, as compared to the six months ended June 30, 2006, by approximately $2.1 million, primarily as a result of a $1.2 million increase in interest expense and a $834,000 increase in compensation expense. The higher interest expense is due to the increase in weighted average borrowings outstanding. The higher compensation expense is attributable to increases in the following; bonus accruals, stock option plan compensation expense and salaries.

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. During the six months ended June 30, 2007, we realized gains of $84,000, principally due to the sale of equity warrants from one of our portfolio investments. During the six months ended June 30, 2006, we sold our investment in Interstate Highway Sign Corporation and realized a net loss of $3.3 million.

Net Change in Unrealized Appreciation or Depreciation on Investments

Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. During the six months ended June 30, 2007, we recorded net unrealized appreciation of $113,000 on our investments. Total unrealized appreciation recorded during the six months ended June 30, 2006 was $3.8 million, which primarily related to our investment in Interstate Highway Sign Corporation. Because we had previously recorded an unrealized depreciation of $3.8 million in the fair value of our investment, we had to make an accounting entry to reverse such unrealized depreciation when we sold such investment and recognized a realized loss of $3.3 million.

Unrealized Appreciation on Interest Rate Swaps

For the six months ended June 30, 2007 and 2006, we recorded an unrealized appreciation of approximately $122,000 and $199,000, respectively, on our interest rate swap agreements.

Net Income

Net income was $11.1 million for the six months ended June 30, 2007 as compared to net income of $7.5 million for the six months ended June 30, 2006. The $3.6 million increase in net income was primarily a result of an increase in investment income of $6.0 million in 2007, offset by an increase in operating expenses of $2.1 million and a decrease in realized and unrealized gains in the amount of $416,000.

Financial Condition, Liquidity and Capital Resources

Cash, Cash Equivalents and Restricted Cash

At June 30, 2007 and December 31, 2006, we had $5.7 million and $4.2 million, respectively, in cash and cash equivalents. In addition, at June 30, 2007 and December 31, 2006, we had $4.2 million and $5.1 million, respectively, in restricted cash which we maintained in accordance with the terms of our $140.0 million amended and restated securitization revolving credit facility with an entity affiliated with BMO Capital Markets Corp. (formerly known as Harris Nesbitt Corp.). A portion of these funds were released or available to us on July 12, 2007 and January 12, 2007, respectively.

For the six months ended June 30, 2007, net cash provided by operating activities totaled $9.1 million, compared to net cash provided by operating activities of $6.4 million for the comparable 2006 period. This change was due primarily to an increase in net income and due to a decrease in unrealized depreciation on investments, offset by a decrease in realized gain (loss) on investments, an increase in payment-in-kind interest and dividends, and a decrease in accounts payable, accrued expenses and other. Cash used for investing activities totaled $34.6 million and $52.0 million for the six months ended June 30, 2007 and 2006, respectively. This change was principally due to higher loan repayments and amortization in the amount of $28.4 million, offset by an increase of $12.9 million in investment originations. Cash provided by financing activities totaled $27.0 million and $45.5 million in the six months ended June 30, 2007 and 2006, respectively. This change was principally due to a net decrease of $6.4 million in our borrowings, a decrease in restricted cash of $439,000, an increase in distributions paid in the amount of $6.3 million, and a decrease in net proceeds from the sale of common stock of $5.3 million.

Liquidity and Capital Resources

On June 14, 2006, we closed a secondary public offering of 3,600,000 shares of common stock and received gross proceeds of $39.1 million less underwriters’ commissions and discounts, and fees of $2.4 million. On January 26, 2007, we closed a shelf offering of 2,370,000 shares of common stock and received gross proceeds of $33.7 million less underwriters’ commissions and discounts, and fees of approximately $2.0 million.

We expect our cash on hand, borrowings under our current and future debt agreements, including our securitization revolving credit facility, equity financings, and cash generated from operations, including income earned from investments in our portfolio companies and, to a lesser extent, the temporary investments of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, to be adequate to meet our cash needs at our current level of operations. Our securitization revolving credit facility contains certain requirements, including, but not limited to, minimum diversity, rating and yield, and limitations on loan size. These requirements may limit our ability to fund certain new originations with advances under the facility, in which case we will seek to fund originations using new debt or equity financings, which may or may not be available on favorable terms, if at all.

In order to satisfy the requirements applicable to RICs under Subchapter M of the Internal Revenue Code, or the “Code,” we intend to continue distributing to our stockholders substantially all of our taxable income. Taxable income generally differs from net income (loss) for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Taxable income includes cash fees collected and non-cash items, such as PIK interest. Cash collections of income resulting from PIK interest generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense. See “— Regulated Investment Company Status and Distributions.”

In addition, as a business development company, we generally are required to meet a coverage ratio of total assets less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. As of June 30, 2007, this ratio was 291%. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Borrowings

Securitization Revolving Credit Facility.  On September 18, 2006, we, through a consolidated wholly-owned bankruptcy remote, special purpose subsidiary of ours, entered into an amended and restated securitization revolving credit facility (the “Securitization Facility”), with an entity affiliated with BMO Capital Markets Corp. (formerly Harris Nesbitt Corp). On May 2, 2007, we amended our Securitization Facility and lowered the interest rate payable on any outstanding balances under the Securitization Facility during the period of time we are permitted to make draws. The amendment also reduced or eliminated certain restrictions pertaining to certain loan covenants. The Securitization Facility allows our special purpose subsidiary to borrow up to $140.0 million through the issuance of notes to a multi-seller commercial paper conduit administered by the affiliated entity. The Securitization Facility is secured by all of the loans held by our special purpose subsidiary. The Securitization Facility bears interest at the commercial paper rate plus 1.0% (1.35% prior to May 2, 2007) and allows our special purpose subsidiary to make draws under the Securitization Facility until July 23, 2009, unless extended prior to such date for an additional 364-day period with the consent of the lender. If the Securitization Facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period following July 23, 2009 and interest will accrue on outstanding borrowings under the facility at the prime rate plus 2.0%. For information regarding a recent amendment we made to the Securitization Facility, see “Recent Developments.” The Securitization Facility provides for the payment to the lender of a monthly fee equal to 0.25% per annum on the unused amount of the Securitization Facility. We will use the proceeds of the Securitization Facility to fund our loan origination activities and for general corporate purposes. Each loan origination under the Securitization Facility will be subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the Securitization Facility at any particular time or at all. As of June 30, 2007, $102.6 million was outstanding under the Securitization Facility.

The predecessor securitization revolving credit facility to the Securitization Facility: (i) allowed our special purpose subsidiary to make draws under the Securitization Facility until July 24, 2008, unless extended prior to such date for an additional 364-day period with the consent of the lender thereto; (ii) bore interest at the commercial paper rate plus 1.75%, (iii) provided that in the event that the Securitization Facility was not extended, any principal amounts then outstanding would be amortized over a 24-month period following July 24, 2008 and interest would accrue on outstanding borrowings under the Securitization Facility at the prime rate plus 2.0%; and (iv) contained more stringent restrictions regarding certain loan concentrations.

In March and December of 2006, we, through our special purpose subsidiary, entered into interest rate swap agreements. Our swap agreement entered into in March 2006 is at a fixed rate of 5.04%, on an initial notional amount of $20 million, for five years, and our December 2006 swap agreement is at a fixed rate of 4.84%, on an initial notional amount of $3.5 million, for five years. The swaps were put into place to hedge against changes in variable interest payments on a portion of our outstanding borrowings. For the three and six months ended June 30, 2007, net unrealized gains attributed to the swaps were approximately $185,000 and $122,000, respectively, and for the three and six months ended June 30, 2006, net unrealized gains attributed to the swaps were approximately $150,000 and $199,000, respectively. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower rates with respect to the outstanding borrowings.

Regulated Investment Company Status and Distributions

Effective August 1, 2005, the Company elected to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To obtain and maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, with respect to each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We intend to make distributions to our stockholders on a quarterly basis of substantially all of our annual taxable income (which includes our taxable interest and fee income). We currently intend to retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. During the three and six months ended June 30, 2007, we realized capital gains of approximately $78,000 and $84,000, respectively. During the three and six months ended June 30, 2006, we did not realize any capital gains, rather we realized a loss of $3.3 million. In addition, at June 30, 2007, we had realized loss carryforwards of $3.3 million which will be available to offset capital gains until July 31, 2014. To the extent our taxable earnings for a fiscal tax year fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the Investment Company Act of 1940 and due to provisions in our credit facility. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Our process for determining the fair value of our investments begins with determining the enterprise value of the portfolio company. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value.

To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA in order to assess a portfolio company’s financial performance and to value a portfolio company. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses.

In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost plus amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values of equity securities are generally discounted to account for restrictions on resale and minority ownership positions.

Duff & Phelps, LLC, an independent valuation firm (“Duff & Phelps”), provided third party valuation consulting services to us which consisted of certain limited procedures that we engaged them to perform. At June 30, 2007 and at December 31, 2006, we asked Duff & Phelps to perform the limited procedures on investments in 8 and 10, respectively, portfolio companies comprising approximately 37% and 40%, respectively, of the total investments at fair value. Upon completion of their limited procedures, Duff & Phelps concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable. Our Board of Directors is ultimately and solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.

Fee Income Recognition

We receive a variety of fees in the ordinary course of our business, including arrangement fees and loan fees. We account for our fee income in accordance with Emerging Issues Task Force Issue 00-21 “Accounting for Revenue Arrangements with Multiple Deliverables” (“EITF 00-21”). EITF 00-21 addresses certain aspects of a company’s accounting for arrangements containing multiple revenue-generating activities. In some arrangements, the different revenue-generating activities (deliverables) are sufficiently separable and there exists sufficient evidence of their fair values to separately account for some or all of the deliverables (i.e., there are separate units of accounting). EITF 00-21 states that the total consideration received for the arrangement be allocated to each unit based upon each unit’s relative fair value. In other arrangements, some or all of the deliverables are not independently functional, or there is not sufficient evidence of their fair values to account for them separately. In determining fair value of various fee income we receive, we will first rely on data compiled through our investment and syndication activities and secondly on independent third party data. The timing of revenue recognition for a given unit of accounting depends on the nature of the deliverable(s) in that accounting unit (and the corresponding revenue recognition model) and whether the general conditions for revenue recognition have been met. Fee income for which fair value cannot be reasonably ascertained is recognized using the interest method in accordance with Statement of Financial Accounting Standards No. 91, “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases,” (“SFAS No. 91”). We have historically recognized fee income in accordance with SFAS No. 91. In addition, we capitalize and offset direct loan origination costs against the origination fees received and only defer the net fee.

Payment-in-Kind or PIK Interest and Dividends

We include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind or PIK interest or dividends, which represents either contractually deferred interest added to the loan balance that is generally due at the end of the loan term or contractually deferred dividends added to our equity investment in the portfolio company. We will cease accruing PIK interest if we do not expect the portfolio company to be able to pay all principal and interest due, and we will cease accruing PIK dividends if we do not expect the portfolio company to be able to make PIK dividend payments in the future. In certain cases, a portfolio company makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a portfolio company’s loan can increase while the total outstanding amount of the loan to that portfolio company may stay the same or decrease. Accrued PIK interest and dividends represented $3.5 million or 1.2% of our portfolio of investments at fair value (excluding unearned income) as of June 30, 2007 and $2.9 million or 1.1% of our portfolio of investments at fair value (excluding unearned income) as of December 31, 2006. The net increase in loan and equity balances as a result of contracted PIK arrangements are separately identified on our statements of cash flows.

PIK related activity for the six months ended June 30, 2007 was as follows:

Six Months Ended
June 30, 2007

Beginning PIK balance	$2,891,565
PIK interest and dividends earned during the period	1,770,022
PIK receipts during the period	(1,196,353)

Ending PIK balance	$3,465,234

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. When a loan or debt security becomes 90 days or more past due, or if we otherwise do not expect the debtor to be able to service its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. At June 30, 2007 and December 31, 2006, none of our loans and debt securities were greater than 90 days past due or on non-accrual.

Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity securities is recorded on the record date for private companies and the ex-dividend date for publicly traded companies.

Off-Balance Sheet Arrangements

We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence, negotiating appropriate financial covenants and obtaining collateral where necessary. As of June 30, 2007, we had unused commitments to extend credit to our portfolio companies of $23.5 million, which are not reflected on our balance sheet.

In connection with our Securitization Facility, our special purpose subsidiary is required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions. We have agreed to guarantee the payment of certain swap breakage costs that may be payable by our special purpose subsidiary in connection with any such interest rate swap agreements or other interest rate hedging transactions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Borrowings.”

Contractual Obligations

As of June 30, 2007, we had $102.6 million outstanding under the Securitization Facility. Our Securitization Facility is due in July 2009. For information regarding a recent amendment we made to the Securitization Facility, see “Recent Developments.” The Securitization Facility contains provisions for the payment of any outstanding balance upon maturity. On August 11, 2005, we entered into a lease agreement for office space expiring on January 15, 2011. Future minimum lease payments due under the office lease and for certain office equipment are as follows: remainder of 2007 — $117,000; 2008 — $237,000; 2009 — $241,000; 2010 — $247,000; 2011 — $21,000.

Quantitative and Qualitative Disclosures About Market Risk

Our business activities contain elements of market risk. We consider interest rates to be our principal market risk. We consider the management of risk essential to conducting our business. Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income is affected by changes in various interest rates, including LIBOR and prime rates. At June 30, 2007, approximately 36% of our debt investments at fair value bore interest at fixed rates, with the remainder at floating rates.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our total investment income. Our interest rates on our borrowings are based on commercial paper rates. We use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques include various interest rate hedging activities to the extent permitted by the 1940 Act. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Off-Balance Sheet Arrangements.” We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that our balance sheet at June 30, 2007 were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have an annual affect on investment income of approximately $1.8 million and interest expense of approximately $1.0 million. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Patriot Capital Funding, Inc.
Consolidated Balance Sheets

	June 30,	December 31,
	2007	2006
	(unaudited)

ASSETS
Investments at fair value:
Non-control/non-affiliate investments (cost of $247,162,137 — 2007, $251,915,921 — 2006)	$246,814,921	$251,933,655
Affiliate investments (cost of $50,179,039 — 2007, $8,966,605 — 2006)	50,615,839	8,925,605
Unearned income	(3,741,786)	(3,610,884)

Total investments	293,688,974	257,248,376
Cash and cash equivalents	5,625,962	4,211,643
Restricted cash	4,162,276	5,113,806
Interest receivable	2,429,552	2,221,000
Other assets	1,427,628	1,727,680

TOTAL ASSETS	$307,334,392	$270,522,505

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Borrowings	$102,573,000	$98,380,000
Interest payable	536,996	523,709
Distributions payable	5,840,888	4,904,818
Accounts payable, accrued expenses and other	1,994,262	2,605,349

TOTAL LIABILITIES	110,945,146	106,413,876

STOCKHOLDERS’ EQUITY
Preferred stock, $.01 par value, 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 18,252,774 and 15,821,994 shares issued and outstanding at at June 30, 2007, and December 31, 2006, respectively	182,528	158,220
Paid-in capital	204,829,967	171,957,327
Accumulated net investment loss	(1,912,061)	(1,912,061)
Distributions in excess of net investment income	(3,757,013)	(2,821,587)
Net realized loss on investments	(3,178,865)	(3,262,966)
Net unrealized appreciation on interest rate swaps	135,105	12,961
Net unrealized appreciation (depreciation) on investments	89,585	(23,265)

TOTAL STOCKHOLDERS’ EQUITY	196,389,246	164,108,629

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$307,334,392	$270,522,505

NET ASSET VALUE PER COMMON SHARE	$10.76	$10.37

See Notes to Consolidated Financial Statements

Patriot Capital Funding, Inc.

Consolidated Statements of Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
	(unaudited)

INVESTMENT INCOME
Interest and dividends:
Non-control/non-affiliate investments (less than 5% owned)	$7,535,657	$5,752,032	$15,114,605	$11,191,803
Affiliate investments (5% to 25% owned)	1,214,881	—	1,834,114	—

Total interest and dividend income	8,750,538	5,752,032	16,948,719	11,191,803

Fees:
Non-control/non-affiliate investments (less than 5% owned)	188,099	55,833	569,725	125,901
Affiliate investments (5% to 25% owned)	111,174	—	124,403	—

Total fee income	299,273	55,833	694,128	125,901

Other investment income — non-control/non-affiliate investments (less than 5% owned)	39,842	—	424,129	713,449

Total Investment Income	9,089,653	5,807,865	18,066,976	12,031,153

EXPENSES
Compensation expense	1,331,965	848,418	2,551,498	1,717,165
Interest expense	1,642,509	954,257	3,148,721	1,923,388
Professional fees	106,044	270,216	413,671	509,285
General and administrative expense	617,427	640,259	1,216,100	1,077,066

Total Expenses	3,697,945	2,713,150	7,329,990	5,226,904

Net Investment Income	5,391,708	3,094,715	10,736,986	6,804,249

NET REALIZED GAIN (LOSS) AND NET UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on investments — non-control/non-affiliate investments (less than 5% owned)	77,934	(3,271,091)	84,101	(3,271,091)
Net unrealized appreciation (depreciation) on investments — non-control/non-affiliate investments (less than 5% owned)	(296,850)	4,611,300	(364,950)	3,806,967
Net unrealized appreciation on investments — affiliate investments (5% to 25% owned)	324,600	—	477,800	—
Net unrealized appreciation on interest rate swaps	185,472	149,687	122,144	198,884

Net Realized Gain and Net Unrealized Appreciation	291,156	1,489,896	319,095	734,760

NET INCOME	$5,682,864	$4,584,611	$11,056,081	$7,539,009

Earnings per share, basic	$0.31	$0.36	$0.62	$0.60

Earnings per share, diluted	$0.31	$0.36	$0.61	$0.60

Weighted average shares outstanding, basic	18,246,987	12,788,727	17,891,914	12,464,492

Weighted average shares outstanding, diluted	18,466,510	12,788,727	18,111,437	12,464,492

See Notes to Consolidated Financial Statements

Patriot Capital Funding, Inc.

Consolidated Statements of Changes in Net Assets

	Six Months Ended
	June 30,
	2007	2006
	(unaudited)

Operations:
Net investment income	$10,736,986	$6,804,249
Net realized gain (loss) on investments	84,101	(3,271,091)
Net unrealized appreciation on investments	112,850	3,806,967
Net unrealized appreciation on interest rate swaps	122,144	198,884

Net increase in assets from operations	11,056,081	7,539,009

Stockholder transactions:
Distributions to stockholders from net investment income	(10,736,986)	(6,804,249)
Distributions in excess of net investment income	(935,427)	(241,313)

Net decrease in assets from stockholder transactions	(11,672,413)	(7,045,562)

Capital share transactions:
Issuance of common stock	31,694,803	36,690,690
Issuance of common stock under dividend reinvestment plan	871,477	269,247
Stock option compensation	330,669	198,276

Net increase in assets from capital share transactions	32,896,949	37,158,213

Total increase in net assets	32,280,617	37,651,660
Net assets at beginning of period	164,108,629	127,152,365

Net assets at end of period	$196,389,246	$164,804,025

Net asset value per common share	$10.76	$10.46

Common shares outstanding at end of period	18,252,774	15,758,387

See Notes to Consolidated Financial Statements

Patriot Capital Funding, Inc.

Consolidated Statements of Cash Flows

	Six Months Ended
	June 30,
	2007	2006
	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$11,056,081	$7,539,009
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	214,104	237,245
Change in interest receivable	(208,552)	(33,054)
Net realized (gain) loss on sale of investment	(84,101)	3,271,091
Net unrealized appreciation of investments	(112,850)	(3,806,967)
Unrealized appreciation on interest rate swaps	(122,144)	(198,884)
Payment-in-kind interest and dividends	(1,770,022)	(1,144,116)
Stock-based compensation expense	330,669	198,276
Change in unearned income	130,902	(153,947)
Change in interest payable	13,287	131,533
Change in other assets	235,365	93,570
Change in accounts payable, accrued expenses and other	(611,087)	306,368

Net cash provided by operating activities	9,071,652	6,440,124

CASH FLOWS FROM INVESTING ACTIVITIES:
Funded investments	(86,981,250)	(74,102,610)
Principal repayments on investments	46,917,872	18,519,755
Proceeds from sale of investments	5,458,851	3,634,509
Purchase of furniture and equipment	(4,085)	(37,625)

Net cash used for investing activities	(34,608,612)	(51,985,971)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings	87,050,000	184,578,750
Repayments on borrowings	(82,857,000)	(173,950,000)
Net proceeds from sale of common stock	31,694,804	36,690,690
Distributions paid	(9,864,867)	(3,250,383)
Deferred offering costs	(23,188)	—
Change in restricted cash	951,530	1,390,319

Net cash provided by financing activities	26,951,279	45,459,376

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,414,319	(86,471)
CASH AND CASH EQUIVALENTS AT:
Beginning of Period	4,211,643	2,371,841

End of Period	$5,625,962	$2,285,370

Supplemental information:
Interest paid	$3,135,434	$1,791,856

Non-cash financing activities:
Distributions reinvested in common stock	$871,477	$269,247
Distributions declared but not paid	5,840,888	3,525,932

See Notes to Consolidated Financial Statements

Patriot Capital Funding, Inc.

Consolidated Schedule of Investments
June 30, 2007
(unaudited)

Company(1)	Industry	Investment	Principal	Cost	Value

Affiliate investments (5% to 25% owned):

Aylward Enterprises	Manufacturer of	Revolving Line of Credit (8.9%, Due 2/12) (3)	$1,500,000	$1,500,000	$1,500,000
LLC (5)	packaging equipment	Senior Secured Term Loan A (9.7%, Due 2/12) (3)	9,150,000	9,150,000	9,150,000
		Senior Subordinated Debt (14.5%, Due 8/12) (2)	6,327,835	6,327,835	6,327,835
		Membership Interest (4)		1,250,000	1,391,400

Fischbein, LLC	Designer and	Senior Subordinated Debt (16.5%, Due 5/13) (2) (3)	4,131,322	4,131,322	4,131,322
	manufacturer of bag	Membership Interest — Class A (4)		2,800,000	3,037,600
	packaging equipment

KTPS Holdings, LLC	Manufacturer and	Revolving Line of Credit (9.2%, Due 1/12) (3)	1,000,000	1,000,000	1,000,000
	distributor of specialty	Senior Secured Term Loan A (8.7%, Due 1/12) (3)	6,500,000	6,500,000	6,500,000
	pet products	Senior Secured Term Loan B (12.0%, Due 1/12) (3)	2,000,000	2,000,000	2,000,000
		Senior Subordinated Debt (15.0%, Due 3/12) (2) (3)	4,020,333	4,020,333	4,020,333
		Membership Interest — Class A (4)		730,020	641,300
		Membership Interest — Common (4)		19,980	—

Smart, LLC (5)	Provider of tuition	Revolving Line of Credit (10.8%, Due 8/11) (3)	1,870,000	1,870,000	1,870,000
	management services	Senior Secured Term Loan A (10.3%, Due 6/11) (3)	4,275,000	4,275,000	4,275,000
		Senior Secured Term Loan B (16.5%, Due 2/12) (2) (3)	3,604,549	3,604,549	3,604,549
		Membership Interest — Class B (4)		1,000,000	1,166,500

Total Affiliate investments (represents 17.0% of total investments at fair value)				$50,179,039	$50,615,839

Non-control/non-affiliate investments (less than 5% owned):

ADAPCO, Inc.	Distributor of	Revolving Line of Credit (10.0%, Due 7/11) (3)	$1,200,000	$1,200,000	$1,200,000
	specialty chemicals	Senior Secured Term Loan A (10.9%, Due 6/11) (3)	13,350,000	13,350,000	13,350,000
	and contract	Common Stock (4)		500,000	273,500
	application services

Allied Defense Group, Inc.	Diversified defense company	Common Stock Warrants (4)		463,168	183,000

Arrowhead General Insurance Agency, Inc.	Insurance agency and program specialist	Junior Secured Term Loan (12.6%, Due 2/13) (3)	5,000,000	5,000,000	5,087,500

Borga, Inc.	Manufacturer of	Revolving Line of Credit (8.3%, Due 5/10) (3)	250,000	250,000	250,000
	pre-fabricated metal	Senior Secured Term Loan A (9.1%, Due 3/09) (3)	1,996,000	1,996,000	1,996,000
	building systems	Senior Secured Term Loan B (11.9%, Due 5/10) (3)	1,804,000	1,804,000	1,804,000
		Senior Secured Term Loan C (16.0%, Due 5/10) (2) (3)	7,637,702	7,637,702	7,637,702
		Common Stock Warrants (4)		20,250	30,300

Caleel + Hayden,	Provider of proprietary	Senior Secured Term Loan B (10.1%, Due 11/11) (3)	10,959,687	10,959,687	10,959,687
LLC (5)	branded professional	Senior Subordinated Debt (14.5%, Due 11/12) (2) (3)	6,250,868	6,250,868	6,250,868
	skincare and cosmetic	Common Stock (4)		750,000	919,600
	products to physicians and spa communities

Cheeseworks, Inc.	Distributor of specialty	Revolving Line of Credit (8.0%, Due 6/11) (3)	5,080,219	5,080,219	5,080,219
	cheese and food products	Senior Secured Term Loan (10.9%, Due 6/11) (3)	11,241,219	11,241,219	11,241,219

Copperhead Chemical Company, Inc.	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt (15.3%, Due 11/10) (2) (3)	4,904,608	4,904,608	4,904,608

Dover Saddlery, Inc.	Equestrian products	Senior Subordinated Debt (11.5%, Due 9/09) (3)	3,000,000	3,000,000	3,000,000
	catalog retailer	Common Stock Warrants (4)		148,200	186,900

Eight O’Clock Coffee Company	Manufacturer, distributor, and marketer of coffee	Junior Secured Term Loan (11.9%, Due 7/13) (3)	9,000,000	9,000,000	8,966,300

Employbridge Holding Company (5)	A provider of specialized staffing services	Junior Secured Term Loan (12.3%, Due 10/13) (3)	3,000,000	3,000,000	3,007,500

Encore Legal	Legal document	Junior Secured Term Loan A (10.5%, Due 6/10) (2) (3)	3,884,856	3,884,856	3,884,856
Solutions, Inc.	management services	Junior Secured Term Loan B (10.8%, Due 6/10) (2) (3)	7,049,466	7,049,466	7,049,466
		Senior Subordinated Debt (15.0%, Due 6/10) (2) (3)	5,494,380	5,494,380	5,494,380
		Common Stock Warrants(4)		350,000	—

EXL Acquisition	Manufacturer of lab	Senior Secured Term Loan A (8.6%, Due 3/11) (3)	6,450,000	6,450,000	6,450,000
Corp.	testing supplies	Senior Secured Term Loan B (9.1%, Due 3/12) (3)	2,370,000	2,370,000	2,370,000
		Senior Secured Term Loan D (15.0%, Due 3/12) (2) (3)	5,000,833	5,000,833	5,000,833
		Common Stock — Class A (4)		2,475	215,400
		Common Stock — Class B (2)		279,910	282,110

Company(1)	Industry	Investment	Principal	Cost	Value

Fairchild Industrial	Manufacturer of	Senior Secured Term Loan A (8.6%, Due 7/10) (3)	6,230,000	6,230,000	6,230,000
Products, Co.	industrial controls and	Senior Secured Term Loan B (10.4%, Due 7/11) (3)	9,437,500	9,437,500	9,437,500
	power transmission	Senior Subordinated Debt (14.8%, Due 7/11) (2)	5,471,406	5,471,406	5,471,406
	products	Preferred Stock — Class A (2)		313,519	313,519
		Common Stock — Class B (4)		121,598	102,800

Impact Products, LLC	Distributor of janitorial	Junior Secured Term Loan B (9.6%, Due 9/12) (3)	9,006,250	9,006,250	9,006,250
	supplies	Junior Secured Term Loan C (13.5%, Due 9/12) (2) (3)	5,547,461	5,547,461	5,547,461

Innovative Concepts in	Manufacturer of coin	Senior Secured Term Loan A (9.4%, Due 2/11) (3)	5,100,000	5,100,000	5,100,000
Entertainment, Inc.	operated games	Senior Secured Term Loan B (9.9%, Due 2/11) (3)	3,564,000	3,564,000	3,564,000
		Senior Secured Term Loan C (13.0%, Due 8/11) (3)	3,900,000	3,900,000	3,900,000

Keltner Enterprises, LLC (5)	Distributor of automotive oils, chemicals and parts	Senior Subordinated Debt (14.0%, Due 12/11) (3)	3,850,000	3,850,000	3,850,000

L.A. Spas, Inc.	Manufacturer of above	Senior Subordinated Debt (15.5%, Due 1/10) (2) (3)	7,145,991	7,145,991	7,145,991
	ground spas	Common Stock Warrants (4)		5,000	—

Metrologic	Manufacturer of imaging	Senior Secured Term Loan (8.4%, Due 4/14)	997,500	997,500	1,002,500
Instruments, Inc.	and scanning equipment	Junior Secured Term Loan (11.6%, Due 4/15)	1,000,000	1,000,000	1,002,500

Prince Mineral	Manufacturer of pigments	Junior Secured Term Loan (10.4%, Due 12/12) (3)	11,425,000	11,425,000	11,425,000
Company, Inc.		Senior Subordinated Debt (14.0%, Due 7/13) (2) (3)	11,863,037	11,863,037	11,863,037

Quartermaster, Inc.	Retailer of uniforms and	Senior Secured Term Loan A (10.0%, Due 12/10) (3)	4,882,500	4,882,500	4,882,500
	tactical equipment to	Senior Secured Term Loan B (11.2%, Due 12/10) (3)	2,587,500	2,587,500	2,587,500
	law enforcement and security professionals	Senior Secured Term Loan C (15.0%, Due 12/11) (2) (3)	3,248,345	3,248,345	3,248,345

R-O-M Corporation	Manufacturer of doors,	Senior Secured Term Loan A (8.4%, Due 2/13) (3)	7,720,000	7,720,000	7,720,000
	ramps and bulk heads	Senior Secured Term Loan B (9.6%, Due 5/13) (3)	8,507,250	8,507,250	8,507,250
	for fire trucks and food transportation	Senior Subordinated Debt (15.0%, Due 8/13) (2)	9,122,750	9,122,750	9,122,750

Sidump’r Trailer	Manufacturer of side	Revolving Line of Credit (10.8%, Due 1/11) (3)	630,000	630,000	630,000
Company, Inc.	dump trailers	Senior Secured Term Loan A (8.9%, Due 1/11) (3)	2,362,500	2,362,500	2,362,500
		Senior Secured Term Loan B (11.9%, Due 1/11) (3)	2,332,375	2,332,375	2,332,375
		Senior Secured Term Loan C (14.0%, Due 7/11) (2) (3)	3,193,797	3,193,797	3,193,797
		Senior Subordinated Debt (12.0%, Due 1/12) (3)	75,000	75,000	75,000
		Preferred Stock (2)	83,992	83,992	83,992
		Common Stock (4)	25	25	31,000

Total Non-control/non-affiliate investments (represents 83.0% of total investments at fair value)				$247,162,137	$246,814,921

Total Investments				$297,341,176	$297,430,760
Unearned Income				(3,741,786)	(3,741,786)

Total Investments Net of Unearned Income				$293,599,390	$293,688,974

(1)	The Company does not “control,” and, except as noted in the schedule above, is not an “affiliate” of, any of its portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company “controls” a portfolio company if it owns 25% or more of its voting securities and is an “affiliate” of a portfolio company if the Company owns 5% or more of its voting securities.

(2)	Amount includes payment-in-kind (PIK) interest or dividends.

(3)	Pledged as collateral under the Company’s Securitization Facility. See Note 3 to Consolidated Financial Statements.

(4)	Non-income producing.

(5)	Some of the investments listed are issued by an affiliate of the listed portfolio company.

See Notes to Consolidated Financial Statements

Patriot Capital Funding, Inc.

Consolidated Schedule of Investments
December 31, 2006

Company(1)	Industry	Investment	Principal	Cost	Value

Affiliate investments (5% to 25% owned):

Smart, LLC (5)	Provider of tuition	Senior Secured Term Loan A (10.4%, Due 6/11) (3)	$4,425,000	$4,425,000	$4,425,000
	management	Senior Secured Term Loan B (16.5%, Due 2/12) (2) (3)	3,541,605	3,541,605	3,541,605
	services	Membership Interest — Class B (4)		1,000,000	959,000

Total Affiliate investments (represents 3.4% of total investments at fair value)				$8,966,605	$8,925,605

Non-control/non-affiliate investments (less than 5% owned):

ADAPCO, Inc.	Distributor of	Senior Secured Term Loan A (10.9%, Due 6/11) (3)	$13,350,000	$13,350,000	$13,350,000
	specialty chemicals and contract application services	Common Stock (4)		500,000	328,500

Agent Media	Publisher of insurance	Senior Secured Term Loan A (10.1%, Due 9/08) (3)	1,000,000	1,000,000	1,000,000
Corporation	industry periodicals	Senior Secured Term Loan B (12.4%, Due 9/09) (3)	2,130,105	2,130,105	2,130,105
		Common Stock Warrants (4)		31,000	36,200

Allied Defense	Diversified defense	Common Stock Warrants (4)		463,168	505,800
Group, Inc.	company

Arrowhead General Insurance Agency, Inc.	Insurance agency and program specialist	Junior Secured Term Loan (12.6%, Due 2/13) (3)	5,000,000	5,000,000	5,075,000

Borga, Inc.	Manufacturer of	Senior Secured Term Loan A (8.9%, Due 3/09) (3)	1,208,500	1,208,500	1,208,500
	pre-fabricated metal	Senior Secured Term Loan B (11.9%, Due 5/10) (3)	1,810,250	1,810,250	1,810,250
	building systems	Senior Secured Term Loan C (16.0%, Due 5/10) (2) (3)	7,485,057	7,485,057	7,485,057
		Common Stock Warrants(4)		20,250	21,200

Caleel + Hayden,	Provider of proprietary	Senior Secured Term Loan A (8.1%, Due 11/10)	5,000,000	5,000,000	5,000,000
LLC (5)	branded professional	Senior Secured Term Loan B (10.1%, Due 11/11) (3)	11,000,000	11,000,000	11,000,000
	skincare and cosmetic	Senior Subordinated Debt (14.5%, Due 11/12) (2) (3)	6,272,135	6,272,135	6,272,135
	products to physicians and spa communities	Common Stock (4)		750,000	858,100

Cheeseworks, Inc.	Distributor of specialty	Revolving Line of Credit (8.0%, Due 6/11) (3)	5,080,219	5,080,219	5,080,219
	cheese and food products	Senior Secured Term Loan (11.0%, Due 6/11) (3)	11,845,374	11,845,374	11,845,374

Copperhead Chemical Company, Inc.	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt (15.3%, Due 11/10) (2) (3)	4,824,790	4,824,790	4,824,790

Dover Saddlery, Inc.	Equestrian products	Senior Subordinated Debt (11.5%, Due 9/09) (3)	3,000,000	3,000,000	3,000,000
	catalog retailer	Common Stock Warrants (4)		148,200	171,200

Eight O’Clock Coffee Company	Manufacturer, distributor, and marketer of coffee	Junior Secured Term Loan (11.9%, Due 7/13) (3)	9,000,000	9,000,000	9,146,250

Employbridge Holding Company (5)	A provider of specialized staffing services	Junior Secured Term Loan (12.4%, Due 10/13) (3)	3,000,000	3,000,000	3,007,500

Encore Legal	Legal document	Junior Secured Term Loan A (10.6%, Due 12/09) (3)	3,819,500	3,819,500	3,819,500
Solutions, Inc.	management services	Junior Secured Term Loan B (10.8%, Due 12/09) (3)	6,907,625	6,907,625	6,907,625
		Senior Subordinated Debt (15.0%, Due 5/10) (2) (3)	5,098,906	5,098,906	5,098,906
		Common Stock Warrants (4)		350,000	—

EXL Acquisition	Manufacturer of lab	Senior Secured Term Loan A (8.6%, Due 3/11) (3)	7,100,000	7,100,000	7,100,000
Corp.	testing supplies	Senior Secured Term Loan B (9.1%, Due 3/12) (3)	2,382,000	2,382,000	2,382,000
		Senior Secured Term Loan D (15.0%, Due 3/12) (2) (3)	5,000,833	5,000,833	5,000,833
		Common Stock — Class A (4)		2,475	86,300
		Common Stock — Class B (2)		267,466	268,266

Fairchild Industrial	Manufacturer of	Senior Secured Term Loan A (9.4%, Due 7/10) (3)	9,770,000	9,770,000	9,770,000
Products, Co.	industrial controls and	Senior Secured Term Loan B (11.4%, Due 7/11) (3)	2,793,750	2,793,750	2,793,750
	power transmission	Senior Subordinated Debt (15.5%, Due 7/11) (2)	5,368,427	5,368,427	5,368,427
	products	Preferred Stock — Class A (2)		399,401	399,401
		Common Stock — Class B (4)		121,598	80,400

Impact Products,	Distributor of	Junior Secured Term Loan B (9.6%, Due 9/12) (3)	7,462,500	7,462,500	7,462,500
LLC.	janitorial supplies	Junior Secured Term Loan C (13.5%, Due 9/12) (2) (3)	5,596,938	5,596,938	5,596,938

Innovative Concepts	Manufacturer of coin	Senior Secured Term Loan A (9.4%, Due 2/11) (3)	5,550,000	5,550,000	5,550,000
in Entertainment,	operated games	Senior Secured Term Loan B (9.9%, Due 2/11) (3)	3,582,000	3,582,000	3,582,000
Inc.		Senior Secured Term Loan C (13.0%, Due 8/11) (3)	3,900,000	3,900,000	3,900,000

Company(1)	Industry	Investment	Principal	Cost	Value

Keltner Enterprises, LLC (5)	Distributor of automotive oils, chemicals and parts	Senior Subordinated Debt (14.0%, Due 12/11) (3)	3,850,000	3,850,000	3,850,000

L.A. Spas, Inc.	Manufacturer of above	Senior Subordinated Debt (15.5%, Due 1/10) (2) (3)	7,020,843	7,020,843	7,020,843
	ground spas	Common Stock Warrants (4)		5,000	—

Natural Products Group, LLC (5)	Manufacturer and marketer of branded personal care products	Junior Secured Term Loan (11.9%, Due 12/13) (3)	4,000,000	4,000,000	4,040,000

Prince Mineral	Manufacturer of	Junior Secured Term Loan (10.3%, Due 12/12) (3)	11,475,000	11,475,000	11,475,000
Company, Inc.	pigments	Senior Subordinated Debt (14.0%, Due 7/13) (2) (3)	11,803,278	11,803,278	11,803,278

Quartermaster, Inc.	Retailer of uniforms	Senior Secured Term Loan A (9.9%, Due 12/10) (3)	6,000,000	6,000,000	6,000,000
	and tactical equipment	Senior Secured Term Loan B (11.2%, Due 12/10) (3)	2,600,000	2,600,000	2,600,000
	to law enforcement and security professionals	Senior Secured Term Loan C (15.0%, Due 12/11) (2) (3)	3,199,633	3,199,633	3,199,633

R-O-M Corporation	Manufacturer of doors,	Revolving Line of Credit (9.1%, Due 12/09) (3)	1,500,000	1,500,000	1,500,000
	ramps and bulk heads	Senior Secured Term Loan A (9.0%, Due 12/09) (3)	2,958,000	2,958,000	2,958,000
	for fire trucks and	Senior Secured Term Loan B (9.4%, Due 12/10) (3)	3,374,500	3,374,500	3,374,500
	food transportation	Senior Subordinated Debt (16.0%, Due 12/10) (2) (3)	7,082,680	7,082,680	7,082,680

Robert Rothschild	Manufacturer of	Senior Secured Term Loan B (9.1%, Due 7/11) (3)	4,500,000	4,500,000	4,500,000
Farm, Inc.	specialty food products	Senior Subordinated Debt (16.3%, Due 1/12) (2) (3)	4,902,868	4,902,868	4,902,868

Sidump’r Trailer	Manufacturer of side	Revolving Line of Credit (10.8%, Due 1/11) (3)	430,000	430,000	430,000
Company, Inc.	dump trailers	Senior Secured Term Loan A (9.0%, Due 1/11) (3)	2,660,000	2,660,000	2,660,000
		Senior Secured Term Loan B (12.0%, Due 1/11) (3)	2,344,125	2,344,125	2,344,125
		Senior Secured Term Loan C (14.0%, Due 7/11) (2) (3)	3,161,694	3,161,694	3,161,694
		Senior Subordinated Debt (12.0%, Due 1/12) (3)	75,000	75,000	75,000
		Preferred Stock (2)	80,808	80,808	80,808
		Common Stock (4)	25	25	49,700

Stolle Machinery Company, LLC	Provider of capital equipment used in the production of aluminum or steel beverage and food cans	Junior Secured Term Loan (11.4%, Due 9/13)	500,000	500,000	502,500

Total Non-control/non-affiliate investments (represents 96.6% of total investments at fair value)				$251,915,921	$251,933,655

Total Investments				$260,882,526	$260,859,260
Unearned Income				(3,610,884)	(3,610,884)

Total Investments Net of Unearned Income				$257,271,642	$257,248,376

(1)	The Company does not “control,” and, except with respect to Smart, LLC, is not an “affiliate” of, any of its portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company “controls” a portfolio company if it owns 25% or more of its voting securities and is an “affiliate” of a portfolio company if the Company owns 5% or more of its voting securities.

(2)	Amount includes payment-in-kind (PIK) interest or dividends.

(3)	Pledged as collateral under the Company’s Securitization Facility. See Note 3 to Consolidated Financial Statements.

(4)	Non-income producing.

(5)	Some of the investments listed are issued by an affiliate of the listed portfolio company.

See Notes to Consolidated Financial Statements

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements
(unaudited)

Note 1.	Description of Business and Basis of Presentation

Description of Business

Patriot Capital Funding, Inc. (the “Company”) is a specialty finance company that provides customized financing solutions to small- to mid-sized companies. The Company typically invests in companies with annual revenues between $10 million and $100 million, and companies which operate in diverse industry sectors. Investments usually take the form of senior secured loans, junior secured loans and subordinated debt investments — which may contain equity or equity-related instruments. The Company’s equity co-investments are generally expected to be less than $2.0 million. The Company also offers “one-stop” financing, which typically includes a revolving credit line, one or more senior secured term loans and a subordinated debt investment.

The Company had previously elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, the Company had also previously elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Basis of Presentation

The accompanying consolidated financial statements reflect the consolidated accounts of the Company and its special purpose financing subsidiary, Patriot Capital Funding, LLC I, (see Note 3) with all significant intercompany balances eliminated. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

Interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods have been included. The results of operations for the current period are not necessarily indicative of results that ultimately may be achieved for the year. The interim unaudited financial statements and notes thereto should be read in conjunction with the December 31, 2006 financial statements and notes thereto included in the accompanying prospectus.

In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FAS 109, Accounting for Income Taxes” (“FIN 48”), to create a single model to address accounting for uncertainty in tax positions. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 as of January 1, 2007, as required. The adoption of FIN 48 did not have any impact on the Company’s results of operations or financial condition.

Recent Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” (“SFAS 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements. This statement addressed how to calculate fair value measurements required or permitted under other accounting pronouncements. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. SFAS No. 157 is effective for financial

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

statements issued for fiscal years beginning after November 15, 2007. Early adoption is permitted, provided that financial statements for that fiscal year, including any interim periods within that fiscal year, have not been issued. The Company is currently evaluating the impact, if any, that the implementation of SFAS No. 157 will have on our results of operations or financial condition.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” (“SFAS 159”). SFAS No. 159 would allow the Company an irrevocable election to measure certain financial assets and liabilities at fair value, with unrealized gains and losses on the elected items recognized in earnings at each reporting period. The fair value option may only be elected at the time of initial recognition of a financial asset or financial liability or upon the occurrence of certain specified events. The election is applied on an instrument by instrument basis, with a few exceptions, and is applied only to entire instruments and not to portions of instruments. SFAS 159 also provides expanded disclosure requirements regarding the effects of electing the fair value option on the financial statements. SFAS 159 is effective prospectively for fiscal years beginning after November 15, 2007. The Company is currently evaluating this Statement, however, as our investments are stated at fair value, the Company does not anticipate that adoption will have a significant impact, if any, on our results of operations or financial condition.

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies of Equity Method Investors for Investments in Investment Companies” (“SOP 07-01”). SOP 07-1 clarifies which entities are within the scope of the AICPA Audit and Accounting Guide Investment Companies (the “Guide”) and is effective for fiscal years beginning on or after December 15, 2007. Companies that are regulated by the Investment Company Act of 1940 are automatically within the scope of the Guide. As such the adoption of SOP 07-1 will not affect the Company because it already adheres to the provisions of the Guide. Upon adoption of SOP 07-1, a company must also adopt the provisions of FASB Staff Position (“FSP”) No. FIN 46R-7 “Application of FASB Interpretation No. 46R to Investment Companies.” FSP FIN 46R-7 permanently exempts investment companies from applying the provisions of Interpretation 46R to investments carried at fair value.

Interest, Dividends, Fees, and Other Investment Income

Interest and dividend income is recognized as revenue when earned according to the terms of the investment, and when in the opinion of management, it is collectible. Premiums paid and discounts obtained, including discounts in the form of fees, are amortized into interest income over the estimated life of the investment using the interest method. Fees consist principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees and waiver fees. Equity structuring fees are recognized as earned, which is generally when the investment transaction closes. Other investment income consists principally of the recognition of unamortized deferred financing fees received from portfolio companies on the repayment of their debt facility.

Distributions Paid

Distributions to stockholders are recorded on the declaration date. The Company is required to pay out to its shareholders at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. It is the policy of the Company to pay out as a distribution all or substantially all of those amounts. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is based on management’s estimate of the Company’s annual taxable income. Based on that, a distribution is declared and paid each quarter. At its tax year-end the Company may pay a bonus distribution, in addition to the quarterly distributions, to ensure that it has paid out at least 90% of its net

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

ordinary taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for the year.

On July 31, 2006, the Company completed its first RIC tax year, and, as a result, the Company determined that $2.5 million represented a tax return of capital for the fiscal tax year from August 1, 2005 through July 31, 2006. Such amount had been reclassified as a return of capital from distributions to paid-in capital at July 31, 2006.

Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in capital (i.e., return of capital).

Reclassifications

Certain prior period amounts have been reclassified to the current presentation.

Note 2.	Investments

At June 30, 2007 and December 31, 2006, investments consisted of the following:

	June 30, 2007		December 31, 2006
	Cost	Fair Value	Cost	Fair Value

Investments in debt securities	$288,503,039	$288,571,839	$256,743,135	$257,014,385
Investments in equity securities	8,838,137	8,858,921	4,139,391	3,844,875

Subtotal	297,341,176	297,430,760	260,882,526	260,859,260
Unearned income	(3,741,786)	(3,741,786)	(3,610,884)	(3,610,884)

Total	$293,599,390	$293,688,974	$257,271,642	$257,248,376

At June 30, 2007 and December 31, 2006, $103.8 million and $102.7 million, respectively, of the Company’s portfolio investments at fair value were at fixed rates, which represented approximately 35% and 39%, respectively, of the Company’s total portfolio of investments at fair value. The Company generally structures its subordinated debt at fixed rates, while most of its senior secured and junior secured loans are at variable rates determined on the basis of a benchmark such as LIBOR or prime rate. The Company’s loans generally have stated maturities ranging from 4 to 7.5 years.

At June 30, 2007 and December 31, 2006, the Company had equity investments and warrant positions designed to provide the Company with an opportunity for an enhanced internal rate of return. These instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains.

During the three and six months ended June 30, 2007, the Company realized a gain of $78,000 and $84,000, respectively, on the sale of portfolio investments. During the three and six months ended June 30, 2006, the Company realized a loss of $3.3 million on the sale of one of its portfolio investments. During the three and six months ended June 30, 2007, the Company recorded unrealized appreciation of $28,000 and $113,000, respectively, and during the three and six months ended June 30, 2006, the Company recorded unrealized appreciation of $4.6 million and $3.8 million, respectively. The unrealized appreciation recorded by the Company during the three and six months ended June 30, 2006 related to an accounting entry the Company made to reverse previously recorded unrealized depreciation with respect to an investment when such investment was sold for a realized loss of $3.3 million.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

The composition of the Company’s investments as of June 30, 2007 and December 31, 2006 at cost and fair value was as follows, excluding unearned income:

	June 30, 2007				December 31, 2006
	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Senior Secured Debt	$161,932,476	54.4%	$161,937,476	54.4%	$140,682,645	53.9%	$140,682,645	53.9%
Junior Secured Debt	54,913,033	18.5	54,976,833	18.5	56,761,563	21.8	57,032,813	21.9
Subordinated Debt	71,657,530	24.1	71,657,530	24.1	59,298,927	22.7	59,298,927	22.7
Warrants/Equity	8,838,137	3.0	8,858,921	3.0	4,139,391	1.6	3,844,875	1.5

Total	$297,341,176	100.0%	$297,430,760	100.0%	$260,882,526	100.0%	$260,859,260	100.0%

(1)	Represents percentage of total portfolio.

The composition of the Company’s investment portfolio by industry sector, excluding unearned income, as of June 30, 2007 and December 31, 2006 at cost and fair value was as follows:

	June 30, 2007				December 31, 2006
	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Manufacturing	$172,596,517	58.0%	$173,077,969	58.2%	$118,031,907	45.2%	$118,274,709	45.3%
Distribution	49,775,149	16.7	49,548,649	16.6	47,685,031	18.3	47,513,531	18.2
Service	35,528,251	12.0	35,439,751	11.9	33,142,636	12.7	32,834,136	12.6
Consumer / Retail Goods	38,978,091	13.1	39,181,391	13.2	58,398,679	22.4	58,564,779	22.5
Publishing	—	—	—	—	3,161,105	1.2	3,166,305	1.2
Defense	463,168	0.2	183,000	0.1	463,168	0.2	505,800	0.2

Total	$297,341,176	100.0%	$297,430,760	100.0%	$260,882,526	100.0%	$260,859,260	100.0%

(1)	Represents percentage of total portfolio.

Note 3.	Borrowings

On September 18, 2006, the Company, through a consolidated wholly-owned bankruptcy remote, special purpose subsidiary, entered into an amended and restated securitization revolving credit facility (the “Securitization Facility”), with an entity affiliated with BMO Capital Markets Corp. (formerly Harris Nesbitt Corp). On May 2, 2007, the Company amended its Securitization Facility and lowered the interest rate payable on any outstanding balances under the Securitization Facility during the period of time the Company is permitted to make draws. The amendment also reduced or eliminated certain restrictions pertaining to certain loan covenants. The Securitization Facility allows the special purpose subsidiary to borrow up to $140.0 million through the issuance of notes to a multi-seller commercial paper conduit administered by the affiliated entity. The Securitization Facility is secured by all of the loans held by the special purpose subsidiary. The Securitization Facility bears interest at the commercial paper rate plus 1.0% (1.35% prior to May 2, 2007) and allows the special purpose subsidiary to make draws under the facility until July 23, 2009, unless extended prior to such date for an additional 364-day period with the consent of the lender. If the Securitization Facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period following July 23, 2009 and interest will accrue on outstanding borrowings under the Securitization Facility at the prime rate plus 2.0%. The Securitization Facility provides for the payment to the lender of a monthly fee equal to 0.25% per annum on the unused amount of the Securitization Facility. The Company can use the proceeds of the Securitization Facility to fund loan origination activities and for general corporate purposes. Each loan origination under the Securitization Facility will be subject to the satisfaction of certain conditions.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

The predecessor securitization revolving credit facility to the Securitization Facility: (i) allowed our special purpose subsidiary to make draws under the Securitization Facility until July 24, 2008, unless extended prior to such date for an additional 364-day period with the consent of the lender thereto; (ii) bore interest at the commercial paper rate plus 1.75%, (iii) provided that in the event that the Securitization Facility was not extended, any principal amounts then outstanding would be amortized over a 24-month period following July 24, 2008 and interest would accrue on outstanding borrowings under the Securitization Facility at the prime rate plus 2.0%; and (iv) contained more stringent restrictions regarding certain loan concentrations. At June 30, 2007 and December 31, 2006, $102.6 million and $98.4 million, respectively, of borrowings were outstanding under the Securitization Facility. At June 30, 2007, the interest rate was 6.4%. Interest expense for the three and six months ended June 30, 2007 and 2006 consisted of the following:

			Six Months Ended
	Three Months Ended June 30,		June 30,
	2007	2006	2007	2006

Interest charges	$1,544,512	$793,300	$2,946,074	$1,606,305
Amortization of debt issuance costs	70,059	101,992	140,118	202,597
Unused facility fees	27,938	58,965	62,529	114,486

Total	$1,642,509	$954,257	$3,148,721	$1,923,388

The Securitization Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum yields on funded loans. The Securitization Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the Securitization Facility. In connection with the origination of the Securitization Facility (including amendments), the Company incurred $1.3 million of fees and legal costs which are being amortized over the term of the Securitization Facility.

In March and December of 2006, the Company, through our special purpose subsidiary, entered into interest rate swap agreements. The swap agreement entered into in March 2006 is at a fixed rate of 5.04% on an initial notional amount of $20.0 million, for five years. The December 2006 swap agreement is at a fixed rate of 4.84% on an initial notional amount of $3.5 million, for five years. The swaps were put into place to hedge against changes in variable interest payments on a portion of our outstanding borrowings. For the three and six months ended June 30, 2007, net unrealized appreciation attributed to the swaps were approximately $185,000 and $122,000, respectively, and for the three and six months ended June 30, 2006, net unrealized appreciation attributed to the swaps were approximately $150,000 and $199,000, respectively. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower rates with respect to the outstanding borrowings.

Note 4.	Stock Option Plan

During 2005, the Company established a stock option plan (the “Plan”) and reserved 1,341,748 shares of common stock for issuance under the Plan. In June 2006, the stockholders approved the issuance of an additional 1,089,929 shares of the Company’s common stock upon exercise of options to be granted under the Plan, and in June 2007, the stockholders approved the issuance of an additional 1,213,000 shares of the Company’s common stock upon exercise of options to be granted under the Plan. On August 2, 2005, options to purchase a total of 1,301,496 shares of common stock were granted to the Company’s executive officers with an exercise price of $14.00 per share (initial public offering price of the common stock at date of grant). Such options vest equally over three years from the date of grant and have a ten-year exercise period. On June 26, 2006, options to purchase a total of 903,000 shares of common stock were granted to the Company’s executive officers and employees with an exercise price of $10.97 per share (the closing market price of the common stock at date of grant). Such options vest equally, on a monthly basis, over three years from the date

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

of grant and have a ten-year exercise period. On February 23, 2007, options to purchase a total of 227,181 shares of common stock were granted to the Company’s executive officers and employees with an exercise price of $14.38 per share (the closing market price of the common stock at date of grant). Such options vest equally, on a monthly basis, over three years from the date of grant and have a ten-year exercise period. As of June 30, 2007, 2.4 million options were outstanding, 760,000 of which were exercisable. The options have a weighted average remaining contractual life of 8.5 years, a weighted average exercise price of $12.91, and an aggregate intrinsic value of approximately $4.7 million.

Prior to January 1, 2006, the Company accounted for the Plan and related grants thereunder using the intrinsic value method prescribed in APB Opinion No. 25, “Accounting for Stock Issued to Employees.” Under this method, no stock-based employee compensation expense is reflected in net income (loss), as all of the options granted under the Plan had an exercise price equal to the market value of the underlying common stock on the date of grant.

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Payment,” (“SFAS 123R”). The Company has elected the “modified prospective method” of transition as permitted by SFAS 123R. Under this transition method, the Company is required to record compensation expense for all awards granted after the date of adoption and for the unvested portion of previously granted awards that were outstanding at the date of adoption. The fair value of each stock option granted is estimated on the date of grant using the Black-Scholes option pricing model. For shares granted in 2005, this model used the following assumptions: annual dividend rate of 8%, risk free interest rate of 4.3%, expected volatility of 21%, and the expected life of the options of 10 years.

At the time of the Company’s 2005 initial public offering, the Company did not have a history of option exercises or forfeitures and, accordingly applied a 10 year expected option life, equal to the life of the option grants, in the option pricing model for grants in 2005. For shares granted in 2006, this model used the following assumptions: annual dividend rate of 9.2%, risk free interest rate of 5.3%, expected volatility of 21%, and the expected life of the options of 6.5 years. For shares granted in 2007, this model used the following assumptions: annual dividend rate of 8.3%, risk free interest rate of 4.7%, expected volatility of 20%, and the expected life of the options of 6.5 years. For 2006 and 2007 grants, the Company calculated its expected term assumption using guidance provided by SEC Staff Accounting Bulletin 107 (“SAB 107”). SAB 107 allows companies to use a simplified expected term calculation in instances where no historical experience exists, provided that the companies meet specific criteria which were met by the Company. Expected volatility was based on historical volatility of similar entities whose share prices and volatility were available.

Assumptions used with respect to future grants may change as the Company’s actual experience may be different. The fair value of options granted in 2007, 2006 and 2005 was approximately $0.99, $0.74 and $0.90, respectively, using the Black-Scholes option pricing model. The Company has adopted the policy of recognizing compensation cost for options with graded vesting on a straight-line basis over the requisite service period for the entire award. For the three and six months ended June 30, 2007, the Company recorded compensation expense related to stock options of approximately $172,000 and $331,000, respectively, and for the three and six months ended June 30, 2006, the Company recorded compensation expense related to stock options of approximately $101,000 and $198,000, respectively, which is included in compensation expense in the consolidated statements of operations. The Company does not record the tax benefits associated with the expensing of stock options since the Company elected to be treated as a RIC under Subchapter M of the Internal Revenue Code and as such, the Company is not subject to federal income tax on the portion of taxable income and gains distributed to stockholders, provided that at least 90% of its annual taxable income is distributed. As of June 30, 2007, there was $1.1 million of unrecognized compensation cost related to unvested options which is expected to be recognized over 2.7 years.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Note 5.	Earnings Per Share and Common Stock

The following table sets forth the computation of basic and diluted earnings per common share for the three and six months ended June 30, 2007 and 2006.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006

Basic:
Net income	$5,682,864	$4,584,611	$11,056,081	$7,539,009

Weighted average common shares outstanding	18,246,987	12,788,727	17,891,914	12,464,492
Earnings per common share, basic	$0.31	$0.36	$0.62	$0.60
Diluted:
Net income	$5,682,864	$4,584,611	$11,056,081	$7,539,009

Weighted average common shares outstanding	18,246,987	12,788,727	17,891,914	12,464,492
Dilutive effect of stock options	219,523	—	219,523	—

Weighted average common shares and common stock equivalents	18,466,510	12,788,727	18,111,437	12,464,492

Earnings per common share, diluted	$0.31	$0.36	$0.61	$0.60

For purposes of calculating diluted earnings per common share, 903,000 outstanding stock options are included in diluted earnings per common share using the treasury stock method. For the remaining 1.5 million outstanding stock options, the exercise price exceeded the average market price of shares of common stock during the period, and accordingly, were not included in calculation of diluted earnings per common share.

On June 14, 2006, the Company closed a follow-on public offering of 3,600,000 shares of common stock and received gross proceeds of $39.1 million less underwriters’ commissions and discounts, and fees of $2.4 million.

On January 26, 2007, the Company closed a shelf offering of 2,370,000 shares of common stock and received gross proceeds of $33.7 million less underwriters’ commissions and discounts, and fees of approximately $2.0 million.

The Company, during 2005, established a dividend reinvestment plan, and during the six months ended June 30, 2007 and the year ended December 31, 2006, issued 31,523 and 85,339 shares, respectively, in connection with distributions paid. The following table reflects the Company’s distributions paid since January 1, 2006:

Date Declared	Record Date	Payment Date	Amount

April 30, 2007	June 15, 2007	July 17, 2007	$0.32
February 23, 2007	March 15, 2007	April 18, 2007	$0.32
November 10, 2006	December 15, 2006	January 17, 2007	$0.31
August 7, 2006	September 15, 2006	October 17, 2006	$0.31
May 9, 2006	June 2, 2006	July 17, 2006	$0.29
February 28, 2006	March 21, 2006	April 11, 2006	$0.29

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Note 6.	Commitments and Contingencies

The balance of unused commitments to extend credit was $23.5 million and $27.0 million at June 30, 2007 and December 31, 2006, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as contingent investment draws, revolving credit arrangements or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the portfolio company. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

In connection with borrowings under the Securitization Facility, the Company’s special purpose subsidiary may be required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions. The Company has agreed to guarantee the payment of certain swap breakage costs that may be payable by the Company’s special purpose subsidiary in connection with any such interest rate swap agreements or other interest rate hedging transactions (see “Note 3. Borrowings”).

The Company leases its corporate offices and certain equipment under operating leases with terms expiring in 2011. Future minimum lease payments due under operating leases at June 30, 2007 are as follows: $117,000 — remainder of 2007, $237,000 — 2008, $241,000 — 2009, $247,000 — 2010, $21,000 — 2011. Rent expense was approximately $56,000 and $112,000, for each of the three and six months ended June 30, 2007 and 2006. At June 30, 2007, the Company had an outstanding letter of credit in the amount of $38,000 as a security deposit for the lease of the Company’s corporate offices.

Note 7.	Concentrations of Credit Risk

The Company’s portfolio companies are primarily small- to mid-sized companies that operate in a variety of industries.

At June 30, 2007 and December 31, 2006, the Company’s two largest investments (as a percentage of commitments) represented approximately 16% and 17%, respectively, of the total investment portfolio. Investment income, consisting of interest, dividends and fees, can fluctuate dramatically upon repayment of an investment or sale of an equity interest. Revenue recognition in any given year can be highly concentrated among several customers. During the three and six months ended June 30, 2007 and 2006, the Company did not record investment income from any portfolio company in excess of 10.0% of total investment income.

Note 8.	Income Taxes

Effective August 1, 2005, the Company elected to be treated as a RIC. The Company’s first RIC tax year ended on July 31, 2006 and its next RIC tax year will end on July 31, 2007. The Company’s policy is to comply with the requirements of the Code that are applicable to RICs and to distribute substantially all of its taxable income to its stockholders. To date, the Company has fully met all of the distribution requirements and other requirements of Subchapter M, therefore, no federal, state or local income tax provision is required.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Distributable taxable income for the period January 1, 2007 through June 30, 2007 and for the period August 1, 2006 (beginning of the current RIC tax year) through June 30, 2007 is as follows:

	January 1, 2007	August 1, 2006
	to	to
	June 30, 2007	June 30, 2007

GAAP net investment income	$5,392,000	$17,624,000
Tax timing differences of:
Origination fees, net	112,000	885,000
Stock compensation expense, bonus accruals, original issue discount and other	752,000	597,000

Tax distributable income	$6,256,000	$19,106,000

Distributable taxable income differs from GAAP net investment income primarily due to: (1) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the estimated life of the investment for GAAP purposes, are treated as taxable income upon receipt; (2) certain stock compensation and other bonus accruals, which are expensed currently for GAAP purposes, are not currently deductible for tax purposes; (3) certain debt investments that generate original issue discount; and (4) depreciation and amortization.

Distributions which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of capital stock in excess of par (i.e., return of capital). The taxability of the distributions made in the period August 1, 2006 through June 30, 2007 will be determined by the Company’s tax earnings and profits for its tax fiscal year ending July 31, 2007. As of June 30, 2007, the Company estimates that 100% of the July 17, 2007, April 18, 2007, January 17, 2007 and October 17, 2006 distributions will be treated as ordinary income.

The tax cost basis of the Company’s investments as of June 30, 2007 and December 31, 2006 approximates the book cost. There were no capital gain distributions in either 2007 or 2006.

At June 30, 2007, the Company has a net capital loss carryforward, of $3.3 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will expire in the Company’s tax fiscal year ending July 31, 2014.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Note 9.	Financial Highlights

	For the Six Months Ended
	June 30,
	2007	2006

Per Share Data:
Net asset value at beginning of period	$10.37	$10.48
Net investment income	.59	.55
Net gain (loss) on investments	.01	(.26)
Net change in unrealized appreciation on investments	.01	.31
Net change in unrealized swap appreciation	.01	.01
Effect of issuance of common stock	.39	(.06)
Distributions from net investment income	(.59)	(.56)
Distributions in excess of net investment income	(.05)	(.02)
Stock based compensation expense	.02	.01

Net asset value at end of period	$10.76	$10.46

Total net asset value return(1)	10.0%	5.3%
Per share market value, December 31	$14.49	$12.20
Per share market value, June 30	$14.85	$11.10
Total market value return(2)	6.9%	(4.3)%
Shares outstanding at end of period	18,252,774	15,758,387

Ratios and Supplemental Data:
Net assets at end of period	$196,389,000	$164,804,000
Average net assets	195,149,000	134,491,000
Ratio of operating expenses to average net assets (annualized)	7.5%	7.8%
Ratio of net investment income (loss) to average net assets (annualized)	11.0%	10.1%
Average borrowings outstanding	$90,359,000	$48,360,000
Average amount of borrowings per share	$4.95	$3.07

(1)	The total net asset value return (not annualized) reflects the change in net asset value of a share of stock, plus distributions.

(2)	The total market value return (not annualized) reflects the change in the ending market value per share plus distributions, divided by the beginning market value per share.

Note 10.	Subsequent Events

On July 2, 2007, the Company committed and funded a $2.0 million investment in a junior secured term loan in Custom Direct, Inc., a direct marketer of checks and other financial products and services.

On July 16, 2007, the Company committed and funded a $3.0 million investment in a senior secured term loan in Nice-Pak, Inc., a manufacturer of pre-moistened wipes.

On July 27, 2007, the Company closed a $5.5 million investment commitment in Church Services Operating, LLC, a service provider of maintenance, repair and replacement of HVAC, electrical, plumbing and foundation repair. The financing is comprised of a senior secured revolving line of credit, senior secured term debt and senior subordinated debt. The Company funded $5.0 million at close.

On August 2, 2007, the Board of Directors declared a cash distribution of $0.32 per share, payable on October 17, 2007 to stockholders of record as of the close of business on September 14, 2007. Such cash distribution is payable on total shares issued and outstanding on the record date.

15,700,000 Shares

Common Stock

This prospectus relates to the offer, from time to time, of up to 15,700,000 shares of our common stock.

We may offer, from time to time, up to 15,700,000 shares of our common stock in one or more offerings. The shares of common stock may be offered at prices and terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer companies a comprehensive suite of financing solutions, including “one-stop” financings.

Our investment objective is to generate both current cash income and capital appreciation. We are an internally managed closed-end, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is traded on The Nasdaq Global Select Market under the symbol “PCAP.” The last reported sale price for our common stock on June 11, 2007 was $15.59 per share.

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, the risk of loss for purchasers in this offering may increase.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 274 Riverside Avenue, Westport, Connecticut 06880 or by telephone at (203) 429-2700 or on our website at www.patcapfunding.com. The information on our website is not incorporated by reference into this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Investing in our common stock involves risks, including the risk of leverage.
See “Risk Factors” beginning on page 8.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is July 17, 2007.

You should rely only on the information contained in this prospectus or any accompanying supplement to this prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus or any accompanying supplement to this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus and any accompanying prospectus supplement is complete and accurate only as of the date on their covers, regardless of the time of their delivery or sale of our common stock.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read the entire prospectus carefully, including “Risk Factors.”

Unless otherwise noted, the terms “we,” “us,” the “Company,” “our” and “Patriot Capital Funding” refer to Patriot Capital Funding, Inc. and its wholly-owned subsidiary, Patriot Capital Funding LLC I.

Overview

We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies with annual revenues generally ranging from $10 million to $100 million that operate in diverse industry sectors. Since we commenced investment operations in 2003, we have originated $407.6 million of investments (which includes $26.1 million of currently unfunded commitments) primarily in transactions initiated by private equity sponsors. Our investments are principally in the form of senior secured loans, junior secured loans, subordinated debt investments, which may include an equity component, and equity co-investments of generally less than $2.0 million. We also offer a financial product that we refer to as “one-stop” financing, which typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment.

Our investment objective is to generate both current cash income and capital appreciation. We seek to meet this objective by:

•	Delivering a comprehensive suite of customized financing solutions in a responsive and efficient manner. Our goal is to provide a comprehensive suite of customized financing solutions in a responsive and efficient manner to private equity sponsors in connection with their proposed investments in small- to mid-sized companies. Our ability to provide financing across all levels of a company’s capital structure appeals to private equity sponsors that typically seek to rely on a limited number of third party financing sources for their investment transactions in order to facilitate and ensure the timely closing of such transactions. We believe our ability to provide a comprehensive suite of customized financing solutions sets us apart from other lenders that focus on providing a limited number of financing solutions.

•	Capitalizing on our strong private equity sponsor relationships. We are committed to establishing, building and maintaining our private equity sponsor relationships. Our marketing efforts are focused on building and maintaining relationships with private equity sponsors that routinely make investments in the small- to mid-sized companies that we target. We believe that our relationships with private equity sponsors provide us with, in addition to potential investment opportunities, other significant benefits, including an additional layer of due diligence and additional monitoring capabilities. Private equity sponsors also provide our portfolio companies with significant benefits, including strategic guidance, an additional potential source of capital and operational expertise. We have assembled a management team that has developed an extensive network of private equity sponsor relationships in our target market over the last 15 years. We believe that our management team’s relationships with these private equity sponsors will provide us with significant investment opportunities.

•	Employing disciplined underwriting policies and maintaining rigorous portfolio monitoring. We have an extensive investment underwriting and monitoring process. We conduct a thorough analysis of each potential portfolio company and its prospects, competitive position, financial performance and industry dynamics. We stress the importance of credit and risk analysis in our underwriting process. We believe that our continued adherence to this disciplined process will permit us to mitigate loan losses, to continue to generate a stable and diversified revenue stream of current income from our debt investments and provide us with the ability to make distributions to our stockholders.

•	Leveraging the skills of our experienced management team. Our management team is led by our president and chief executive officer, Richard P. Buckanavage, and our chief operating officer and chief compliance officer, Timothy W. Hassler, who combined have more than 35 years of experience lending to, and investing in, small- and mid-sized companies. The members of our management team have broad investment backgrounds, with prior experience at specialty finance companies, middle market commercial banks and other financial services companies. We believe that the experience and contacts of our management team will continue to allow us to effectively implement the key aspects of our business strategy.

As of March 31, 2007, we had investments in 25 portfolio companies, including debt investments in 24 of these portfolio companies with an aggregate fair value of $270.5 million, warrants to purchase shares of common stock in six of these portfolio companies with an aggregate fair value of $1.9 million, and equity investments (other than warrants) in seven of these portfolio companies with an aggregate fair value of $3.2 million. We had aggregate unused lending commitments of $27.4 million to 11 of these portfolio companies at March 31, 2007. For the quarter ended March 31, 2007, the weighted average yield on all of our outstanding debt investments was approximately 13.0% or 12.4% if we exclude the impact of the unamortized deferred financing fees realized in connection with the early, full or partial repayment or sale of five of our investments during the quarter ended March 31, 2007.

We are an internally managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” As a business development company, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” We have also elected to be treated for federal income tax purposes as a regulated investment company, or “RIC” under Subchapter M of the Internal Revenue Code, or “Code.” See “Material U.S. Federal Income Tax Considerations.” As a RIC, if we meet certain source-of-income, income distribution and asset diversification requirements, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends.

Our principal executive offices are located at 274 Riverside Avenue, Westport, Connecticut 06880 and our telephone number is (203) 429-2700. We maintain a website on the Internet at www.patcapfunding.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan for our stockholders. As a result, if we declare a dividend, stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock generally will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Taxation

We have elected to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Use of Proceeds

We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which includes investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” As a business development company under the 1940 Act, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

Distributions

We intend to continue to pay quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors. See “Price Range of Common Stock and Distributions.”

Risk Factors

Investing in our common stock involves a number of significant risks relating to our business and our investment objective that you should consider before purchasing shares of our common stock, including:

•	Because there is generally no established market for which to value most of our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

•	We make loans to and invest in primarily privately owned small- to mid-sized companies. These activities may involve a high degree of business and financial risk.

•	If we fail to maintain our eligibility for RIC tax benefits, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•	We are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in the value of our investment portfolio.

•	We also may borrow funds to make these loans and investments to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock.

See “Risk Factors” beginning on page 8 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Certain Anti-Takeover Provisions

Our restated certificate of incorporation and restated bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Securities.”

General Information

We are required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or the “SEC.” This information is available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov. You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Patriot Capital Funding,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—	(1)
Dividend reinvestment plan expenses	None	(2)

Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	4.3%	(3)
Interest expense on borrowed funds	3.1%	(4)

Acquired Funds Fees	—%	(5)

Total annual expenses	7.4%	(6)

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The expenses of administering our dividend reinvestment plan are included in operating expenses. See “Dividend Reinvestment Plan” in this prospectus.

(3)	Operating expenses represent our estimated annualized operating expenses, excluding interest payments on borrowed funds (which includes the amortization of debt issuance costs).

(4)	Interest on borrowed funds represents our estimated annualized interest expenses.

(5)	For the three months ended March 31, 2007 we did not have any investments in shares of Acquired Funds that are not consolidated and, as a result, we did not directly or indirectly incur any fees from Acquired Funds.

(6)	The total annual expenses are the sum of operating expenses and interest payments on borrowed funds. “Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, which includes assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, our “Total annual expenses” would be 5.1% of total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$117	$252	$380	$675

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

You should read this selected consolidated financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto. The selected consolidated financial data at and for the fiscal years ended December 31, 2006, 2005 and 2004 have been derived from our audited financial statements. The selected consolidated financial data at and for the three months ended March 31, 2007 and 2006 have been derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended March 31, 2007 are not necessarily indicative of the results that may be expected for the year ending December 31, 2007. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. We were formed on November 4, 2002, and made our first investment on November 21, 2003. We did not have any meaningful operations during 2002. As a result, information relating to 2002 has not been presented. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 23 and “Senior Securities” on page 39.

	Three Months Ended
	March 31,		Year Ended December 31,
Income Statement Data	2007	2006	2006	2005	2004	2003
	(Unaudited)

Investment Income:
Interest:
Non-control/non-affiliate investments (less than 5% owned)	$7,578,948	$5,439,771	$25,011,993	$13,035,673	$4,616,665	$253,755
Affiliate investments (5% to 25% owned)	619,233	—	375,716	—	—	—

Total interest income	8,198,181	5,439,771	25,387,709	13,035,673	4,616,665	253,755

Fees:
Non-control/non-affiliate investments (less than 5% owned)	381,626	70,068	260,289	366,830	241,870	5,274
Affiliate investments (5% to 25% owned)	13,229	—	9,887	—	—	—

Total fee income	394,855	70,068	270,176	366,830	241,870	5,274

Other investment income — non-control/non-affiliate investments (less than 5% owned)	384,287	713,449	848,449	46,839	—	—

Total investment income	8,977,323	6,223,288	26,506,334	13,449,342	4,858,535	259,029

Expenses:
Compensation expense	1,219,533	868,747	3,877,525	2,481,761	1,326,576	835,600
Consulting fees(1)	—	—	—	554,796	1,000,000	916,666
Interest(2)	1,506,212	969,131	4,332,582	3,517,989	1,504,998	201,331
Professional fees	307,627	239,069	1,045,613	730,550	192,938	290,822
Prepayment penalty(3)	—	—	—	3,395,335	—	—
General and administrative	598,673	436,807	2,229,970	1,041,030	227,208	164,032

Total Expenses	3,632,045	2,513,754	11,485,690	11,721,461	4,251,720	2,408,451

Net investment income (loss)	5,345,278	3,709,534	15,020,644	1,727,881	606,815	(2,149,422)

Net realized and unrealized gain and loss:
Net realized gain (loss) on investments — non-control/non-affiliate investments (less than 5% owned)	6,167	—	(3,262,966)	—	—	—

	Three Months Ended
	March 31,				Year Ended December 31,
Income Statement Data	2007		2006		2006		2005	2004	2003
	(Unaudited)

Net unrealized appreciation (depreciation) on investments — non-control/non-affiliate investments (less than 5% owned)	(68,100)		(804,333)		3,858,931		(2,965,175)	(876,021)	—
Net unrealized appreciation (depreciation) or investment — affiliate investments (5% to 25% owned)	153,200		—		(41,000)		—	—	—
Net unrealized gain (loss) on interest rate swap	(63,328)		49,197		12,961		—	—	—

Net realized and unrealized gain (loss)	27,939		(755,136)		567,926		(2,965,175)	(876,021)	—

Net income (loss)	$5,373,217		$2,954,398		$15,588,570		$(1,237,294)	$(269,206)	$(2,149,422)

Earnings (loss) per basic share	$0.31		$0.24		$1.10		$(0.17)	$(0.07)	$(0.56)

Earnings (loss) per diluted share	$0.30		$0.24		$1.10		$(0.17)	$(0.07)	$(0.56)

Weighted average shares outstanding, basic	17,532,896		12,136,655		14,145,200		7,253,632	3,847,902	3,847,902
Weighted average shares outstanding, diluted	17,724,026		12,136,655		14,237,952		7,253,632	3,847,902	3,847,902
Balance Sheet Data:
Total investments, net of unearned income	$271,799,301		$173,641,913		$257,248,376		$137,951,659	$65,603,830	$28,687,831
Total assets	284,058,406		183,874,511		270,522,505		150,655,993	72,038,863	35,116,998
Total debt outstanding	80,373,000		52,400,000		98,380,000		21,650,000	42,645,458	9,400,000
Stockholder’s equity	195,978,685		126,684,745		164,108,629		127,152,365	27,311,918	24,531,124
Net asset value per common share	$10.75		$10.44		$10.37		$10.48	$7.10	$6.38
Other Data:
Weighted average yield on debt investments(4)	13.0	% (5)	15.5	% (5)	13.4	% (5)	13.5%	12.6%	11.2%
Number of portfolio companies	25		19		26		15	9	3
Number of employees	11		10		11		9	6	5

(1)	On July 27, 2005, we terminated the consulting agreements pursuant to which we incurred these fees.

(2)	Our capital structure at December 31, 2004 reflected a higher percentage of leverage than we are permitted to maintain as a business development company. We used a portion of the net proceeds we received from our initial public offering to repay all of our outstanding indebtedness, including the $3.4 million prepayment penalty, at the time of our initial public offering. We are generally only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

(3)	The prepayment penalty was incurred in connection with the repayment in full and termination of our $120.0 million financing agreement.

(4)	Computed using actual interest income earned for the fiscal year, including amortization of deferred financing fees and original issue discount, divided by the weighted average fair value of debt investments.

(5)	The weighted average yield on our debt investments was 12.4%, 13.7% and 13.0% for the three months ended March 31, 2007 and 2006, and for the year ended December 31, 2006, respectively, if we exclude the impact of the unamortized deferred financing fees realized in connection with the early repayment or sale of certain investments during the respective periods.

SELECTED CONSOLIDATED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the thirteen quarters through the quarter ended March 31, 2007. This information was derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2007	2006
	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
	(Unaudited)	(Unaudited)

Total investment income	$8,977,323	$7,595,548	$6,879,633	$5,807,865	$6,223,288
Net investment income	5,345,278	4,119,940	4,096,455	3,094,715	3,709,534
Net investment income per share, basic and diluted	$0.30	$0.26	$0.26	$0.24	$0.31
Net realized and unrealized gain (loss)	27,939	402,445	(569,280)	1,489,896	(755,135)
Net income	5,373,217	4,522,385	3,527,175	4,584,611	2,954,399
Net income per share, basic	$0.31	$0.29	$0.22	$0.36	$0.24
Net income per share, diluted	$0.30	$0.28	$0.22	$0.36	$0.24
Weighted average shares outstanding, basic	17,532,896	15,815,485	15,781,525	12,788,727	12,136,655
Weighted average shares outstanding, diluted	17,724,026	15,908,237	15,836,416	12,788,727	12,136,655

	2005
	Qtr 4	Qtr 3	Qtr 2	Qtr 1
	(Unaudited)

Total investment income	$4,550,480	$3,733,675	$2,826,950	$2,338,237
Net investment income (loss)	2,865,350	(1,886,469)	478,232	270,768
Net investment income (loss) per share, basic and diluted	$0.24	$(0.21)	$0.12	$0.07
Net realized and unrealized gain (loss)	115,860	(3,761,046)	(170,450)	850,461
Net income (loss)	2,981,210	(5,647,515)	307,782	1,121,229
Net income (loss) per share, basic and diluted	$0.25	$(0.62)	$0.08	$0.29
Weighted average shares outstanding, basic and diluted	12,119,313	9,088,353	3,847,902	3,847,902

	2004
	Qtr 4	Qtr 3	Qtr 2	Qtr 1
	(Unaudited)

Total investment income	$1,784,553	$1,197,839	$990,751	$885,392
Net investment income (loss)	(59,621)	408,503	191,236	66,697
Net investment income (loss) per share, basic and diluted	$(0.02)	$0.11	$0.05	$0.02
Net unrealized gain (loss) on investments	(876,021)	—	—	—
Net income (loss)	(935,642)	408,503	191,236	66,697
Net income (loss) per share, basic and diluted	$(0.25)	$0.11	$0.05	$0.02
Weighted average shares outstanding, basic and diluted	3,847,902	3,847,902	3,847,902	3,847,902

RISK FACTORS

Investing in our common stock involves a number of significant risks. We cannot assure you that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We commenced investment operations in 2003 and, as a result, have a limited operating history.

We commenced investment operations in 2003. As a result, we have limited financial information on which you can evaluate an investment in us or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risks that we will not achieve our investment objective and that the value of your investment could decline substantially.

We are dependent upon our key personnel for our future success.

We depend on the diligence, skill and network of business contacts of the investment professionals we employ for the sourcing, evaluation, negotiation, structuring and monitoring of our investments. Our future success will also depend, to a significant extent, on the continued service and coordination of our senior management team, particularly, Richard P. Buckanavage, our president and chief executive officer, and Timothy W. Hassler, our chief operating officer and chief compliance officer. The departure of Mr. Buckanavage, Mr. Hassler or any member of our senior management team could have a material adverse effect on our ability to achieve our investment objective. In addition, if both Messrs. Buckanavage and Hassler cease to be employed by us, the lender under our amended and restated securitization revolving credit facility could, absent a waiver or cure, terminate the facility.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

We have recently experienced increased competition in attracting and retaining qualified personnel, particularly investment professionals, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

This competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel could have a material adverse effect on our business.

Our management team has limited experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of “eligible portfolio companies” (as defined under the 1940 Act), cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and our inability to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We operate in a highly competitive market for investment opportunities.

We compete for investments with other business development companies and other investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in mid-sized companies. While we have not encountered competition from hedge funds or non-traditional debt providers, competition for investment opportunities similar to the Company’s target market may grow. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than us. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.

We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will continue to be able to identify and make investments that are consistent with our investment objective.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

Our business will require capital in addition to the proceeds of this offering. We may acquire additional capital from the following sources:

Senior Securities and Other Indebtedness.  We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities, up to the maximum amount permitted by the 1940 Act. If we issue senior securities, including debt or preferred stock, we will be exposed to additional risks, including the following:

•	Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock.  We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Securitization of Loans.  In addition to issuing securities to raise capital, we will continue to seek to securitize our loans to generate cash for funding new investments. To securitize loans, we would generally create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. We have entered into an amended and restated securitization revolving credit facility. See “Description of Our Securities — Debt — Amended and Restated Securitization Revolving Credit Facility.”

The agreements governing our amended and restated securitization revolving credit facility contain various covenants that, among other things, limit our discretion in operating our business and provide for certain minimum financial covenants.

We have entered into an amended and restated securitization revolving credit facility with an entity affiliated with BMO Capital Markets Corp. (formerly known as Harris Nesbitt Corp.). The agreements governing this facility contain customary default provisions such as the termination or departure of both Messrs. Buckanavage and Hassler, a material adverse change in our business and the failure to maintain certain minimum loan quality and performance standards. An event of default under the facility would result, among other things, in termination of the availability of further funds under the facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under the facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC. If we default under certain provisions, the facility also limits our ability to declare dividends.

Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the facility at any particular time or at all. For a more detailed discussion of the facility, see “Description of Our Securities — Debt — Amended and Restated Securitization Revolving Credit Facility.”

We will be subject to corporate-level income tax if we fail to maintain our status as a RIC under Subchapter M of the Code.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly or delay the closing of new investments in order to prevent the loss of RIC status and could result in a loss of business. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, contractual payment-in-kind, or PIK, interest or dividends, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term or contractually deferred dividends added to our equity investment in the portfolio company. Such original issue discount or contractual payment-in-kind arrangements will result in the recognition of income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for

RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Because we intend to distribute substantially all of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. We borrow from and issue senior debt securities to banks and other lenders. Holders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

At March 31, 2007, we had $80.4 million of indebtedness outstanding, which had a weighted average annualized interest cost of 7.1% for the quarter ended March 31, 2007. In order for us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our assets of at least 2.1%.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $284.1 million in total assets, (ii) a weighted average cost of funds of 7.1%, (iii) $80.4 million in debt outstanding and (iv) $196.0 million in stockholders’ equity.

Assumed Return on Our Portfolio
(net of expenses)

	–10%	–5%	0%	5%	10%

Corresponding return to stockholder	–21%	–12%	–4%	5%	14%

Changes in interest rates may affect our cost of capital and net investment income.

Because we borrow to fund our investments, a portion of our income is dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to rely on outside parties with respect to the use of such financial instruments or develop such expertise internally.

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by our board of directors. We are not permitted to maintain a general reserve for anticipated losses. Instead, we are required by the 1940 Act to specifically value each individual investment and record an unrealized loss for any asset we believe has decreased in value. Typically there is not a public market for the securities of the privately-held companies in which we have invested and will generally continue to invest. As a result, we value our investments in privately-held companies on a quarterly basis based on a determination of their fair value made in good faith and in accordance with the written guidelines established by our board of directors. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, prepayments of our debt securities, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our financial condition and results of operations will depend on our ability to manage growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our management team’s ability to identify, evaluate and monitor, and our ability to finance and make appropriate investments in, companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of our management team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to financing on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. In order to grow, we will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the success of our business. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to local, state and federal laws and regulations. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Interpretations of the staff of the Securities and Exchange Commission regarding the appropriateness of the consolidation of our wholly-owned, bankruptcy remote, special purpose subsidiary may have an impact on our business, financial condition and results of operations.

The staff of the Securities and Exchange Commission is reviewing, on an industry-wide basis, the appropriateness of the consolidation by business development companies of certain types of subsidiaries under SEC accounting rules and GAAP. In the event that the staff takes a position that would require us to deconsolidate our wholly-owned, bankruptcy remote, special purpose subsidiary, we will likely be required to make additional disclosures and prospective changes in our accounting methods to conform with such position. We cannot predict the impact, if any, that such position may have on our business, financial condition and results of operations.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Risks Related to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in small- to mid-sized companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees that we may have obtained in connection with our investment;

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

Our portfolio is and may continue to be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or by a downturn in the particular industry.

Our portfolio is and may continue to be concentrated in a limited number of portfolio companies and industries. At March 31, 2007, our investments (as a percentage of commitments) in two portfolio companies represented approximately 17% of our total investments at fair value. During the quarter ended March 31, 2007, we did not record investment income from any customer in excess of 10% of total investment income. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, our investments are, and could continue to be, concentrated in relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize. In this regard, as of March 31, 2007, approximately 55% of our investments were in manufacturing companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior secured loans, junior secured loans and subordinated debt issued by small- to mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

We may not control any of our portfolio companies.

We may not control any of our portfolio companies, even though we may have board representation or board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the equity stockholders, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

Risks Relating to this Offering

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We intend to continue to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We cannot assure you that the market price of our shares will not decline following this offering.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Terrorist attacks, acts of war or national disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or national disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Certain provisions of our restated certificate of incorporation and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our restated certificate of incorporation and our restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and the accompanying prospectus supplement, if any, may constitute forward-looking statements because they relate to future events or our future performance or financial condition. These forward-looking statements may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus and the accompanying prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disaster; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which include investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our shares of common stock will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on The Nasdaq Global Select Market under the symbol “PCAP.” The following table sets forth, for each fiscal quarter since our initial public offering on July 28, 2005, the range of high and low closing prices of our common stock as reported on The Nasdaq Global Select Market, the closing sales price as a percentage of our net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

				Premium	Premium
				of	of
				High	Low
				Sales	Sales	Cash
				Price	Price	Dividend
		Price Range		to	to	Per
	NAV(1)	High	Low	NAV(2)	NAV(2)	Share(3)

Fiscal 2007
Second quarter (through June 11, 2007)	*	$15.65	$14.04	*	*	$0.32
First quarter	$10.75	$14.57	$13.15	136%	122%	$0.32
Fiscal 2006
Fourth quarter	$10.37	$14.90	$13.32	144%	128%	$0.31
Third quarter	$10.38	$13.35	$10.54	129%	102%	$0.31
Second quarter	$10.46	$12.85	$10.66	123%	102%	$0.29
First quarter	$10.44	$13.07	$12.07	125%	116%	$0.29
Fiscal 2005
Fourth quarter	$10.48	$13.56	$10.77	129%	103%	$0.27
Third quarter (from July 28, 2005)	$10.50	$14.33	$13.72	136%	131%	$0.16

(1)	Net asset value per share is determined as of the last day in the relevant period and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated by dividing the respective high or low price by NAV.

(3)	Represents the dividend declared in the specified quarter.

*  Net asset value is not presently determinable for this period.

The last reported price of our common stock on June 11, 2007 was $15.59 per share. As of June 11, 2007, we had 20 stockholders of record of our common stock. In addition, we believe we had approximately 14,000 beneficial owners, whose shares of common stock are held in the names of brokers, dealers and clearing agencies.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors. We have elected to be taxed as a RIC under Subchapter M of the Code. As long as we qualify for RIC tax benefits, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis. Our amended and restated securitization revolving credit facility limits our ability to declare dividends if we default under certain provisions.

As a business development company that has elected to be treated as a RIC, we are required to (1) distribute, with respect to each taxable year, at least 90% of our investment company taxable income in order to deduct any amounts (including net capital gains) distributed (or deemed distributed) to stockholders and (2) distribute, with respect to each calendar year, (actually or on a deemed basis) at least 98% of our income (both ordinary income and net capital gains) to avoid an excise tax. We will incur corporate-level tax on any taxable income or gains earned or realized in a taxable year and not distributed with respect to such year.

The following table summarizes our dividends declared to date:

			Cash Dividend
Date Declared	Record Date	Payment Date	Per Share

2007
April 30, 2007	June 15, 2007	July 17, 2007	$0.32
February 23, 2007	March 15, 2007	April 18, 2007	$0.32

Total-2007			$0.64

2006
November 10, 2006	December 15, 2006	January 17, 2007	$0.31
August 7, 2006	September 15, 2006	October 17, 2006	$0.31
May 9, 2006	June 2, 2006	July 17, 2006	$0.29
February 28, 2006	March 21, 2006	April 11, 2006	$0.29

Total-2006			$1.20

2005
November 8, 2005	November 30, 2005	December 30, 2005	$0.27
September 7, 2005	September 30, 2005	October 31, 2005	$0.16

Total-2005			$0.43

Prior to becoming a business development company on July 27, 2005, we did not make distributions to our stockholders. See Note 11. “Income Taxes” to our consolidated financial statements included elsewhere in this prospectus for information regarding the tax characterization of our dividends.

We have adopted an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt-out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus.

General

We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer a comprehensive suite of financing solutions, including “one-stop” financing. In August 2005, we completed an initial public offering of shares of our common stock for net proceeds (including underwriters’ exercise of their over-allotment) of approximately $106.1 million. On July 27, 2005, we elected to be treated as a business development company under the 1940 Act. We have also elected to be treated as a RIC under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income or gains we distribute (actually or as a deemed dividend) to our stockholders as dividends, provided that we satisfy certain requirements.

Since we commenced investment operations in 2003, our business had been conducted through two separate entities, Patriot Capital Funding, Inc. and Wilton Funding, LLC. Patriot Capital Funding, Inc. originated, arranged and serviced the investments made by Wilton Funding, LLC, which invested in debt instruments and warrants of U.S.-based companies. For such services, Patriot Capital Funding, Inc. was entitled to receive placement fees and servicing fees from Wilton Funding, LLC’s portfolio companies and investment origination fees and asset management fees from Wilton Funding, LLC. On July 27, 2005, Wilton Funding, LLC merged with and into Patriot Capital Funding, Inc. and then we effected a stock split. Upon completion of the merger and stock split, we had 3,847,902 shares of common stock outstanding prior to shares issued in the initial public offering. Prior to the completion of the initial public offering, Compass Group Investments, Inc. beneficially owned all of our outstanding shares of stock.

The discussion herein of our financial statements reflect the combined operations of Patriot Capital Funding, Inc. and Wilton Funding, LLC prior to the merger and our consolidated results of our operations thereafter.

Portfolio Composition

Our primary business is lending to and investing in small- to mid-sized businesses through investments in senior secured loans, junior secured loans, subordinated debt investments and equity-based investments, including warrants. The fair value of our portfolio (excluding unearned income of $3.8 million and $3.6 million at March 31, 2007 and December 31, 2006, respectively) was $275.6 million and $260.9 million at March 31, 2007 and December 31, 2006, respectively. The increase in the value of our portfolio during each period is primarily attributable to newly-originated investments, net of scheduled repayments and sale of investments if any.

Total portfolio investment activity (excluding unearned income) as of and for the three months ended March 31, 2007 and the year ended December 31, 2006 was as follows:

	March 31,	December 31,
	2007	2006

Beginning portfolio at fair value	$260,859,260	$141,390,954
Investments in debt securities	56,036,250	154,876,598
Investments in equity securities	1,250,000	3,074,997
Investment repayments	(38,154,654)	(37,627,269)
Increase in payment-in-kind interest/dividends	840,698	2,424,927
Sale of investments	(5,343,750)	(7,098,878)
Increase in fair value of investments	85,100	3,817,931

Ending portfolio at fair value	$275,572,904	$260,859,260

The level of investment activity for investments funded and principal repayments for our investments can vary substantially from period to period depending on the number and size of investments that we make and many other factors, including the amount of debt and equity capital available to small-to mid-sized companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make.

As of March 31, 2007 and December 31, 2006, the composition of our portfolio at fair value (excluding unearned income) was as follows:

	March 31, 2007		December 31, 2006
	Investments at	Percentage of	Investments at	Percentage of
	Fair Value	Total Portfolio	Fair Value	Total Portfolio

Senior secured revolving lines of credit	$8,135,219	3.0%	$7,010,219	2.7%
Senior secured term loans	145,581,057	52.8	133,672,426	51.2
Junior secured term loans	53,575,168	19.4	57,032,813	21.9
Senior subordinated debt	63,181,105	22.9	59,298,927	22.7
Investments in equity securities	5,100,355	1.9	3,844,875	1.5

Totals	$275,572,904	100.0%	$260,859,260	100.0%

For the three months ended March 31, 2007 and year ended December 31, 2006, the weighted average yield on all of our outstanding debt investments was approximately 13.0% and 13.4%, respectively. The weighted average balance of our debt investment portfolio during the three months ended March 31, 2007 was $265.5 million up from $231.5 million during the fourth quarter of 2006. Yields are computed using actual interest income earned for the year (annualized for the three months ended March 31, 2007), including amortization of loan fees and original issue discount, divided by the weighted average fair value of debt investments. The yield during the three months ended March 31, 2007 was positively impacted by the recognition of deferred financing fees received from five of our portfolio companies as a result of either the repayment of their entire outstanding debt, sale of debt or reduction of available credit. For the three months ended March 31, 2007, the weighted average yield on all of our outstanding debt investments was approximately 12.4%, excluding the impact of the unamortized deferred financing fees. The amount of deferred financing fees recognized during the three months ended March 31, 2007 totaled $384,000. The yield during the year ended December 31, 2006 was positively impacted by the recognition of deferred financing fees received from one of our portfolio companies as a result of the repayment of its entire outstanding debt. For the year ended December 31, 2006, the weighted average yield on all of our outstanding debt investments was approximately 13.0%, excluding the impact of the unamortized deferred financing fees. The amount of deferred financing fees recognized during the year ended December 31, 2006 totaled $713,000. As of March 31, 2007 and December 31, 2006, $95.2 million and $102.7 million, respectively, of our portfolio investments at fair value (excluding unearned income) were at fixed interest rates, which represented approximately 35% and 39%, respectively, of our total portfolio of investments at fair value (excluding unearned income). We generally structure our subordinated debt investments at fixed rates while many of our senior secured and junior secured loans are, and will be, at variable rates.

In March and December of 2006, we, through our special purpose subsidiary, entered into interest rate swap agreements. Our swap agreement entered into in March 2006 is at a fixed rate of 5.04% on an initial notional amount of $20.0 million, for five years, and our December 2006 swap agreement is at a fixed rate of 4.84% on an initial notional amount of $3.5 million, for five years. The swaps were put into place to hedge against changes in variable interest payments on a portion of our outstanding borrowings. For the three months ended March 31, 2007 and the year ended December 31, 2006, net unrealized gains (losses) attributed to the swaps were approximately ($63,000) and $13,000. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower rates with respect to the outstanding borrowings.

At March 31, 2007 and December 31, 2006, our equity investments consisted of common and preferred stock, LLC membership interests and warrants to acquire equity interests in certain of our portfolio companies. Warrants to acquire equity interests allow us to participate in the potential appreciation in the value of the portfolio company, while minimizing the amount of upfront cost to us.

As of March 31, 2007 and December 31, 2006, the composition of our investment portfolio by industry sector, (excluding unearned income) at cost and fair value was as follows:

	March 31, 2007				December 31, 2006
	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Manufacturing	$151,427,987	54.9%	$151,989,989	55.1%	$118,031,907	45.2%	$118,274,709	45.3%
Distribution	47,449,331	17.2	47,279,131	17.1	47,685,031	18.3	47,513,531	18.2
Service	34,109,174	12.4	33,860,174	12.3	33,142,636	12.7	32,834,136	12.6
Consumer/Retail Goods	39,150,305	14.2	39,322,105	14.3	58,398,679	22.4	58,564,779	22.5
Publishing	2,911,105	1.1	2,918,005	1.1	3,161,105	1.2	3,166,305	1.2
Defense	463,168	0.2	203,500	0.1	463,168	0.2	505,800	0.2

Total	$275,511,070	100.0%	$275,572,904	100.0%	$260,882,526	100.0%	$260,859,260	100.0%

(1)	Represents percentage of total portfolio.

At March 31, 2007 and December 31, 2006, our two largest combined investments (as a percentage of commitments) represented approximately 17%, during both periods, of the total investment portfolio at fair value. Revenue recognition in any given period can be highly concentrated among several portfolio companies. During the three months ended March 31, 2007 and the year ended December 31, 2006, the Company did not record investment income from any portfolio company in excess of 10.0% of total investment income.

Portfolio Asset Quality

We utilize a standard investment rating system for our entire portfolio of debt investments. Investment Rating 1 is used for investments that exceed expectations and/or a capital gain is expected. Investment Rating 2 is used for investments that are generally performing in accordance with expectations. Investment Rating 3 is used for performing investments that require closer monitoring. Investment Rating 4 is used for investments performing below expectations where a higher risk of loss exists. Investment Rating 5 is used for investments performing significantly below expectations where we expect a loss.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2007 and December 31, 2006:

	March 31, 2007		December 31, 2006
	Investments at	Percentage of	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio

1	$27,782,181	10.3%	$22,689,633	8.8%
2	206,146,334	76.2	198,127,878	77.1
3	36,544,034	13.5	36,196,874	14.1
4	—	—	—	—
5	—	—	—	—

Totals	$270,472,549	100.0%	$257,014,385	100.0%

Loans and Debt Securities on Non-Accrual Status

At March 31, 2007 and December 31, 2006, none of our loans or debt securities were on non-accrual status.

Results of Operations

The principal measure of our financial performance is net income (loss) which includes net investment income (loss) and net realized and unrealized gain (loss). Net investment income (loss) is the difference between our income from interest, dividends, fees, and other investment income and our operating expenses. Net realized and unrealized gain (loss) is comprised of the following: 1) net realized gain (loss) on investments which is the difference between the proceeds received from dispositions of portfolio investments and their stated cost; 2) net unrealized appreciation (depreciation) on investments which is the net change in the fair value of our investment portfolio; 3) net unrealized gain (loss) on interest rate swap which is the net change in the fair value of our swap agreements.

Comparison of the three months ended March 31, 2007 and 2006

Total Investment Income

Total investment income included interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment and waiver fees. Other investment income consists primarily of the accelerated recognition of deferred financing fees received from our portfolio companies on the repayment or termination of their related outstanding debt.

Total investment income for the three months ended March 31, 2007 and 2006, was $9.0 million and $6.2 million, respectively. For the three months ended March 31, 2007, this amount consisted of interest income of $79,000 from cash and cash equivalents, $8.1 million of interest and dividend income from portfolio investments (which included $841,000 in payment-in-kind or PIK interest and dividends), $395,000 in fee income and $384,000 in other investment income. For the three months ended March 31, 2006, this amount primarily consisted of interest income of $149,000 from cash and cash equivalents, $5.4 million of interest income from portfolio investments (which included $552,000 in PIK interest), $70,000 in fee income and $713,000 in other investment income.

The increase in our total investment income for the three months ended March 31, 2007 as compared to the three months ended March 31, 2006 was primarily attributable to an increase in the weighted average balance outstanding of our interest-bearing investment portfolio during the quarter ended March 31, 2007. During the three months ended March 31, 2007, the weighted average balance outstanding of our interest-bearing investment portfolio was approximately $265.5 million as compared to approximately $156.7 million during the three months ended March 31, 2006.

Expenses

Expenses included compensation expense, interest on our outstanding indebtedness, professional fees, and general and administrative expenses.

Expenses for the three months ended March 31, 2007 and 2006, were $3.6 million and $2.5 million, respectively. Expenses increased for the three months ended March 31, 2007 as compared to the three months ended March 31, 2006 by approximately $1.1 million, primarily as a result of higher compensation expense which increased by $351,000, higher interest expense which increased by $537,000, higher professional fees which increased by $69,000, and higher general and administrative expenses which increased by $162,000. The higher compensation expense was attributable to an increase in non-cash stock option compensation of $61,000 due to granting of additional stock options and increased compensation expense associated with increased bonus accruals and higher salaries for new and existing employees. The increase in interest expense was attributable to an increase in weighted average borrowings outstanding, which were approximately $84.9 million during the three months ended March 31, 2007 compared to $50.4 million during the three months ended March 31, 2006. Such borrowings were used primarily to fund investments. The increase in general and administrative expenses were primarily due to increases in the following: insurance, depreciation and software costs.

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on sale of investments is the difference between the proceeds received from dispositions of portfolio investments and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized. During the three months ended March 31, 2007, we sold our investment in Stolle Machinery Company, LLC and realized a gain of $6,000. We did not realize any gains or losses on the sale of our portfolio investments during the three months ended March 31, 2006.

Net Change in Unrealized Appreciation or Depreciation on Investments

We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors pursuant to our valuation policy and a consistently applied valuation process. At March 31, 2007, and March 31, 2006, portfolio investments recorded at fair value (including unearned income) were approximately 95.7% and 94.4%, respectively, of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We specifically value each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Our process for determining the fair value of our investments begins with determining the enterprise value of the portfolio company. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of values, from which we derive a single estimate of enterprise value.

To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flow, and, to a lesser extent, net income, revenues and book value. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

If there is adequate enterprise value to support the repayment of our debt securities, the fair value of these securities normally corresponds to cost plus the amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The conditions and other factors we consider in determining the fair value of our debt securities include, among other factors, the financial risk and performance of the portfolio company, competitive market dynamics and, to a lesser extent, market interest rates. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values of equity securities are generally discounted to account for restrictions on resale and minority ownership positions.

We received valuation assistance from the independent valuation firm, Duff & Phelps, LLC, on a portion of our investment portfolio at March 31, 2007 and on our entire investment portfolio at March 31, 2006.

Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when such investments are paid in full or sold. During the three months ended March 31, 2007, we recorded net unrealized appreciation of $85,000 on our investments and during the three months ended March 31, 2006 we recorded net unrealized depreciation of $804,000 on our investments.

Unrealized Loss on Interest Rate Swap

Net unrealized loss on interest rate swap represents the change in value of the swap agreements. For the three months ended March 31, 2007, we recorded an unrealized loss of approximately $63,000 on our interest rate swap agreements. During the three months ended March 31, 2006, we recorded an unrealized gain of approximately $49,000 on our interest rate swap agreements.

Net Income

Net income was $5.4 million for the quarter ended March 31, 2007 as compared to $3.0 million for the quarter ended March 31, 2006.

Comparison of the year ended December 31, 2006 and December 31, 2005

Total Investment Income

Total investment income included interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees and unused fees. Other investment income consists primarily of the recognition of deferred financing fees received from our portfolio companies on the repayment or termination of their related outstanding debt.

Total investment income for the years ended December 31, 2006 and December 31, 2005 was $26.5 million and $13.4 million, respectively. For the year ended December 31, 2006, this amount consisted of interest income of $423,000 from cash and cash equivalents, $25.0 million of interest income from portfolio investments (which included $2.4 million in payment-in-kind or PIK interest and dividends), $270,000 in fee income and $848,000 in other investment income. For the year ended December 31, 2005, this amount primarily consisted of interest income of $131,000 from cash and cash equivalents, $12.9 million of interest income from portfolio investments (which included $1.8 million in payment-in-kind or PIK interest), $367,000 in fee income and $47,000 in other investment income.

The increase in our total investment income for the year ended December 31, 2006 as compared to the year ended December 31, 2005 is primarily attributable to an increase in the weighted average balance outstanding of our interest-bearing investment portfolio during the year ended December 31, 2006. During the year ended December 31, 2006, the weighted average balance outstanding of our interest-bearing investment portfolio was approximately $192.5 million as compared to approximately $95.4 million during the year ended December 31, 2005.

Expenses

Expenses included compensation expense, consulting fees, interest on our outstanding indebtedness, professional fees, a prepayment penalty associated with the repayment of the outstanding balance under our $120.0 million financing agreement, and general and administrative expenses.

Expenses for the years ended December 31, 2006 and 2005 were $11.5 million and $11.7 million, respectively. Expenses decreased for the year ended December 31, 2006 as compared to the year ended December 31, 2005 primarily as a result of incurring a $3.4 million prepayment penalty in 2005 from the repayment of the outstanding balance under our $120.0 million financing agreement and the termination of consulting agreements on July 27, 2005. Those decreases were offset by higher compensation expense in the amount of $1.4 million, $506,000 of which related to non-cash stock option compensation as a result of our adoption of Statement of Financial Accounting Standards No. 123R, “Share-Based Payment,” on January 1, 2006, higher interest expense in the amount of $815,000, increased professional fees in the amount of $315,000, and higher general and administrative expenses in the amount of $1.2 million. The higher compensation expense was attributable to the increase in the number of personnel due to increased investment activities and increased bonus accruals primarily due to our entry into employment agreements with certain of our executive officers during the latter part of the year ended December 31, 2005. We expect to hire additional employees as needed in the future as our investment activities grow. The higher interest expense is attributable to an increase in the borrowings outstanding under our $140.0 million amended and restated securitization revolving credit facility. Our weighted average borrowings outstanding during the year ended December 31, 2006 were approximately $55.3 million. Such borrowings are primarily used to fund investments. The increased professional fees are a result of higher costs attributable to being a public company. The increase in general and administrative costs is primarily due to increases in the following: insurance, directors’ fees, investor relations and franchise taxes.

We incurred consulting fees in the amount of $555,000 for the year ended December 31, 2005, payable to two entities affiliated with Compass Group Investments, Inc. These consulting arrangements were terminated on July 27, 2005. See “Certain Relationships.”

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. During the year ended December 31, 2006, we sold our investment in Interstate Highway Sign Corporation and realized a net loss of $3.3 million. In connection with the sale of the Interstate Highway Sign Corporation investment, the Company also received a participation interest of 10% in any future consideration received by the purchaser with respect to the subordinated debt investment. The Company, at this time, does not believe it will receive any additional consideration from the Interstate Highway Sign Corporation investment, and accordingly, has not recorded any value with respect to the participation interest. In addition, also during 2006, we realized a capital gain of $8,000 on the sale of our investment in Intergraph Corporation. We did not realize any gains or losses on the sale of our portfolio investments during the year ended December 31, 2005.

Net Change in Unrealized Appreciation or Depreciation on Investments

We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors pursuant to our valuation policy and a consistently applied valuation process. At December 31, 2006 and 2005, portfolio investments recorded at fair value (net of unearned income) were approximately 95.1% and 91.6% of our total assets, respectively. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

We received valuation assistance from our independent valuation firm, Duff & Phelps, LLC, on a portion of our investment portfolio at December 31, 2006 and on our entire investment portfolio at December 31, 2005.

Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio. During the year ended December 31, 2006, we recorded net unrealized appreciation of $3.8 million on our investments, which primarily related to one investment which was sold during the year at a realized loss of $3.3 million. During the year ended December 31, 2005, we recorded net unrealized depreciation of $3.0 million on our investments, which primarily related to the aforementioned investment we sold in 2006.

Unrealized Gain on Interest Rate Swap

For the year ended December 31, 2006, we recorded an unrealized gain of approximately $13,000 on our interest rate swap agreements.

Net Income from Operations

Net income was $15.6 million for the year ended December 31, 2006 as compared to net loss of $1.2 million for the year ended December 31, 2005.

Comparison of the year ended December 31, 2005 and December 31, 2004

Total Investment Income

Total investment income included interest income on our investments, fee income and other investment income. Our fee income primarily included loan and arrangement fees. Other investment income consists primarily of the recognition of deferred financing fees received from our portfolio companies on the repayment of outstanding debt.

Total investment income for the years ended December 31, 2005 and December 31, 2004 was $13.4 million and $4.9 million, respectively. For the year ended December 31, 2005, this amount consisted of interest income of $131,000 from cash and cash equivalents, $12.9 million of interest income from portfolio investments (which included $1.8 million in payment-in-kind or PIK interest), $367,000 in fee income and $47,000 in other investment income. For the year ended December 31, 2004, this amount primarily consisted of interest income of $26,000 from cash and cash equivalents, $4.6 million of interest income from portfolio investments (which included $694,000 in PIK interest) and $242,000 in fee income.

The increase in our total investment income for the year ended December 31, 2005 as compared to the year ended December 31, 2004 is primarily attributable to an increase in the weighted average balance outstanding of, and higher yields on, our interest-bearing investment portfolio during the year ended December 31, 2005. During the year ended December 31, 2005, the weighted average balance outstanding of our interest-bearing investment portfolio was approximately $95.4 million as compared to approximately $36.5 million during the year ended December 31, 2004.

Expenses

Expenses included salaries and benefits, consulting fees, professional fees, interest payments, a prepayment penalty associated with the repayment of the outstanding balance under our $120.0 million financing agreement and general and administrative expenses.

Expenses for the years ended December 31, 2005 and December 31, 2004 were $11.7 million and $4.3 million, respectively. Expenses increased for the year ended December 31, 2005 as compared to the year ended December 31, 2004 primarily as a result of incurring a $3.4 million prepayment penalty from the payoff of the outstanding balance under our $120.0 million credit agreement, higher interest expense, which increased by $2.0 million, higher employee compensation, which increased by $1.2 million, higher professional fees, which increased by $538,000, and higher general and administrative expenses, which increased by $814,000 million, offset by a decrease in consulting fees of $445,000. The higher interest expense was attributable to an increase in borrowings outstanding under the $120.0 million financing agreement through August 2, 2005, the date we paid off the outstanding balance under the financing agreement. Such borrowings were used to fund investments. The higher employee compensation was attributable to the increase in the number of our personnel due to increased investment activities and increased bonus accruals primarily due to our entry into employment agreements with certain of our executive officers during the year ended December 31, 2005. We expect to hire additional employees as needed in the future as our investment activities grow. The increased professional fees are a result of higher costs attributable with being a public company. The increase in general and administrative costs is primarily due to increases in insurance costs, directors fees, and investor relations.

We incurred consulting fees in the amount of $555,000 and $1.0 million for the years ended December 31, 2005 and 2004, respectively, payable to two entities affiliated with Compass Group Investments, Inc. These consulting arrangements were terminated on July 27, 2005. See “Certain Relationships.”

Net Change in Unrealized Appreciation or Depreciation on Investments

We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors pursuant to our valuation policy and a consistently applied valuation process. At December 31, 2005 and 2004, portfolio investments recorded at fair value were approximately 91.6% and 91.1% of our total assets, respectively. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

We received valuation assistance from our independent valuation firm, Duff & Phelps, LLC, on our entire investment portfolio at December 31, 2005 and December 31, 2004.

Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio. During the year ended December 31, 2005, we recorded net unrealized depreciation of $3.0 million on our investments, which primarily related to one investment. During 2004, we recorded unrealized depreciation of $876,000 on our investments, of which, $866,000 related to one investment.

Net Loss from Operations

Net loss was $1.2 million for the year ended December 31, 2005 as compared to net loss of $269,000 for the year ended December 31, 2004.

Financial Condition, Liquidity and Capital Resources

Cash, Cash Equivalents and Restricted Cash

At March 31, 2007 and December 31, 2006, we had $4.8 million and $4.2 million, respectively, in cash and cash equivalents. In addition, at March 31, 2007 and December 31, 2006, we had $4.0 million and $5.1 million, respectively, in restricted cash which we maintained in accordance with the terms of our $140.0 million amended and restated securitization revolving credit facility with an entity affiliated with BMO Capital Markets Corp. (formerly known as Harris Nesbitt Corp.). A portion of these funds were released or available to us on April 12, 2007.

For the three months ended March 31, 2007, net cash provided by operating activities totaled $3.9 million, compared to net cash provided by operating activities of $2.1 million for the comparable 2006 period. This change was due primarily to an increase in net income and due to a decrease in interest receivable, offset by an increase in unrealized appreciation on investments, an increase in payment-in-kind interest and dividends, a decrease in interest payable and a decrease in accounts payable, accrued expenses and other. Cash used for investing activities totaled $13.8 million and $35.6 million for the three months ended March 31, 2007 and 2006, respectively. This change was principally due to higher investment origination in 2007 of $5.8 million, offset by an increase of $22.3 million in loan prepayments and amortization and an increase in proceeds from investment sales of $5.3 million. Cash provided by financing activities totaled $10.4 million and $35.4 million in the three months ended March 31, 2007 and 2006, respectively. This change was principally due to a net decrease of $48.8 million in our borrowings, a decrease in restricted cash of $3.4 million and an increase in dividends paid in the amount of $4.5 million, offset by an increase in net proceeds from the sale of our common stock of $31.7 million.

Liquidity and Capital Resources

Since our initial public offering, our primary sources of liquidity have been from equity financings and borrowings under our amended and restated securitization revolving credit facility. In this regard, on June 14, 2006, the Company closed a follow-on public offering of 3,600,000 shares of common stock and received gross proceeds of $39.1 million less underwriters’ commissions and discounts, and fees of $2.4 million. Also, on January 26, 2007, the Company closed a shelf offering of 2,370,000 shares of common stock and received gross proceeds of $33.7 million less underwriters’ commissions and discounts, and fees of approximately $2.0 million. See “— Borrowings” for a discussion of our amended and restated securitization revolving credit facility.

We expect our cash on hand, borrowings under our current and future debt agreements, including our securitization revolving credit facility, equity financings, and cash generated from operations, including income earned from investments in our portfolio companies and, to a lesser extent, the temporary investments of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, to be adequate to meet our cash needs at our current level of operations. Our securitization revolving credit facility contains certain requirements, including, but not limited to, minimum diversity, rating and yield, and limitations on loan size. These requirements may limit our ability to fund certain new originations with advances under the facility, in which case we will seek to fund originations using new debt or equity financings, which may or may not be available on favorable terms, if at all.

In order to satisfy the requirements applicable to RICs under Subchapter M of the Code, we intend to continue distributing to our stockholders substantially all of our taxable income. Taxable income generally differs from net income (loss) for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Taxable income includes cash fees collected and non-cash items, such as PIK interest. Cash collections of income resulting from PIK interest generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense. See “— Regulated Investment Company Status and Dividends.”

In addition, as a business development company, we generally are required to meet a coverage ratio of total assets less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. As of March 31, 2007, this ratio was 344%. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Borrowings

Securitization Revolving Credit Facility.  On September 18, 2006, we, through a consolidated wholly-owned bankruptcy remote, special purpose subsidiary of ours, entered into an amended and restated securitization revolving credit facility (the “Securitization Facility”), with an entity affiliated with BMO Capital Markets Corp. (formerly Harris Nesbitt Corp). The Securitization Facility allows our special purpose subsidiary to borrow up to $140.0 million through the issuance of notes to a multi-seller commercial paper conduit administered by the affiliated entity. The Securitization Facility is secured by all of the loans held by our special purpose subsidiary. The Securitization Facility bears interest at the commercial paper rate plus 1.00% (prior to May 2, 2007 the facility bore interest at the commercial paper rate plus 1.35%) and allows our special purpose subsidiary to make draws under the Securitization Facility until July 23, 2009, unless extended prior to such date for an additional 364-day period with the consent of the lender. If the Securitization Facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period following July 23, 2009 and interest will accrue on outstanding borrowings under the Securitization Facility at the prime rate plus 2.0%. The Securitization Facility provides for the payment to the lender of a monthly fee equal to 0.25% per annum on the unused amount of the Securitization Facility. We will use the proceeds of the Securitization Facility to fund our loan origination activities and for general corporate purposes. Each loan origination under the Securitization Facility will be subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the Securitization Facility at any particular time or at all. As of March 31, 2007, $80.4 million was outstanding under the Securitization Facility. On May 2, 2007, we entered into an amendment to the Securitization Facility. For a discussion of such amendment, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments.”

The predecessor securitization revolving credit facility to the Securitization Facility: (i) allowed our special purpose subsidiary to make draws under the Securitization Facility until July 24, 2008, unless extended prior to such date for an additional 364-day period with the consent of the lender thereto; (ii) bore interest at the commercial paper rate plus 1.75%, (iii) provided that in the event that the Securitization Facility was not extended, any principal amounts then outstanding would be amortized over a 24-month period following July 24, 2008 and interest would accrue on outstanding borrowings under the Securitization Facility at the prime rate plus 2.0%; and (iv) contained more stringent restrictions regarding certain loan concentrations.

In March and December of 2006, we, through our special purpose subsidiary, entered into interest rate swap agreements. Our swap agreement entered into in March 2006 is at a fixed rate of 5.04%, on an initial notional amount of $20 million, for five years, and our December 2006 swap agreement is at a fixed rate of 4.84%, on an initial notional amount of $3.5 million, for five years. The swaps were put into place to hedge against changes in variable interest payments on a portion of our outstanding borrowings. For the three months ended March 31, 2007 and 2006, net unrealized gains (losses) attributed to the swaps were approximately ($63,000) and $49,000, respectively. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower rates with respect to the outstanding borrowings.

Regulated Investment Company Status and Dividends

Effective as of August 1, 2005, we elected to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income and the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, with respect to each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We intend to make distributions to our stockholders on a quarterly basis of substantially all of our annual taxable income (which includes our taxable interest and fee income). We currently intend to retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, we must pay tax at the corporate rates on the amount deemed distributed and our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders generally will be entitled to credit their proportionate share of tax against their regular federal income tax liability for the year (or, if they own no tax, to obtain tax refunds of such amounts). For federal income tax purposes, we are permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to us and would not be distributed as such to stockholders. At March 31, 2007, the Company’s realized loss carryforwards totaled $3.3 million which will be available to offset capital gains until July 31, 2014. To the extent our taxable earnings for a fiscal tax year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a tax return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute at least a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Off-Balance Sheet Arrangements

We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence, negotiating appropriate financial covenants and obtaining collateral where necessary. As of March 31, 2007, we had unused commitments to extend credit to our portfolio companies of $27.4 million, which are not reflected on our balance sheet.

In connection with our amended and restated securitization revolving credit facility, our consolidated special purpose subsidiary may be required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions. We have agreed to guarantee the payment of certain swap breakage costs that may be payable by our special purpose subsidiary in connection with any such interest rate swap agreements or other interest rate hedging transactions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Borrowings.”

Contractual Obligations

The following table reflects a summary of our contractual cash obligations and other commercial commitments as of March 31, 2007:

	Payments Due by Period
						More Than
Contractual Obligations	2007	2008	2009	2010	2011	5 Years

Long-term debt obligations(1)	$—	$—	$80,373,000	$—	$—	$—
Capital lease obligations	—	—	—	—	—	—
Operating lease obligations	174,000	237,000	241,000	247,000	21,000	—
Purchase obligations	—	—	—	—	—	—
Other long-term liabilities reflected on the balance sheet under GAAP	—	—	—	—	—	—
Unused lending commitments(2)	27,415,000	—	—	—	—	—

Total	$27,589,000	$237,000	$80,614,000	$247,000	$21,000	$—

(1)	Our amended and restated securitization credit facility permits draws under the facility until July 23, 2009, unless extended prior to such date for an additional 364-day period with the consent of the lender. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period following July 23, 2009 and interest will accrue on outstanding borrowings under the facility at the prime rate plus 2.0%. This table assumes that we would repay all of our indebtedness under the facility at the time that we were no longer able to make draws under the facility. However, we cannot provide any assurance that we would be able to repay all of such outstanding indebtedness at such time.

(2)	Represents the unfunded commitment to extend credit to 11 of our portfolio companies.

Recent Developments

During April 2007, the Company committed an additional $1.0 million investment in Metrologic Instruments, Inc., an existing portfolio company.

On April 30, 2007, the Board of Directors declared a cash dividend of $0.32 per share, payable on July 17, 2007 to stockholders of record as of the close of business June 15, 2007. Such cash dividend is payable on total shares issued and outstanding on the record date.

On May 1, 2007, the Company closed two additional financings totaling $21.7 million in gross investment commitments. The first was a $14.0 million “one-stop” financing comprised of a senior secured revolver, senior secured term debt and senior subordinated debt. Funded debt at close was $13.0 million. The Company also invested $750,000 of equity as part of this transaction. The second financing was a $6.9 million investment comprised of $4.1 million in senior subordinated debt and $2.8 million in equity. The full $6.9 million was funded at close.

On May 2, 2007, we, through our special purpose subsidiary, entered into an amendment to the Securitization Facility that lowered the interest rate payable on any outstanding balances under the Securitization Facility during the period of time we are permitted to make draws under the Securitization Facility from the commercial paper rate plus 1.35% to the commercial paper rate plus 1.00%. The amendment also reduced or eliminated certain restrictions pertaining to certain loan concentrations.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Our process for determining the fair value of our investments begins with determining the enterprise value of the portfolio company. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value.

To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses.

In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

If there is adequate enterprise value to support the repayment of our debt securities, the fair value of these securities normally corresponds to cost plus amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values of equity securities are generally discounted to account for restrictions on resale and minority ownership positions.

The fair value of our investments at March 31, 2007, and December 31, 2006 and December 31, 2005 was determined in good faith by our board of directors. We received valuation assistance from our independent valuation firm, Duff & Phelps, LLC, on a portion of our investment portfolio at March 31, 2007 and December 31, 2006, and our entire investment portfolio at December 31, 2005.

Fee Income Recognition

We receive a variety of fees in the ordinary course of our business, including arrangement fees and loan fees. We account for our fee income in accordance with Emerging Issues Task Force Issue 00-21 “Accounting for Revenue Arrangements with Multiple Deliverables” (“EITF 00-21”). EITF 00-21 addresses certain aspects of a company’s accounting for arrangements containing multiple revenue-generating activities. In some arrangements, the different revenue-generating activities (deliverables) are sufficiently separable and there exists sufficient evidence of their fair values to separately account for some or all of the deliverables (i.e., there are separate units of accounting). EITF 00-21 states that the total consideration received for the arrangement be allocated to each unit based upon each unit’s relative fair value. In other arrangements, some or all of the deliverables are not independently functional, or there is not sufficient evidence of their fair values to account for them separately. In determining fair value of various fee income we receive, we will first rely on data compiled through our investment and syndication activities and secondly on independent third party data. The timing of revenue recognition for a given unit of accounting will depend on the nature of the deliverable(s) in that accounting unit (and the corresponding revenue recognition model) and whether the general conditions for revenue recognition have been met. Fee income for which fair value cannot be reasonably ascertained is recognized using the interest method in accordance with Statement of Financial Accounting Standards No. 91, “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases,” (“SFAS No. 91”). We have historically recognized fee income in accordance with SFAS No. 91. In addition, we capitalize and offset direct loan origination costs against the origination fees received and only defer the net fee.

Payment-in-Kind or PIK Interest and Dividends

We include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind or PIK interest or dividends, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term or contractually deferred dividends added to our equity investment in the portfolio company. We will cease accruing PIK interest if we do not expect the portfolio company to be able to pay all principal and interest due, and we will cease accruing PIK dividends if we do not expect the portfolio company to be able to make PIK dividend payments in the future. In certain cases, a portfolio company makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a portfolio company’s loan can increase while the total outstanding amount of the loan to that portfolio company may stay the same or decrease. Accrued PIK interest and dividends represented $3.0 million or 1.1% of our portfolio of investments at fair value (excluding unearned income) as of March 31, 2007 and $2.9 million or 1.1% of our portfolio of investments at fair value (excluding unearned income) as of December 31, 2006. The net increase in loan and equity balances as a result of contracted PIK arrangements are separately identified on our statements of cash flows.

PIK related activity for the three months ended March 31, 2007 was as follows:

Three Months
Ended
March 31,
2007

Beginning PIK balance	$2,891,565
PIK interest and dividends earned during the period	840,698
PIK receipts during the period	(744,852)

Ending PIK balance	$2,987,411

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. When a loan or debt security becomes 90 days or more past due, or if we otherwise do not expect the debtor to be able to service its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. At March 31, 2007 and December 31, 2006, none of our loans and debt securities were greater than 90 days past due or on non-accrual status.

Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity securities is recorded on the record date for private companies and the ex-dividend date for publicly traded companies.

Quantitative and Qualitative Disclosure About Market Risk

Our business activities contain elements of market risk. We consider interest rates to be our principal market risk. We consider the management of risk essential to conducting our business. Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income is affected by changes in various interest rates, including LIBOR and prime rates. Approximately 39% of our investment portfolio at fair value bears interest at fixed rates, with the remainder at floating rates.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. Our interest rates on our borrowings are based on commercial paper rates. We have and may continue to use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected investment income by approximately $1.8 million and interest expense by approximately $597,000. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of the applicable fiscal year ended December 31, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2006, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount		Involuntary
	Outstanding Exclusive	Asset	Liquidating	Average Market
	of Treasury	Coverage	Preference	Value per
Class and Year	Securities(1)	per Unit(2)	per Unit(3)	Unit(4)

Securitization Revolving Credit Facility
2007 (as of March 31, unaudited)	$80,373,000	$3,438	—	N/A
2006	98,380,000	2,668	—	N/A
2005	21,650,000	6,873	—	N/A
2004	—	—	—	—
2003	—	—	—	—
Financing Agreement
2007 (as of March 31, unaudited)	—	—	—	—
2006	—	—	—	—
2005	—	—	—	—
2004	41,645,458	1,640	—	N/A
2003	7,800,000	3,610	—	N/A
Revolving Credit Agreement
2007 (as of March 31, unaudited)	—	—	—	—
2006	—	—	—	—
2005	—	—	—	—
2004	600,000	1,640	—	N/A
2003	1,200,000	3,610	—	N/A
Demand Note
2007 (as of March 31, unaudited)	—	—	—	—
2006	—	—	—	—
2005	—	—	—	—
2004	400,000	1,640	—	N/A
2003	400,000	3,610	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

BUSINESS

General

We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer a comprehensive suite of financing solutions, including “one-stop” financings. Our “one-stop” financing typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment. We also make equity co-investments which we generally expect to be less than $2.0 million. We primarily finance privately-held companies in transactions initiated by private equity sponsors.

Our investment objective is to generate both current cash income and capital appreciation. To accomplish this objective, we seek to provide our stockholders with current income primarily from the interest on our debt investments and related origination fees, and to enable our stockholders to participate in the capital appreciation and potential long-term growth of our portfolio companies through warrants and other equity interests we acquire.

Since we commenced investment operations in 2003, we have originated $407.6 million of investments, (which includes $27.4 million of unfunded commitments) primarily in transactions initiated by private equity sponsors. We typically make investments of $3 million to $20 million in companies with $10 million to $100 million in annual revenues that operate in diverse industry sectors. As of March 31, 2007 we had investments in 25 portfolio companies, including debt investments in 24 of these portfolio companies with an aggregate fair value of $270.5 million, warrants to purchase shares of common stock in six of these portfolio companies with a fair value of $1.9 million, and equity investments (other than warrants) in seven of these portfolio companies with a fair value of $3.2 million.

As of March 31, 2007, senior secured revolving lines of credit, senior secured term loans, junior secured term loans and subordinated debt investments comprised approximately 3.0%, 52.8%, 19.4% and 22.9%, respectively, of our investment portfolio at fair value. Approximately 55.5% of our investments at fair value at March 31, 2007 were originated in connection with our “one-stop” financing. For the three months ended March 31, 2007, the weighted average yield on all of our outstanding debt investments was approximately 13.0%, which reflects the positive impact of the realization of unamortized deferred financing fees associated with the early repayment or sale of five of our investments during such period. For the three months ended March 31, 2007, the weighted average yield on all of our outstanding debt investments was approximately 12.4%, if we exclude the impact of the unamortized deferred financing fees realized in connection with such repayments or sales.

We are a closed-end, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals.

As a business development company, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, income distribution and asset diversification requirements.

Corporate History and Information

We were founded in November 2002 by Richard P. Buckanavage, our president and chief executive officer, Timothy W. Hassler, our chief operating officer and chief compliance officer, and Compass Group Investments, Inc., a private investment firm providing capital to middle market companies. Prior to our founding, Mr. Buckanavage was a managing director and the head of debt sales at GE Capital Markets, Inc. and Mr. Hassler was a director in the capital markets division of U.S. Bank National Association. Messrs. Buckanavage and Hassler have more than 35 years of combined experience lending to, and investing in, small- and mid-sized companies.

Since we commenced investment operations in 2003, and prior to our initial public offering, we conducted our business through two separate entities, Patriot Capital Funding, Inc. and Wilton Funding, LLC. Patriot Capital Funding, Inc. originated, arranged and serviced the investments made by Wilton Funding, LLC, which invested in debt instruments and warrants of U.S.-based companies. On July 27, 2005, Wilton Funding, LLC merged with and into Patriot Capital Funding, Inc.

Our principal executive offices are located at 274 Riverside Avenue, Westport, Connecticut 06880 and our telephone number is (203) 429-2700. We maintain a website on the Internet at www.patcapfunding.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

Our Target Market

We believe that the size of the small- to mid-sized company market is significant and underserved. Despite the size of this market, we believe that broad-based consolidation in the financial services industry has substantially reduced the number of financial institutions lending to the companies that we target. We believe that this trend toward greater concentration of assets in larger banks and financial institutions has reduced the availability of debt capital to small- to mid-sized companies from such financing sources.

In our experience, lending to small- to mid-sized companies generally requires a greater dedication of a lender’s time and personnel resources as compared to lending to larger companies. Small- to mid-sized companies generally do not have publicly traded equity or debt securities, and public information about such businesses is typically limited. In addition, lenders to small- to mid-sized companies have to more actively monitor their investments and may need to become more directly involved in overseeing their operations. We believe that these factors have caused many large financial institutions with high cost structures to focus their lending activities on larger companies. To the extent that regional banks lend to small- to mid-sized companies, our experience is that these institutions tend to focus on senior financing and, as a result, do not provide a comprehensive suite of customized financing solutions to small- to mid-sized companies or the private equity sponsors investing in this market.

These trends have, in our view, created a large, underserved market of small- to mid-sized companies with significant financing needs. Because we primarily provide capital to this target market in transactions initiated by private equity sponsors, we consider the private equity sponsor community to be an integral gateway to the market in which we operate. We generally target the sponsors of private equity funds with less than $250 million in assets that are focused on making investments in companies with $10 million to $100 million in annual revenues. We expect that private equity sponsors will continue to be active investors in our target market and they will seek debt financing to support their investments, which should provide opportunities for us to continue to partner with such firms.

Our Business Strategy

Our investment objective is to generate both current cash income and capital appreciation through debt and equity investments in small- to mid-sized companies. We have adopted the following business strategy to achieve our investment objective:

•	Deliver a comprehensive suite of customized financing solutions in a responsive and efficient manner. Our goal is to provide a comprehensive suite of customized financing solutions in a responsive and efficient manner to private equity sponsors in connection with their proposed investments in small- to mid-sized companies. Private equity sponsors with whom we work require a high level of creativity and knowledge in structuring investment transactions. Our ability to provide financing across all levels of a company’s capital structure appeals to private equity sponsors that typically seek to rely on a limited number of third party financing sources for their investment transactions in order to facilitate and ensure the timely closing of such transactions. We believe our ability to provide a comprehensive suite of customized financing solutions sets us apart from other lenders that focus on providing a limited number of financing solutions.

•	Capitalize on our strong private equity sponsor relationships. We are committed to establishing, building and maintaining our private equity sponsor relationships. Our marketing efforts are focused on building and maintaining relationships with private equity sponsors that routinely make investments in the small- to mid-sized companies that we target. We believe that our relationships with private equity sponsors provide us with, in addition to potential investment opportunities, other significant benefits, including an additional layer of due diligence and additional monitoring capabilities. Private equity sponsors also provide our portfolio companies with significant benefits, including strategic guidance, and an additional potential source of capital and operational expertise. We have assembled a management team that has developed an extensive network of private equity sponsor relationships in our target market over the last 15 years. We believe that our management team’s relationships with these private equity sponsors will provide us with significant investment opportunities.

•	Employ disciplined underwriting policies and maintain rigorous portfolio monitoring. We have an extensive investment underwriting and monitoring process. We conduct a thorough analysis of each potential portfolio company and its prospects, competitive position, financial performance and industry dynamics. We stress the importance of credit and risk analysis in our underwriting process. We believe that our continued adherence to this disciplined process will permit us to mitigate loan losses, to continue to generate a stable and diversified revenue stream of current income from our debt investments and provide us with the ability to make distributions to our stockholders.

•	Leverage the skills of our experienced management team. Our management team is led by our president and chief executive officer, Mr. Buckanavage, and our chief operating officer and chief compliance officer, Mr. Hassler, who combined have more than 35 years of experience in lending to, and investing in, small- to mid-sized companies. The members of our management team have broad investment backgrounds, with prior experience at specialty finance companies, middle market commercial banks and other financial services companies. We believe that the experience and contacts of our management team will continue to allow us to effectively implement the key aspects of our business strategy.

Investment Selection

Our management team has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. Our management team uses these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

•	Established companies with positive cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis and that generate minimum annual EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) of $2 million. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Strong competitive position in industry. We analyze the strengths and weaknesses of target companies relative to their competitors. The factors we consider include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. We seek to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses or in industries with significant barriers to entry. We seek companies that demonstrate advantages when compared to their competitors, which may help to protect their market position and profitability.

•	Experienced management team. We seek to invest in companies that have experienced management teams. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in concert with our interests as investors.

•	Diversified customer and supplier base. We generally seek to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

•	Private equity sponsorship. We generally seek to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

•	Exit strategy. We seek to invest in companies that we believe will provide a steady stream of cash flow to repay our debt investments and reinvest in their respective businesses. We expect that the primary means by which we exit our debt investments will be through the repayment of our investment by internally generated cash flow. In addition, we will seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants, an initial public offering, a recapitalization or another capital market transaction.

Underwriting Process and Investment Approval

An initial evaluation of each potential investment is performed by one of our investment professionals. To the extent a potential investment appears to meet our investment criteria, a pre-screening memorandum is prepared and presented to our investment committee detailing some or all of the following information:

•	Transaction description;

•	Company description, including product or service analysis, market position, market dynamics, customer and supplier analysis and evaluation of management;

•	Quantitative and qualitative analysis of historical financial performance and financial projections;

•	Competitive landscape;

•	Business strengths and weaknesses;

•	On-site visits with management and relevant employees;

•	Quantitative and qualitative private equity sponsor analysis; and

•	Potential investment structures, senior and total leverage multiples and investment pricing terms.

If our investment committee votes to proceed, we submit a non-binding proposal to the prospective private equity sponsor and/or potential portfolio company. Once the private equity sponsor and/or potential portfolio company agree to the terms and conditions outlined in our financing proposal, we commence our full due diligence assessment, including:

•	Initial or additional on-site visits with management and relevant employees;

•	Review of historical and projected financial statements, including reports from third-party accountants;

•	Interviews with customers and suppliers;

•	Research on products and services, market dynamics and competitive landscape;

•	Management background checks;

•	Review of material contracts;

•	Review by legal, environmental or other industry consultants, if applicable; and

•	Financial sponsor diligence, including portfolio company and lender reference checks.

Upon completion of a satisfactory due diligence review, a full investment memorandum is prepared and distributed to the investment committee for final approval of the proposed investment. The investment committee is able to request additional due diligence or modify the financing structure or terms of the proposed investment. The approval of the investment committee is required before we proceed with any investment. Upon receipt of such approval, we proceed to document and, upon satisfaction of applicable closing conditions, fund the investment.

Our investment committee consists of our president and chief executive officer, Mr. Buckanavage, our chief operating officer and chief compliance officer, Mr. Hassler, our executive vice president and chief investment officer, Clifford L. Wells, and our executive vice president and managing director, Matthew R. Colucci.

All actions described above that require the approval of our investment committee must be approved by each member of our investment committee at a meeting at which at least a majority of the members of our investment committee is present.

Investments

We seek to continue to grow and manage a diversified portfolio that includes senior secured loans, junior secured loans, subordinated debt investments and equity investments. We generally target investments of approximately $3 million to $20 million in companies with annual revenues between $10 million and $100 million. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities allows us to offer companies a comprehensive suite of financing solutions, including “one-stop” financing. Our “one-stop” financing typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment. Our loans may include both debt and equity components. The debt instruments provide for returns in the form of interest payments, including payment-in-kind or PIK interest, while the equity instruments, such as warrants and non-control, equity co-investments, provide us with an opportunity to participate in the capital appreciation of the portfolio company and, to a lesser extent, returns in the form of dividend payments, including payment-in-kind or PIK dividends.

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. For example, we seek to limit the downside risks of our investments by:

•	negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights; and

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk.

Senior Secured Loans

Our senior secured loans generally have terms of 4 to 7 years, provide for a variable or fixed interest rate and are secured by a first priority security interest in all existing and future assets of the borrower. We generally only invest in senior secured loans of a portfolio company in conjunction with an investment in a junior secured loan, subordinated debt investment or a “one-stop” financing. Our senior secured loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

Junior Secured Loans

Our junior secured loans generally have terms of 5 to 7.5 years, provide for a variable or fixed interest rate and are secured by a second priority security interest in all existing and future assets of the borrower. We may invest in junior secured loans, such as “last out” senior notes or second lien notes, on a stand-alone basis, or in conjunction with a senior secured loan, a subordinated debt investment or a “one-stop” financing.

Subordinated Debt

Our subordinated debt investments generally have terms of 5 to 7.5 years and provide for a fixed interest rate. A portion of our subordinated debt investments may be secured by a second priority security interest in the assets of the borrower. We may make subordinated debt investments on a stand-alone basis, or in conjunction with a senior secured loan, a junior secured loan or a “one-stop” financing. Our subordinated debt investments often include an equity component, such as warrants to purchase common stock in the portfolio company, and payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

“One-Stop” Financing

Our “one-stop” financing typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment. We believe our ability to provide “one-stop” financing sets us apart from other lenders who focus on only one or two layers of the capital structure. Subsequent to our closing of a “one-stop” financing, we may seek to exit lower yielding tranches of the financing by arranging for replacement financing by another lender.

Equity Investments

When we provide a “one-stop” financing or when we make a subordinated debt investment, we may acquire warrants to purchase common stock or other equity interests in the portfolio company. The warrants we receive in connection with these investments generally are detachable and require only a nominal cost to exercise. In addition, we may from time to time make non-control, equity co-investments, which we generally expect to be less than $2.0 million, in companies in conjunction with private equity sponsors. We generally seek to structure our equity investments, such as warrants and direct equity co-investments, to provide us with minority rights provisions and event-driven puts. We also seek to obtain registration rights in connection with these investments, which may include demand and “piggyback” registration rights. Certain equity investments include payment-in-kind or PIK dividends, which represent contractually deferred dividends added to our equity investment.

Portfolio Management

We generally employ several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following specific processes, procedures and reports:

•	Monthly review of actual financial performance versus the corresponding period of the prior year and financial projections;

•	Monthly review of borrowing base, if applicable;

•	Quarterly review of operating results, covenant compliance, and general business performance, including the preparation of a portfolio monitoring report which is distributed to members of our investment committee;

•	Periodic face-to-face meetings with management teams and private equity sponsors of portfolio companies; and

•	Attendance at portfolio company board meetings through board seats or observation rights.

In connection with the monitoring of our portfolio companies, each debt investment we hold is rated based upon the following five-level numeric investment rating system:

•	Investment Rating 1 — Investment that exceeds expectations and/or capital gain expected;

•	Investment Rating 2 — Investment generally performing in accordance with expectations;

•	Investment Rating 3 — Investment that requires closer monitoring;

•	Investment Rating 4 — Investment performing below expectations where a higher risk of loss exists; and

•	Investment Rating 5 — Investment performing significantly below expectations where we expect a loss.

The following table shows the distribution of our debt investments on the 1 to 5 investment rating scale at fair value as of March 31, 2007 and December 31, 2006:

	March 31, 2007		December 31, 2006
	Debt	Percentage	Debt	Percentage
	Investments at	of Total	Investments at	of Total
Investment Rating	Fair Value	Portfolio	Fair Value	Portfolio

1	$27,782,181	10.3%	$22,689,633	8.8%
2	206,146,334	76.2	198,127,878	77.1
3	36,544,034	13.5	36,196,874	14.1
4	—	—	—	—
5	—	—	—	—

Total	$270,472,549	100.0%	$257,014,385	100.00%

In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we undertake more aggressive monitoring of the affected portfolio company. While our investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance will typically involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Competition

We compete for investments with a number of business development companies and other investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer. We do not seek to compete primarily on the interest rates we offer to potential portfolio companies, and we believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates that are comparable to or lower than the rates we offer. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

Employees

At March 31, 2007, we employed 11 individuals, including investment and portfolio management professionals, operations professionals and administrative staff.

Properties

We do not own any real estate materially important to our operation. Currently, we lease office space in Westport, Connecticut for our corporate headquarters.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2007 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive.

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

ADAPCO, Inc. 550 Aero Lane Sanford, FL 32771	Distributor of specialty chemical and contract application services	Senior Secured Term Loan A(4)		$13,350,000	$13,350,000
		Common Stock	<5%	500,000	329,800

Agent Media Corporation 1255 Cleveland Street, Suite 200 Clearwater, FL 33755	Publisher of insurance industry periodicals	Senior Secured Term Loan A(4)		750,000	750,000
		Senior Secured Term Loan B(4)		2,130,105	2,130,105

		Warrants to Purchase Common Stock	<5%	31,000	37,900

Allied Defense Group, Inc. 8000 Towers Crescent Drive Suite 260 Vienna, VA 22182	Diversified defense company	Warrants to Purchase Common Stock	<5%	463,168	203,500

Aylward Enterprises, LLC(3) 401 Industrial Drive New Bern, NC 28562	Manufacturer of packaging equipment	Revolving Line of Credit(4)		1,500,000	1,500,000
		Senior Secured Term Loan A(4)		10,000,000	10,000,000
		Senior Subordinated Debt		6,279,688	6,279,688
		Membership Interest — Class A-2	>5% and <25%	1,250,000	1,400,000

Arrowhead General Insurance Agency, Inc. 701 B Street, Suite 2100 San Diego, CA 92101	Insurance agency and program specialist	Junior Secured Term Loan(4)		5,000,000	5,131,300

Borga, Inc. 300 West Peach Street Fowler, CA 93625	Manufacturer of pre- fabricated metal building systems	Senior Secured Term Loan A(4)		996,000	996,000
		Senior Secured Term Loan B(4)		1,804,000	1,804,000

		Senior Secured Term Loan C(4)		7,560,157	7,560,157

		Warrants to Purchase Common Stock	<5%	20,250	40,400

Caleel + Hayden, LLC 600 W. Bayaud Denver, CO 80223	Provider of proprietary branded professional skincare and cosmetic products to physicians and spa communities	Senior Secured Term Loan B		10,959,687	10,959,687
		Senior Subordinated Debt(4)		6,311,334	6,311,334

		Common Stock	<5%	750,000	839,600

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

Cheeseworks, Inc. 247 Margaret King Avenue Ringwood, New Jersey 07045	Distributor of specialty cheese and food products	Revolving Line of Credit(4)		5,080,219	5,080,219
		Senior Secured Term Loan(4)		11,630,561	11,630,561

Copperhead Chemical Company, Inc. 2 River Road Tamaqua, PA 18252	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt(4)		4,864,098	4,864,098

Dover Saddlery, Inc.	Equestrian products	Senior Subordinated
525 Great Road	catalog retailer	Debt(4)		3,000,000	3,000,000
PO Box 1100
Littleton, MA 01460		Warrants to Purchase Common Stock	<5%	148,200	235,400

Eight O’Clock Coffee Company 3 Paragon Drive Montvale, NJ 07645	Manufacturer, distributor, and marketer of coffee	Junior Secured Term Loan(4)		9,000,000	9,112,450

Employbridge Holding Company(3) 1040 Crown Pointe Parkway	A provider of specialized staffing services	Junior Secured Term Loan(4)		3,000,000	3,007,500
Atlanta, GA 30338

Encore Legal Solutions, Inc. 10200 Grogan’s Mill Road, Suite 350	Legal document management services	Junior Secured Term Loan A(4)		3,844,466	3,844,466
The Woodlands, TX 77380		Junior Secured Term Loan B(4)		6,975,901	6,975,901

		Senior Subordinated Debt(4)		5,291,213	5,291,213

		Warrants to Purchase
		Common Stock	<5%	350,000	—

EXL Acquisition Corp. 490 Wanda Park Boulevard Mt. Pleasant, SC 29464	Manufacturer of lab testing supplies	Senior Secured Term Loan A(4)		6,800,000	6,800,000
		Senior Secured Term Loan B(4)		2,376,000	2,376,000

		Senior Secured Term Loan D(4)		5,000,417	5,000,417

		Common Stock — Class A	<5%	2,475	203,900

		Common Stock — Class B	<5%	273,653	275,653

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

Fairchild Industrial Products, Co. 3920 West Point Blvd. Winston-Salem, NC 27103	Manufacturer of industrial controls and power transmission products	Senior Secured Term Loan A(4)		6,555,000	6,555,000
		Senior Secured Term Loan B(4)		9,468,750	9,468,750

		Senior Subordinated Debt		5,471,032	5,471,032

		Preferred Stock — Class A	<5%	307,033	307,033

		Common Stock — Class B	<5%	121,598	131,700

Impact Products, LLC 2840 Centennial Road Toledo, OH 43617	Distributor of janitorial supplies	Junior Secured Term Loan B(4)		7,443,750	7,443,750
		Senior Secured Term Loan C(4)		5,594,801	5,594,801

Innovative Concepts in Entertainment, Inc. 10123 Main Street	Manufacturer of coin operated games	Senior Secured Term Loan A(4)		5,325,000	5,325,000
Clarence, NY 14031		Senior Secured Term Loan B(4)		3,573,000	3,573,000

		Senior Secured Term Loan C(4)		3,900,000	3,900,000

Keltner Enterprises, LLC(3) 2829 South Scenic Way Springfield, MO 65807	Distributor of automotive oils, chemicals and parts	Senior Subordinated Debt(4)		3,850,000	3,850,000

L.A. Spas, Inc. 1311 N. Blue Gum Street Anaheim, CA 92806	Manufacturer of above ground spas	Senior Subordinated Debt(4)		7,082,454	7,082,454
		Warrants to Purchase Common Stock	<5%	5,000	—

Metrologic Instruments, Inc. 90 Coles Road Blackwood, NJ 08012	Manufacturer of imaging and scanning equipment	Junior Secured Term Loan		1,000,000	1,015,000

Prince Mineral Company, Inc. One Prince Plaza PO Box 1009 Quincy, IL 62306	Manufacturer of pigments	Junior Secured Term Loan(4)		11,450,000	11,450,000
		Senior Subordinated Debt(4)		11,832,778	11,832,778

Quartermaster, Inc. 17600 Fabrica Way Cerritos, CA 90703	Retailer of uniforms and tactical equipment to law enforcement and security professionals	Senior Secured Term Loan A(4)		5,076,250	5,076,250
		Senior Secured Term Loan B(4)		2,593,750	2,593,750

		Senior Secured Term Loan C(4)		3,223,630	3,223,630

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

R-O-M Corporation 6800 East 163rd Street Belton, MO 64012	Manufacturer of doors, ramps and bulk heads for fire trucks and food transportation	Revolving Line of Credit(4)		200,000	200,000
		Senior Secured Term Loan A(4)		8,000,000	8,000,000

		Senior Secured Term Loan B(4)		8,550,000	8,550,000

		Senior Subordinated Debt		9,123,508	9,123,508

Sidump’r Trailer Company 53577 Highway 20 Plainview, Nebraska 68769	Manufacturer of side dump trailers	Revolving Line of Credit(4)		630,000	630,000
		Senior Secured Term Loan A(4)		2,520,000	2,520,000

		Senior Secured Term Loan B(4)		2,338,250	2,338,250

		Senior Secured Term Loan C(4)		3,177,906	3,177,906

		Senior Subordinated Debt(4)		75,000	75,000

		Preferred Stock	<5%	82,369	82,369

		Common Stock	<5%	25	50,900

Smart, LLC(3) Raritan Plaza I, 9th Floor Edison, NJ 08837	Provider of tuition management services	Revolving Line of Credit(4)		725,000	725,000
		Senior Secured Term Loan A(4)		4,350,000	4,350,000

		Senior Secured Term Loan B(4)		3,572,594	3,572,594

		Common Stock — Class B	>5% and <25%	1,000,000	962,200

Total investments				275,511,070	275,572,904
Unearned income				(3,773,603)	(3,773,603)

Total investments net of
unearned income				$271,737,467	$271,779,301

(1)	Represents percentage of class of underlying common stock issuable upon exercise of the warrants.

(2)	The fair value of all investments outstanding on March 31, 2007 was determined by our board of directors. We received valuation assistance from Duff & Phelps, LLC, an independent valuation firm, on a portion of our investment portfolio at March 31, 2007.

(3)	An affiliate of the listed portfolio company is also a borrower under this investment.

(4)	Pledged as collateral under our amended and restated securitization revolving credit facility. See “Description of Our Securities — Debt-Amended and Restated Securitization Revolving Credit Facility.”

Description of Portfolio Companies

Set forth below is a brief description of each of our portfolio companies.

ADAPCO, Inc. — Sanford, Florida-based ADAPCO, Inc. is a distributor of specialty chemical and contract application services in the vector disease control field.

Agent Media Corporation — Clearwater, Florida-based Agent Media Corporation publishes numerous trade publications focused on the life, health and annuities segments of the insurance industry.

Allied Defense Group, Inc. — Vienna, Virginia-based Allied Defense Group, Inc. owns and manages a portfolio of defense and security businesses in the following niches: ordnance and manufacturing, environmental security and safety, electronic security, and software training and simulation.

Aylward Enterprises, LLC — New Bern, North Carolina-based Aylward Enterprises, LLC, is a manufacturer of packaging equipment for the pharmaceutical, over the counter products and nutraceuticals industries.

Arrowhead General Insurance Agency, Inc. — San Diego, California-based Arrowhead General Insurance, Inc. is a privately held general insurance agency and program specialist.

Borga, Inc. — Fowler, California-based Borga, Inc. is a manufacturer of pre-fabricated metal building systems and components for the agricultural, commercial and industrial markets.

Caleel + Hayden, LLC — Denver, Colorado-based Caleel & Hayden, LLC, is a provider of proprietary branded professional skin care and cosmetic products to physicians and spa communities.

Cheeseworks, Inc. — Ringwood, New Jersey-based Cheese Works, Inc. sells a wide variety of high-end imported and domestic cheeses complemented by a broad offering of specialty food products.

Copperhead Chemical Company, Inc. — Tamaqua, Pennsylvania-based Copperhead Chemical Company, Inc. is a manufacturer of nitroglycerin for pharmaceutical products (used in the treatment of angina and congestive heart failure) and a manufacturer of explosive materials for use in propellants, fuel additives and munitions applications.

Dover Saddlery, Inc. — Littleton, Massachusetts-based Dover Saddlery, Inc. is a supplier of English equestrian saddles, tack and riding apparel, and has the largest English equestrian catalog in the United States. Dover Saddlery, Inc. also serves the equestrian market through retail stores and its website, and has recently expanded into the western riding market through the acquisition of the catalog assets of a western riding catalog company.

Eight O’Clock Coffee — Montvale, New Jersey-based Eight O’Clock Coffee is a manufacturer, distributor and marketer of whole bean and ground coffee that is sold primarily to the retail grocery market.

Employbridge Holding Company — Atlanta, Georgia-based Employbridge Holding Company is a provider of specialized staffing services.

Encore Legal Solutions, Inc. — Houston, Texas-based Encore Legal Solutions, Inc. offers a variety of outsourcing services to law firms and corporate counsel, including reprographics, document preparation, scanning, coding and indexing, electronic data discovery, on-line document storage, as well as trial consulting and trial exhibit production.

EXL Acquisition Corp. — the holding company of Mount Pleasant, South Carolina-based Environmental Express, Inc., a manufacturer and marketer of consumable environmental lab testing equipment and supplies.

Fairchild Industrial Products, Co. — Winston-Salem, North Carolina-based Fairchild Industrial Products, Co. is a designer and manufacturer of pneumatic and electro-pneumatic industrial control products.

Impact Products, LLC — Toledo, Ohio-based Impact Products, LLC is a manufacturer and distributor of non-chemical cleaning, maintenance and safety products.

Innovative Concepts in Entertainment, Inc. — Clarence, New York-based Innovative Concepts in Entertainment, Inc. is a manufacturer, marketer, and distributor of coin operated games.

Keltner Enterprises, LLC — Springfield, Missouri-based Keltner Enterprises, LLC is a distributor of automotive oils, chemicals and parts to auto parts retailers, oil distributors, grocery distributors, car and truck dealerships and other customers.

L.A. Spas, Inc. — Anaheim, California-based L.A. Spas, Inc. is a designer, manufacturer and marketer of high quality above ground spas, spa supplies and related products.

Metrologic Instruments, Inc. — Blackwood, New Jersey-based Metrologic Instruments, Inc., is a manufacturer of scanning equipment.

Natural Products Group, LLC — Irvine, California-based Natural Products Group, LLC is a manufacturer and marketer of personal care products.

Prince Mineral Company, Inc. — Quincy, Illinois-based Prince Mineral Company, Inc. is a producer of specialty mineral products with a particular focus on naturally occurring minerals and pigment applications. Prince Mineral Company, Inc. services a variety of industries and its products are used in bricks, cement, glass, steel and numerous other materials.

Quartermaster, Inc. — Cerritos, California-based Quartermaster, Inc. is a direct supplier of uniforms and tactical equipment to law enforcement and security professionals. Quartermaster, Inc. sells its products through its catalog, website, national accounts with security guard companies, two retail stores in Southern California and one retail store in Las Vegas, Nevada.

R-O-M Corporation — Kansas City, Missouri-based R-O-M Corporation is a designer, supplier and manufacturer of innovative niche products for the fire safety and food transportation industries. R-O-M Corporation’s products includes R-O-M Robinson Shutterstm roll-up doors for emergency apparatus and service vehicles; LoadMakertm, Generation IItm and Center ZoneMakertm insulated bulkhead systems for the foodservice industry; RoadwarrioRtm and SidekicKtm safety walkramp systems for the food distribution industry; and LinksGuardtm security chain closures for building security.

Sidump’r Trailer Company — Plainview, Nebraska-based Sidump’r Trailer Company is a manufacturer of proprietary, patented, bi-directional side dump trailers.

Smart, LLC — Edison, New Jersey-based Smart, LLC is a provider of tuition management services to private schools through out the U.S.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Day-to-day management of our portfolio is the responsibility of our investment committee. As a result, our investment committee must approve the acquisition and disposition of all of our investments. All such actions must be approved by each member of our investment committee at a meeting at which at least a majority of the members of our investment committee is present. See “— Additional Portfolio Management Information.”

Board of Directors and Executive Officers

Under our restated certificate of incorporation, our directors are divided into three classes. Each class of directors holds office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our restated certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Patriot Capital Funding as defined in Section 2(a)(19) of the 1940 Act.

Independent Directors

				Expiration of
Name	Age	Position	Director Since	Term

Steven Drogin	63	Director	2005	2009
Mel P. Melsheimer	67	Chairman	2005	2009
Richard A. Sebastiao	59	Director	2005	2009
Dennis C. O’Dowd	58	Director	2005	2007

Interested Directors

				Expiration of
Name	Age	Position	Director Since	Term

Richard P. Buckanavage	43	Director, President and Chief Executive Officer	2003	2008
Timothy W. Hassler	38	Director, Chief Operating Officer and Chief Compliance Officer	2002	2008

The address for each director is c/o Patriot Capital Funding, Inc., 274 Riverside Avenue,
Westport, CT 06880.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position

Richard P. Buckanavage	43	President and Chief Executive Officer
Timothy W. Hassler	38	Chief Operating Officer and Chief Compliance Officer
William E. Alvarez, Jr.	53	Executive Vice President, Chief Financial Officer and Secretary
Clifford L. Wells	51	Executive Vice President and Chief Investment Officer
Matthew R. Colucci	35	Executive Vice President and Managing Director

The address for each executive officer is c/o Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880.

Biographical Information

Independent Directors

Steven Drogin has been a member of our board of directors since June 2005. He retired from KPMG LLP in 2003 where he worked for 38 years and served as an audit partner since 1976. From 1992 until he retired, Mr. Drogin was a member of KPMG’s Financial Services Practice. Mr. Drogin is a Certified Public Accountant (“CPA”) and a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs (“NYSSCPA”). He has served on several of NYSSCPA’s committees. From 1990 to 1992, he was the Chairman of the NYSSCPA’s Leasing and Financial Services Companies Committee.

Mel P. Melsheimer has been a member of our board of directors since June 2005. Since August 2006, he has served as the chairman of our board of directors. Since January 7, 2005, Mr. Melsheimer has been the president and a director of Linkhorn Capital Advisors, Inc., an entity which is a managing member of Masters Capital Nanotechnology, LLC, a venture capital general partner. From February 1997 to December 2004, Mr. Melsheimer served as the president, chief operating officer and chief financial officer of Harris & Harris Group, Inc., a publicly traded business development company. During his tenure at Harris & Harris Group, Mr. Melsheimer also served as the chief compliance officer, the treasurer and a managing director. From March 1994 to February 1997, he served as a consultant to Harris & Harris Group or as an officer and a director to one of its portfolio companies. From November 1992 to February 1994, he served as executive vice president, chief operating officer and secretary of Dairy Holdings, Inc., a privately-held dairy company.

Richard A. Sebastiao has been a member of our board of directors since June 2005. He is the founder of RAS Management Advisors, Inc. and its predecessors (“RAS Management”), a crisis management and turnaround firm. Since December 1989, he has served as the president of RAS Management. As president of RAS Management, Mr. Sebastiao has also served, on an interim basis, as the chief restructuring officer and/or chief executive officer and a director of several entities which retained RAS Management in connection with their restructurings. Since February 2003, Mr. Sebastiao has also served on the board of directors of ATC Associates, Inc., an environmental consulting firm. Since December 2005, he has served on the board of directors of CDI Holding Corp., a holding company for a regional chain of drug stores and convenience stores. Mr. Sebastiao is a member of the Turnaround Management Association and the American Bankruptcy Institute.

Dennis C. O’Dowd has been a member of our board of directors since June 2005. He has been a financial and business consultant since 1980 and maintains an active portfolio in timber and real estate. From 1983 to 2000, Mr. O’Dowd also served in various capacities, including chief executive officer, of the U.S. branch and related financial and investment companies of Creditanstalt Bankverein, an Austrian-based financial institution, which later merged with Bank Austria. Prior to joining Creditanstalt Bankverein, Mr. O’Dowd worked at Nederlandsche Middenstandsbank from 1979 to 1983, Fidelity Bank from 1977 to 1979 and he began his banking career at Chemical Bank in 1970.

Interested Directors

Messrs. Buckanavage and Hassler are interested persons of Patriot Capital Funding under the 1940 Act because they are also officers of Patriot Capital Funding.

Richard P. Buckanavage has been a member of our board of directors since June 2003. He is our president and chief executive officer. Prior to founding Patriot Capital Funding, Mr. Buckanavage was a managing director and the head of debt sales at GE Capital Markets, Inc. (“GE”) from 1999 to 2003 where he was responsible for all domestic debt syndication and private placement activities. From 1995 to 1999, Mr. Buckanavage was a senior vice president and midwest region manager for Creditanstalt Corporate Finance, Inc. (“CCFI”). During that time, he was also a senior investment officer at Creditanstalt Small Business Investment Corporation (“CSBIC”), CCFI’s private equity unit that originated and managed a portfolio of non-controlling equity investments. CCFI and CSBIC were a “one-stop” capital source that focused on making investments in middle market companies in conjunction with private equity sponsors. In his capacities at CCFI and CSBIC, Mr. Buckanavage managed a portfolio of senior secured loans, subordinated debt and equity investments in excess of $1.2 billion. While at CSBIC, Mr. Buckanavage was also a member of the board of directors of several of CSBIC’s portfolio companies. His professional experience also includes various business development and portfolio management roles in the leveraged finance groups at Bank of America, and Fleet Bank and its predecessors.

Timothy W. Hassler has been a member of our board of directors since November 2002. He is our chief operating officer and chief compliance officer. Prior to founding Patriot Capital Funding, Mr. Hassler was a director in the capital markets division of U.S. Bank National Association and its predecessors from 1999 to 2002. During that time, he focused on originating, structuring and negotiating senior debt and junior capital investments for middle market leveraged transactions in the manufacturing, distribution, and food and agribusiness industries. From 1991 to 1999, Mr. Hassler worked in a middle market lending group of U.S. Bank National Association and its predecessors, where he was a relationship manager for a more than $200 million portfolio of middle market loans outstanding, with over $500 million of commitments. In this capacity, he was responsible for new business development, portfolio management and underwriting. Mr. Hassler began his career in the training program of U.S. Bank National Association and its predecessors in 1990.

Executive Officers

The biographical information for Richard P. Buckanavage, our president and chief executive officer, and Timothy W. Hassler, our chief operating officer and chief compliance officer, are set forth above under “— Interested Directors.”

William E. Alvarez, Jr. serves as our executive vice president, chief financial officer and secretary. Prior to joining Patriot Capital Funding in December 2004, Mr. Alvarez was an executive financial consultant at Trans-Lux Corporation, a public media and communication company, from February 2003 to December 2004. During that period, he was responsible for operations restructuring, SEC reporting and compliance with the Sarbanes-Oxley Act of 2002. From 2001 to 2003, Mr. Alvarez was employed by Bond Technologies, Inc., a privately-held professional technology consulting services firm, as chief financial officer. From 1998 to 2001, Mr. Alvarez was employed by Dynax Solutions, Inc., a privately-held professional technology consulting services firm, as chief financial officer. Prior to 1998, Mr. Alvarez held financial officer positions with other companies. Mr. Alvarez began his career at Deloitte & Touche, LLP in 1976 where he was primarily responsible for servicing financial services companies. Mr. Alvarez is a Certified Public Accountant.

Clifford L. Wells serves as our executive vice president and chief investment officer. Prior to joining Patriot Capital Funding in 2004, Mr. Wells was senior vice president — credit risk/portfolio management at the US branch of Abbey National Treasury Services from 2002 to 2004. In that role, he provided credit analysis for middle market leveraged transactions, managed risks associated with a loan portfolio of distressed assets and provided day-to-day risk management of an oil and natural gas loan portfolio of nearly $1 billion. From 1996 to 2002, Mr. Wells served as senior vice president and northeast/mid-atlantic region manager for Creditanstalt Corporate Finance, Inc., a “one-stop” capital source that focused on making investments in middle market companies in conjunction with private equity sponsors, where he was responsible for all facets of the deal process including sourcing, structuring, closing and managing of senior and junior capital opportunities for middle market cash-flow transactions. He was also involved in implementing appropriate strategies for a portfolio of underperforming investments. His professional background also includes lending positions with Heller Financial, Inc., US West Financial Services, Inc. and GATX Capital Corporation. He started his career as an auditor with Arthur Andersen & Company. Mr. Wells is a Certified Public Accountant.

Matthew R. Colucci serves as our executive vice president and managing director. Prior to joining Patriot Capital Funding in December 2003, Mr. Colucci was a vice president in GE’s Merchant Banking Group (and with its predecessor, Heller Financial, Inc.) from 1998 to 2003. During that period, he was responsible for originating, structuring, underwriting and monitoring both senior and junior capital investments in middle market leveraged transactions. From 1996 to 1998, Mr. Colucci was a senior associate in the Corporate Finance Group of Bayerische Landesbank, a German commercial bank. He began his career in 1994 as a bond analyst for The Aetna Casualty & Surety Company.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee met five times during 2006. The members of the audit committee are Messrs. Melsheimer, Sebastiao and Drogin, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance listing standards. Mr. Melsheimer serves as the chairman of the audit committee. Our board of directors has determined that Mr. Melsheimer is an “audit committee financial expert” as defined under SEC rules.

Compensation Committee

The compensation committee determines the total compensation for our executive officers including the amount of salary and bonus for each of our executive officers. The compensation committee met three times during 2006. The members of the compensation committee are Messrs. Sebastiao, O’Dowd and Drogin, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance listing standards. Mr. O’Dowd serves as the chairman of the compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or a committee of the board and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee met twice during 2006. The nominating and corporate governance committee considers nominees properly recommended by our stockholders. The members of the nominating and corporate governance committee are Messrs. Melsheimer, O’Dowd and Drogin, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance listing standards. Mr. Drogin serves as the chairman of the nominating and corporate governance committee.

Valuation Committee

The valuation committee is responsible for reviewing and approving for submission to our board of directors, in good faith, the fair value of all of our debt and equity securities that are not publicly traded, securities for which current market values are not readily available and securities that are publicly traded and have readily available market values. The valuation committee met five times during 2006. The members of the valuation committee are Messrs. O’Dowd, Melsheimer and Sebastiao, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market corporate governance listing standards. Mr. Sebastiao serves as the chairman of the valuation committee.

Executive Committee

The executive committee exercises those rights, powers and authority that the board of directors from time to time grants to it, except where action by the full board is required by statute, an order of the SEC or the Company’s restated certificate of incorporation or restated bylaws. In addition, prior to August 7, 2006, one of the principal functions of the executive committee was to review and pre-approve the acquisition of the Company’s investments. The unanimous approval of each member of the executive committee was required to approve the acquisition of the Company’s investments. However, on August 7, 2006, the board of directors of the Company adopted amendments to the Company’s restated bylaws to remove from the executive committee’s duties the requirement to review and pre-approve each investment proposed to be made by the Company.

Prior to August 1, 2006, the members of the executive committee were Messrs. Buckanavage, Hassler and I. Joseph Massoud. On August 1, 2006, Mr. Massoud resigned from the board of directors of the Company in order to devote full attention to his duties as the chief executive officer of Compass Group Diversified Holdings LLC and the managing member of Compass Group Management LLC. On August 7, 2006, the Company’s board of directors appointed Mr. O’Dowd to the executive committee. The executive committee met seven times during 2006.

Additional Portfolio Management Information

Our investment committee reviews and approves our investments. All such actions must be approved by each member of our investment committee at a meeting at which at least a majority of the members of our investment committee is present. The four members of our investment committee are our president and chief executive officer, Mr. Buckanavage; our chief operating officer and chief compliance officer, Mr. Hassler; our executive vice president and chief investment officer, Mr. Wells; and our executive vice president and managing director, Mr. Colucci. See “— Board of Directors and Executive Officers — Biographical Information,” for further information about the business experience of each executive officer on our investment committee. The compensation of each executive officer on the investment committee is determined by the compensation committee of our board of directors. The executive officers on the investment committee are compensated in the form of annual salaries, annual cash bonuses and stock options. See “Compensation of Executive Officers and Directors.” Because each of the executive officers on our investment committee only provide services to us, there will be no conflicts of interest with respect to their management of other accounts or investment vehicles.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTOR COMPENSATION

The following table sets forth compensation that we paid during the fiscal year ended December 31, 2006, to our directors. We do not separately compensate directors who are employees for their service as a director.

The chairman of our board of directors and our independent directors receive an annual fee of $28,000 and $18,000, respectively. The chairman of our board of directors and our independent directors also receive $3,500 in connection with attending each board meeting. In addition, each member of the audit committee, compensation committee, nominating and corporate governance committee and valuation committee, other than the chairman of such committee, receives $1,500 in connection with attending each committee meeting. Each chairman of such committees receives $2,500 in connection with attending each committee meeting. Also, any independent director requested to participate in a meeting of the executive committee receives $2,500 in connection with participating in each such meeting. Meeting fees are reduced by 50% in the event that a director does not attend such board meeting in-person.

	Fees
	Earned or
	Paid	All Other
Name	in Cash	Compensation	Total

Steven Drogin	$52,500	$—	$52,500
Mel P. Melsheimer(1)	$56,500	$—	$56,500
Richard A. Sebastiao	$59,000	$—	$59,000
Dennis C. O’Dowd	$53,500	$—	$53,500

(1)	Mr. Melsheimer was appointed chairman of our board of directors in August 2006. Mr. I. Joseph Massoud, an interested person of the Company within the meaning of Section 2(a)(19) of the 1940 Act, resigned from our board of directors in August 2006. Mr. Massoud did not receive any compensation in 2006.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Throughout this section, the individuals who served as our chief executive officer and chief financial officer, as well as the other individuals included in the Summary Compensation Table herein, are referred to as the “named executive officers.”

Overview of Compensation Program

The compensation committee of our board of directors is responsible for establishing and evaluating our policies governing the compensation of our executive officers, including our named executive officers. The compensation committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive.

Compensation Objectives

Our executive compensation programs are designed to achieve the following objectives:

•	Attract and retain talented and experienced executive officers in the highly competitive business development company/private equity industries;

•	Motivate and reward executive officers whose knowledge, skills, performance and private equity sponsor relationships are critical to our success;

•	Align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value, including dividends payable in connection with ownership of common stock, and rewarding executive officers when stockholder value increases;

•	Compensate our executive officers to manage our business to meet our long-range goals;

•	Ensure fairness among the executive officers by recognizing the contributions each executive officer makes to our success; and

•	Provide a competitive compensation package which is weighted towards pay for performance.

Role of Others in Compensation Decisions

The compensation committee makes all of the decisions with respect to the compensation received by our executive officers. The compensation committee meets outside the presence of all of our executive officers to consider appropriate compensation for our chief executive officer, including his salary, annual cash incentive bonus and grants of long-term equity incentive awards. For all other executive officers, the compensation committee meets outside the presence of all executive officers except for our president and chief executive officer. Mr. Buckanavage, our president and chief executive officer, annually reviews each other executive officer’s performance with the compensation committee and makes recommendations to the compensation committee with respect to the appropriate base salary, annual cash incentive bonus and grants of long-term equity incentive awards for all executive officers, excluding himself. Based in part on these recommendations from our president and chief executive officer and other considerations, the compensation committee approves the annual compensation package of our executive officers other than our president and chief executive officer.

Although the compensation committee has not retained a compensation consultant to review our policies and procedures with respect to executive compensation, it has informally considered the competitive market practices with respect to the salaries and total compensation paid by other internally managed business development companies to their executive officers. In this regard, the compensation committee has periodically reviewed annual reports on Form 10-K and proxy statements of other internally managed business development companies.

2006 Executive Compensation Components

For the fiscal year ended December 31, 2006, the principal components of compensation for our named executive officers were:

•	Annual base salary;

•	Annual cash incentive bonus;

•	Long-term equity incentive compensation; and

•	Other benefits.

Base Salary

Base salary is designed to attract and retain experienced executive officers who will advance the achievement of our goals. While the initial base salary for our executive officers was determined by an assessment of competitive market levels and is included as part of the employment agreement we have with each of our named executive officers, the factors used in determining increases in base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment. The compensation committee determines the base salary for each executive officer on an annual basis.

Annual Cash Incentive Bonus

The annual cash incentive bonus is designed to reward those executive officers that have achieved certain individual performance objectives and have helped to contribute to the achievement of certain of our long-term objectives. The annual cash incentive bonus is based on the achievement of specific benchmarks by the individual executive officer. If the individual objectives are achieved, and if we achieve some or all of our firm wide objectives, the executive officer will receive a cash bonus within a range, as specified in the employment agreement we have with each of our named executive officers.

The compensation committee also exercises discretion to award a cash bonus if the individual performance objectives have not been fully met.

Long-Term Equity Incentive Compensation

We award long-term equity incentive awards to executive officers, including the named executive officers, as part of our total compensation package. These awards are consistent with our pay for performance principles and align the interests of the executive officers to the interests of our stockholders. The compensation committee reviews and approves the amount of each award to be granted to each named executive officer. Long-term equity incentive awards are made pursuant to the Patriot Capital Funding, Inc. Amended Stock Option Plan, which we refer to as our stock option plan.

Our long-term equity incentive is currently in the form of options to acquire our common stock. Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price for a period of up to ten years under the stock option plan. Stock options are granted under the stock option plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if our stock price increases. Stock options are earned on the basis of continued service to us and vest over a period of three years from the grant date.

The compensation committee will determine the amount and features of the stock options, if any, to be awarded to executive officers. The compensation committee will evaluate a number of criteria, including the past service of each such executive officer to us, the present and potential contributions of such executive officer to our success and such other factors as the compensation committee shall deem relevant in connection with accomplishing the purposes of the stock option plan, including the executive officer’s current stock holdings, years of service, position with us and other factors. The compensation committee will not apply a formula assigning specific weights to any of these factors when making its determination.

In November 2006, we applied for an exemptive order from the SEC to permit us to issue restricted shares of our common stock as part of the compensation packages for certain of our employees, including our named executive officers. We believe that the particular characteristics of our business, the dependence we have on key personnel to conduct our business effectively and the highly competitive environment in which we operate require the use of equity-based compensation for our personnel in the form of restricted stock. There can be no assurance that the SEC will grant an exemptive order to allow the granting of restricted stock. In addition, any issuances of restricted shares of our common stock will require the approval of our stockholders.

Other Benefits

Retirement Benefits

We maintain a 401(k) plan in which all full-time employees, including our named executive officers, who are at least 21 years of age and have one year of service are eligible to participate. We provide this plan to help our employees save some portion of their cash compensation for retirement in a tax efficient manner. We do not provide an option for our employees to invest in our stock in the 401(k) plan.

In 2006, we contributed up to 4% (1% of which was discretionary) of the lesser of (i) each participant’s eligible compensation for the year and (ii) $220,000, to each participant’s plan account on the participant’s behalf, which was fully vested at the time of the contribution. The compensation committee makes the determination of whether to provide the 1% discretionary contribution to a participant’s plan account on the participant’s behalf.

Health and Welfare Benefits

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, term life and disability insurance. In addition, we paid the premiums during 2006 for whole life and disability insurance for Messrs. Buckanavage and Hassler, and term life and group disability insurance for Messrs. Alvarez, Colucci and Wells.

Employment Agreements, Severance Benefits and Change in Control Provisions

We have employment agreements in effect with all of our named executive officers. We entered into these agreements with our named executive officers to ensure that they would perform their respective roles with us for an extended period of time. In addition, we also considered the critical nature of each of their positions and our need to retain them when we committed to these agreements.

The terms “good reason,” “cause” and “change in control” are defined in the employment agreements of our named executive officers and are summarized below.

“Good reason” means that, without the named executive officer’s written consent, any of the following events occurs:

•	a material reduction in the duties and responsibilities of the executive;

•	a material and adverse change in the executive’s titles or offices with the Company;

•	a reduction in the executive’s salary or bonus opportunity, as prescribed by the employment agreement, unless the Company is implementing an overall general salary reduction affecting all employees;

•	a requirement that the executive be relocated more than 50 miles from the Company’s office; or

•	the failure of a purchaser of the Company or the successor to the obligations of the employment agreement to honor the terms of the agreement.

“Cause” refers to:

•	the executive’s willful and continued failure to perform substantially his duties with the Company after a written demand for substantial performance is delivered by the Company;

•	the executive’s willfully engaging in illegal conduct or gross misconduct materially injurious to the Company;

•	the executive’s ineligibility to serve as an executive officer pursuant to Section 9 of the 1940 Act; or

•	the executive’s conviction of a felony or crime of moral terpitude.

“Change in Control” includes a variety of events, including significant changes in our stock ownership, a merger and consolidation of the Company, and the sale and disposition of all or substantially all of the Company’s assets.

Employment Agreements with Messrs. Buckanavage and Hassler

In August 2005, we entered into employment agreements with Messrs. Buckanavage and Hassler that provide for a three-year term. Pursuant to the employment agreements, if the executive officer’s employment is terminated by such executive officer without “good reason” (as defined above) or due to death or a disability, the executive officer or his beneficiary would be entitled to receive, among other things, his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. In addition, if the executive officer’s employment is terminated due to death or disability, the executive officer or his beneficiary will be entitled to receive an amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his average bonus during the term of the agreement, paid in a lump sum. Furthermore, in the case of termination of employment due to death, the executive officer’s beneficiary will be entitled to an amount equal to between one and one and one-half times the sum of his annual base salary in the current year and his average bonus during the term of the agreement, paid in a lump sum.

If either of Messrs. Buckanavage and Hassler terminates his employment for good reason, or if we terminate his employment other than for “cause” (as defined above), he will be entitled to receive, among other things, an amount equal to between one and one and one-half times the sum of his annual base salary in the then current year and his average bonus during the term of the agreement, paid over one to one and one-half years in monthly installments. In addition, the executive officer will be entitled to receive an amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his average bonus during the term of the agreement. Moreover, he will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. He will also be entitled to receive benefits under any group health and life insurance for up to one and one-half years after termination. Finally, the executive officer’s options shall become fully vested upon termination.

If the executive officer terminates his employment for any reason in the seven month period after a “change in control” (as defined above), the executive officer will be entitled to receive the amounts and benefits set forth in the immediately preceding paragraph. If the executive officer terminates his employment for good reason (for this purpose only, the term good reason has a slightly modified meaning under the employment agreements), or if we terminate the executive officer’s employment without cause within one year following a change in control, the executive officer will be entitled to receive an amount equal to three times the sum of his annual base salary in the then current year and his average bonus during the term of the agreement, paid over three years in monthly installments. In addition, the executive officer will be entitled to receive an amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his average bonus during the term of the agreement. Moreover, the executive officer will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive officer will also be entitled to receive benefits under any group health and life insurance for up to three years after termination. In addition, upon change in control, regardless of whether the executive officer terminates employment, the executive officer’s options will become fully vested.

For a period of one year after an executive officer’s termination of employment for any reason, each of the above-described employment agreements prohibit such executive officer from soliciting any of our employees, portfolio companies and certain prospective clients. For this same time period, each of the above-described employment agreements also prohibit each of the executive officers from engaging in any business activity that competes with us within certain geographic boundaries. The employment agreements also require that each of the executive officers protect our confidential information. Finally, each executive officer will be required to enter into an agreement with us that provides for a general release of all legal claims that are or may be held by each such executive officer against us in order for such officer to receive any severance and change in control payments pursuant to the employment agreements.

Employment Agreements with Messrs. Alvarez, Wells and Colucci

In December 2005, we entered into employment agreements with our executive vice president, chief financial officer and secretary, William E. Alvarez, Jr.; our executive vice president and chief investment officer, Clifford L. Wells; and our executive vice president and managing director, Matthew R. Colucci. The employment agreements with Messrs. Alvarez and Wells provide for a two-year term. The employment agreement with Mr. Colucci provides for a three-year term.

Pursuant to the employment agreements, if the executive officer’s employment is terminated by such executive officer without “good reason” (as defined above) or due to death or a disability, the executive officer or his beneficiary would be entitled to receive, among other things, his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. In addition, if the executive officer’s employment is terminated due to death or a disability, the executive officer or his beneficiary will be entitled to receive an amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his average bonus during the term of the agreement, paid in a lump sum. Furthermore, in the case of termination of employment due to death, the executive officer’s beneficiary will be entitled to an amount equal to one-half of the sum of his annual base salary in the current year and his average bonus during the term of the agreement, paid in a lump sum.

If the executive officer’s employment is terminated for good reason, or if we terminate his employment other than for “cause” (as defined above), he will be entitled to receive, among other things, an amount equal to the sum of, in the case of Messrs. Alvarez and Wells, and one and one-half of the sum of, in the case of Mr. Colucci, his annual base salary in the then current year and his average bonus during the term of the agreement, paid in equal monthly installments, except that the first six months of installments will be paid in a single lump sum six months after the executive officer’s termination of employment, and the remaining installments paid monthly thereafter. In addition, the officer will be entitled to receive a lump sum amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his average bonus during the term of the agreement. Moreover, each officer will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. Messrs. Alvarez and Wells will also be entitled to receive employer paid benefits under any group health and life insurance for up to 12 months after termination and Mr. Colucci will be entitled to receive such benefits for up to 18 months after termination. Finally, the executive officer’s options shall become fully vested upon termination.

For a period of one year after an executive officer’s termination of employment for any reason, each of the above-described employment agreements prohibit such executive officer from soliciting any of our employees, portfolio companies and certain prospective clients. For this same time period, each of the above-described employment agreements also prohibit each of the executive officers from engaging in any business activity that competes with us within certain geographic boundaries. The employment agreements also require that each of the executive officers protect our confidential information. Finally, each executive officer will be required to enter into an agreement with us that provides for a general release of all legal claims that are or may be held by each such executive officer against us in order for such officer to receive any severance and change in control payments pursuant to the employment agreements.

Severance Benefits and Change in Control Provisions

The rationale behind providing a severance package in certain events is to attract talented executive officers who are assured that they will not be financially injured if they physically relocate and/or leave another job to join us but are forced out through no fault of their own and to insure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the execution of a change-in-control transaction.

The table below summarizes the maximum termination and change in control amounts that would be payable to our named executive officers under each of their employment agreements if the employment agreement of each had terminated on December 31, 2006. The table does not include the dollar value of vested but unexercised stock options as of December 31, 2006. The footnotes to the table describe the assumptions used in estimating the amounts set forth in the table. Because the payments to be made to a named executive officer depend on several factors, the actual amounts to be paid out upon a named executive officer’s termination of employment can only be determined at the time of the named executive officer’s separation from the Company.

					Termination
			Termination		by Us Within
			for Good	Termination	1 Year of
			Reason by	by Named	Change in
			Named	Executive	Control
			Executive	Officer	Without
			Officer or	Within Seven	Cause or
			We Terminate	Months	by Named
	Termination	Termination	Employment	After a	Executive
	Due to	Due to	Other Than for	Change in	Officer for
Name	Disability	Death	Cause	Control	Good Reason

Richard P. Buckanavage	$408,000	$1,393,000	$2,434,000	$2,434,000	$3,088,000
William E. Alvarez, Jr.	$125,000	$363,000	$610,000	n/a	n/a
Timothy W. Hassler	$386,000	$1,298,000	$2,336,000	$2,336,000	$2,934,000
Matthew R. Colucci	$200,000	$510,000	$1,084,000	n/a	n/a
Clifford L. Wells	$110,000	$332,000	$579,000	n/a	n/a

(1)	Assumes that the amount of the accrued, but unpaid bonus is equal to the average bonus paid during the term of the employment agreement for each named executive officer.

(2)	For stock options, the dollar value is calculated for “in-the-money” options by multiplying the number of options that vest upon the change in control by the difference between $14.49, the closing price of the Company’s common stock on December 29, 2006, and the option exercise price.

Impact of Regulatory Requirements

We are an internally managed closed-end, investment company that has elected to be treated as a business development company under the 1940 Act. The 1940 Act places significant limitations on the structure of our compensation programs. In this regard, the 1940 Act prohibits us from simultaneously maintaining a stock option plan and a profit sharing arrangement. Because we have adopted a stock option plan, we cannot link the compensation to be paid by us to any of our employees, including our named executive officers, on our performance and instead can only link it to the individual performance of such employees.

In addition, although we may issue options to our employees, including our named executive officers, as compensation for the services they provide us, the 1940 Act prohibits us from issuing other forms of equity compensation, including restricted stock and stock appreciation rights, to our employees as compensation without an exemptive order from the SEC. As noted above, we have applied for an exemptive order from the SEC to permit us to issue restricted shares of our common stock as part of the compensation packages for certain of our employees, including our named executive officers.

Tax Deductibility of Executive Compensation

Limitations on deductibility of compensation may occur under Section 162(m) of the Code which generally limits the tax deductibility of compensation paid by a public company to its chief executive officer and certain other highly compensated executive officers to $1 million in the year the compensation becomes taxable to the executive officer. There is an exception to the limit on deductibility for performance-based compensation that meets certain requirements.

Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

2006 Compensation Determination

We believe that the total compensation paid to our named executive officers for the fiscal year ended December 31, 2006 achieves the overall objectives of our executive compensation program. In accordance with our overall objectives, executive compensation for 2006 was competitive with other similarly-sized, internally managed business development companies and was weighted more heavily to pay for performance.

Determination of Annual Base Salary

As noted above, we have entered into employment agreements with each of our named executive officers. The initial base salary under the employment agreements of each of Messrs. Buckanavage, Hassler, Alvarez, Wells and Colucci is $300,000, $300,000, $200,000, $200,000 and $185,000, respectively. The compensation committee annually reviews the base salary for each of our executive officers, including our named executive officers, and determines whether or not to increase it in its sole discretion. In 2006, increases to base salary were awarded to certain of our named executive officers to address competitive pressures. The base salaries paid to our named executive officers in 2006 are set forth below in the “Summary Compensation Table.”

Determination of Annual Cash Incentive Bonus

The employment agreements for each of our named executive officers provide that each of the named executive officers is entitled to receive an annual cash incentive bonus determined according to a formula based on the performance of the named executive officer during the year. If a named executive officer achieves the highest level of performance objectives, as defined in the employment agreements, the bonus payment will be at or near the upper end of the range, subject to the approval of the compensation committee. In addition, the compensation committee is authorized to award a discretionary bonus to the executive officers even if the applicable performance objectives have not been fully met. The compensation committee establishes such performance objectives annually.

The range of payments that may be made to our named executive officers if they achieve “base performance objectives” and the “highest level of performance objectives” is presented below as well as the actual percentage of bonuses paid as compared to the salary paid in 2006 for each of our named executive officers.

			Actual % of
	Base Performance	Highest Performance	2006 Salary
Named Executive Officer	% of 2006 Salary	% of 2006 Salary	Awarded

Richard P. Buckanavage	50%	175%	137%
William E. Alvarez, Jr.	25%	75%	68%
Timothy W. Hassler	50%	175%	124%
Matthew R. Colucci	50%	150%	114%
Clifford L. Wells	25%	75%	56%

Annual cash incentive bonuses are awarded based upon an evaluation of individual performance measures established for each individual by the compensation committee. The compensation committee may establish different performance measures for different individuals and the performance measures chosen may include individual performance measures that are specific to a particular individual.

Determination of Long-Term Equity Incentive Compensation

The employment agreements for Messrs. Buckanavage, Hassler and Colucci provide that such named executive officers will be entitled to receive a fixed percentage of the options to be available for grant under our stock option plan to members of our senior management after the completion of each of the first three public offerings of shares of our common stock. The fixed percentages for each of our named executive officers is presented below.

	Fixed
	% of Options to be	Number of Public
	Awarded After Each	Offerings Completed
Named Executive Officer	Public Offering	in 2006

Richard P. Buckanavage	20%	1
Timothy W. Hassler	20%	1
Matthew R. Colucci	8%	1

Messrs. Alvarez and Wells’ employment agreements entitle them to participate in our stock option plan. See “Grants of Plan-Based Award Tables” below for information regarding the grant of stock options to our named executive officers in 2006. During January 2007, we completed our third public offering of shares of our common stock, accordingly the named executive officers received grants of options to purchase shares of our common stock on February 23, 2007. Options issued on February 23, 2007 were issued with an exercise price equal to $14.38, which was the closing price of our common stock on the Nasdaq Global Select Market on such date. The options vest over three years at a rate of 1/36th per month. The following number of options were awarded to our named executive officers: 50,031 to Mr. Buckanavage; 45,100 to Mr. Hassler; 34,250 to Mr. Colucci; 27,300 to Mr. Alvarez; and 15,500 to Mr. Wells.

Summary Compensation Table

The following table sets forth compensation that we paid during the fiscal year ended December 31, 2006, to our named executive officers in each capacity in which each named executive officer served. Certain of our named executive officers served as both officers and directors.

				Non-Equity
			Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary	Awards(1)	Compensation	Compensation(2)	Total

Richard P. Buckanavage	2006	$339,583	$186,072	$465,000	$39,756	$1,030,411
President, Chief Executive Officer and Director
William E. Alvarez, Jr.	2006	$200,000	$18,239	$135,000	$11,379	$364,618
Executive Vice President, Chief Financial Officer and Secretary
Timothy W. Hassler	2006	$339,583	$186,072	$422,500	$38,992	$987,147
Chief Operating Officer, Chief Compliance Officer and Director
Matthew R. Colucci	2006	$196,875	$82,092	$225,000	$9,810	$513,777
Executive Vice President and Managing Director
Clifford L. Wells	2006	$206,333	$18,239	$115,000	$12,533	$352,105
Executive Vice President and Chief Investment Officer

(1)	The amounts in this column reflect the dollar value recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123(R) of awards pursuant to the Company’s stock option plan and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount for the fiscal year ended December 31, 2006 are included in Note 2 to the Company’s consolidated financial statements contained elsewhere herein.

(2)	The amounts in this column represent employer contributions to the Company’s 401(k) retirement plan for each of the named executives; whole life and disability insurance premiums for Messrs. Buckanavage and Hassler in the amount of $30,956 and $30,192, respectively; and term life and disability insurance premiums for Messrs. Alvarez, Colucci and Wells, in the amount of $2,579, $1,010 and $3,733 respectively, paid in each case by us.

Grants of Plan-Based Award Tables

The following table presents information regarding the non-equity incentive plan awards made, and stock options awarded to, our named executive officers during the fiscal year ended December 31, 2006.

					All Other
					Option
					Awards;		Grant Date
					Number of		Fair Value of
		Estimated Future Payouts Under			Securities	Exercise or Base	Stock and
		Non-Equity Incentive Plan Awards			Underlying	Price of Option	Option
Name	Grant Date	Threshold	Target	Maximum	Options	Awards	Awards(2)

Richard P. Buckanavage	06/26/2006	—	—	—	275,000	$10.97	$203,500
	—	$0	$175,000	$612,500	—	—	—
William E. Alvarez, Jr.	06/26/2006	—	—	—	32,500	$10.97	$24,050
	—	$0	$50,000	$150,000	—	—	—
Timothy W. Hassler	06/26/2006	—	—	—	275,000	$10.97	$203,500
	—	$0	$175,000	$612,500	—	—	—
Matthew R. Colucci	06/26/2006	—	—	—	165,000	$10.97	$125,800
	—	$0	$100,000	$300,000	—	—	—
Clifford L. Wells	06/26/2006	—	—	—	32,500	$10.97	$24,050
	—	$0	$52,000	$156,000	—	—	—

(1)	The options granted vest equally, on a monthly basis, over three years from the date of grant. The exercise price of $10.97 represented the closing price of our common stock on the Nasdaq Global Select Market on June 26, 2006, the date of grant.

(2)	Represents the fair value of each stock option as of the date it was granted, computed in accordance with FAS 123(R). The Black-Scholes pricing option model used the following assumptions for the 2006 grants: annual dividend rate of 9.2%, risk-free interest rate of 5.25%, expected volatility of 21%, and the expected life of the options of 6.5 years.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the stock option awards outstanding as of December 31, 2006 for each of our named executive officers.

	Option Awards
	Number of		Number of
	Securities		Securities
	Underlying		Underlying
	Unexercised		Unexercised	Option	Option
	Options		Options	Exercise	Expiration
Name	Exercisable		Unexercisable	Price	Date

Richard P. Buckanavage	167,719	(1)	335,437	$14.00	07/27/2015
	61,111	(2)	213,889	$10.97	06/26/2016
William E. Alvarez, Jr.	15,654	(1)	31,307	$14.00	07/27/2015
	7,222	(2)	25,278	$10.97	06/26/2016
Timothy W. Hassler	167,719	(1)	335,437	$14.00	07/27/2015
	61,111	(2)	213,889	$10.97	06/26/2016
Matthew R. Colucci	67,087	(1)	134,175	$14.00	07/27/2015
	36,667	(2)	128,333	$10.97	06/26/2016
Clifford L. Wells	15,654	(1)	31,307	$14.00	07/27/2015
	7,222	(2)	25,278	$10.97	06/26/2016

(1)	Options awarded on July 28, 2005 vest over three years, with one-third of such options vesting on each of the first three anniversaries of the grant date. The exercise price of $14.00 was equivalent to the offering price of our common shares in our initial public offering on July 28, 2005.

(2)	Options awarded on June 26, 2006 vest equally, on a monthly basis, over three years from the date of grant. The exercise price of $10.97 represents the closing price of our common stock on the Nasdaq Global Select Market on June 26, 2006, the date of the grant.

Option Exercises and Stock Vested

None of our named executive officers exercised any stock options during the fiscal year ended December 31, 2006.

CERTAIN RELATIONSHIPS

We were capitalized by affiliates of Compass Group Investments, Inc., which provided us with $30.1 million of equity capital, a $400,000 demand note and a $2.0 million secured revolving line of credit.

Prior to our initial public offering, Compass Group Investments, Inc. beneficially owned 100% of our equity interests. As of June 11, 2007, Compass Group Investments, Inc. beneficially owned 5.7% of our outstanding shares of common stock through an indirect subsidiary, Wilton Funding Holdings, LLC.

Prior to our initial public offering, Kilgore Consulting CPM LLC, an entity affiliated with Compass Group Investments, Inc., provided consulting services to us. Pursuant to the consulting agreement, Kilgore Consulting regularly analyzed the viability and performance of certain investments and advised us with respect to the suitability of additional investment opportunities. Under the consulting agreement, we paid Kilgore Consulting an annual fee of $500,000 for such consulting services. Pursuant to the consulting agreement, we elected to defer the payment of such consulting fees until the later of January 1, 2006 or the termination of the agreement. This consulting agreement was terminated on July 27, 2005. We used a portion of the net proceeds we received in our initial public offering to pay all accrued but unpaid consulting fees owed under the consulting agreement at the time of its termination.

Prior to our initial public offering, Philan LLC, an entity affiliated with Compass Group Investments, Inc., provided consulting services to us. Pursuant to the consulting agreement, Philan LLC analyzed our business and assisted us in developing and planning the implementation of operating and internal growth strategies. Under the consulting agreement, we paid Philan LLC an annual fee of $500,000 for such consulting services. This consulting agreement was terminated on July 27, 2005. We used a portion of the net proceeds we received in our initial public offering to pay all accrued but unpaid consulting fees owed under the consulting agreement at the time of its termination.

On February 11, 2003, we entered into a $120.0 million financing agreement with an unaffiliated lender to finance our investments in portfolio companies. On August 2, 2005, we used the proceeds from our initial public offering to repay all of our outstanding obligations under this financing agreement. We also entered into an indemnity agreement with the lender pursuant to which we agreed to indemnify the lender for any and all losses incurred by the lender as a result of the breach by Compass Group Investments, Inc. or its affiliates of a non-competition agreement, dated February 11, 2003, between the lender and Compass Group Investments, Inc. The indemnity agreement contained a liquidated damages provision, which required us to pay the lender $2.0 million if such a breach occurred before we had borrowed 50% of the lending limit under the financing agreement and $1.0 million if such a breach occurred after we had borrowed 50% of the lending limit under the financing agreement.

On February 11, 2003, we entered into a $2.0 million revolving credit agreement with an entity affiliated with Compass Group Investments, Inc. On July 12, 2005, we repaid all outstanding borrowings under this revolving credit agreement and terminated the revolving credit agreement in conjunction with such repayment.

During 2004, we engaged RAS Management Advisors, Inc. to provide us certain due diligence services in connection with our evaluation of a proposed portfolio investment. RAS Management Advisors, Inc. was paid approximately $19,000 by us for such services. During 2003, we paid RAS Management Advisors, Inc. approximately $13,000 in connection with its provision of certain due diligence services to us. In each case, our portfolio companies subsequently reimbursed us for such expenditures. Richard A. Sebastiao, a member of our board of directors, is the founder, owner and president of RAS Management Advisors, Inc.

In November 2002, we entered into an informal arrangement with Compass International, the entity formerly providing investment advisory services to Compass Group Investments, Inc., under which we occupied space at Compass International’s offices located in Westport, Connecticut in exchange for allowing Compass International to use certain of our administrative personnel. In October 2005, we entered into a lease agreement for new office space in Westport, Connecticut with an unaffiliated third-party. As a result, we terminated our informal arrangement with Compass International on October 1, 2005.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDER

The following table sets forth, as of June 11, 2007, each stockholder who owned more than 5% of the Company’s outstanding shares of common stock, each current director, each nominee for director, the Company’s executive officers, and the directors and executive officers as a group. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

	Number of
	Shares Owned		Percentage
Name of Beneficial Owner	Beneficially(1)		of Class(2)

Stockholders Owning 5% or greater of the Company’s Outstanding Shares
Compass Group Investments, Inc.(3)	1,031,929		5.7%
Bayside Executive Park West Bay St. & Blake Road Nassau, Bahamas
American Century Companies, Inc.(4)	1,217,850		6.7%
4500 Main Street Kansas City, MO 64111
Interested Directors:
Richard P. Buckanavage	336,201	(5)	1.8
Timothy W. Hassler	333,597	(5)	1.8
Independent Directors:
Steven Drogin	2,044		*
Mel P. Melsheimer	8,000		*
Richard A. Sebastiao	5,575		*
Dennis C. O’Dowd	2,000		*
Executive Officers:
William E. Alvarez, Jr.	34,826	(5)	*
Clifford L. Wells	32,307	(5)	*
Matthew R. Colucci	139,263	(5)	*
All Directors and Officers as a Group(7)	893,812	(6)	4.9

*	Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2)	Based on a total of 18,252,774 shares of the Company’s common stock issued and outstanding on June 11, 2007.

(3)	Wilton Funding Holdings, LLC is the record holder of all of these shares. Wilton Funding Holdings, LLC is indirectly owned and controlled by Compass Group Investments, Inc. As a result, Compass Group Investments, Inc. may be deemed to beneficially own the shares held by Wilton Funding Holdings, LLC.

Compass Wilton Partners, LP is the sole member of Wilton Funding Holdings, LLC; Concorde Wilton Holdings, LP is the principal limited partner of Compass Wilton Partners, LP; and Navco Management, Inc. is the general partner of Compass Wilton Partners, LP and Concorde Wilton Holdings, LP, and, as a result, each of Compass Wilton Partners, LP, Concorde Wilton Holdings, LP and Navco Management, Inc. may be deemed to beneficially own the shares of common stock held by Wilton Funding Holdings, LLC. Compass Group Investments, Inc. is the sole limited partner of Concorde Wilton Holdings, LP.

Arthur Coady is a director of Navco Management, Inc. and, as a result, may be deemed to beneficially own the shares of common stock held by Wilton Funding Holdings, LLC.

Arthur Coady and each of the entities discussed herein disclaims beneficial ownership of the shares of common stock referred to herein, except to the extent of their pecuniary interest therein.

Information regarding the share ownership was obtained from the Schedule 13G filed by Compass Group Investments, Inc. on August 16, 2006.

(4)	Information regarding share ownership was obtained from the Schedule 13G/A filed by American Century Companies, Inc., American Century Investment Management, Inc. and American Century Capital Portfolios, Inc. on February 13, 2007. American Century Companies, Inc., a holding company, reported sole voting power with respect to 1,157,600 shares and sole dispositive power with respect to 1,217,850 shares; American Century Investment Management, Inc., a wholly owned subsidiary of American Century Companies, Inc., reported sole voting power with respect to 1,157,600 shares and sole dispositive power with respect to 1,217,850 shares; and American Century Capital Portfolios, Inc., a registered investment company managed by American Century Investment Management, Inc., reported sole voting and dispositive power with respect to 1,075,000 shares.

(5)	Includes shares of our common stock issuable upon the exercise of options exercisable within 60 days of June 11, 2007 as follows: Richard P. Buckanavage (275,692 shares), Timothy W. Hassler (274,976 shares), William E. Alvarez, Jr. (34,826 shares), Clifford L. Wells (29,807 shares) and Matthew R. Colucci (132,485 shares).

(6)	Includes 744,479 shares of our common stock issuable upon the exercise of options exercisable within 60 days of June 11, 2007.

(7)	The address for all officers and directors is c/o Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880.

The following table sets forth, as of June 11, 2007, the dollar range of our equity securities beneficially owned by each of our directors and our executive officers.

Dollar Range
of Equity
Securities Beneficially
Interested Directors	Owned(1)(2)(3)

Richard P. Buckanavage	over $1,000,000
Timothy W. Hassler	over $1,000,000

Independent Directors
Steven Drogin	$10,001-$50,000
Mel P. Melsheimer	$100,001-$500,000
Richard A. Sebastiao	$50,001-$100,000
Dennis C. O’Dowd	$10,001-$50,000

Executive Officers
William E. Alvarez, Jr.	$500,001-$1,000,000
Clifford L. Wells	$500,001-$1,000,000
Matthew R. Colucci	over $1,000,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(2)	The dollar range of equities securities beneficially owned by our directors is based on the closing price of $15.59 for our common stock on June 11, 2007 on The Nasdaq Global Select Market.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determinations

We determine the net asset value per share of our common stock on a quarterly basis. We disclose these net asset values in the periodic reports we file with the SEC. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as is determined in good faith by the board of directors. Since there will typically be no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Our process for determining the fair value of our investments begins with determining the enterprise value of the portfolio company. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value.

To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA in order to assess a portfolio company’s financial performance and to value a portfolio company. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In deciding on a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost plus the amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values of equity securities are generally discounted to account for restrictions on resale and minority ownership positions.

The fair value of our investments at March 31, 2007, December 31, 2006 and December 31, 2005 was determined by our board of directors. We received valuation assistance from Duff & Phelps, LLC, an independent valuation firm, on a portion of our investment portfolio at March 31, 2007 and December 31, 2006, and on our entire investment portfolio at December 31, 2005.

Our board of directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our investment committee;

•	Duff & Phelps, LLC, an independent valuation firm engaged by us, will review selected preliminary valuations and prepare an independent valuation report;

•	The valuation committee of our board of directors reviews the preliminary valuations and any independent valuation report prepared by Duff & Phelps, LLC, and our investment professionals and Duff & Phelps, LLC, as appropriate will respond to and supplement the preliminary valuations and independent valuation reports, respectively, to reflect any comments provided by the valuation committee; and

•	Our board of directors determines the fair value of each investment in our portfolio in good faith after considering the input of the valuation committee and where applicable, Duff & Phelps, LLC.

Due to the increasing size of our investment portfolio and costs incurred by us in connection with Duff & Phelps, LLC’s review of our investment professionals’ preliminary valuations of, and preparation of independent valuation reports with respect to, such investments, our board of directors determined to engage Duff & Phelps, LLC on a more targeted basis. In this regard, on November 10, 2006, our board of directors approved a change in our valuation process whereby Duff & Phelps, LLC will review preliminary valuation conclusions made by our investment professionals with respect to, and prepare an independent valuation report for, our portfolio investments as follows:

•	quarterly for all of our portfolio investments assigned an investment rating of 3, 4 or 5 under our investment rating system;

•	at least once annually for all portfolio investments assigned an investment rating of 1 or 2 under our investment rating system;

•	the quarter in which a transaction was entered into for all new investments of $3 million or more; and

•	the quarter following the quarter in which a transaction was entered into for all new investments of less than $3 million.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with any offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we are required to provide in certain registration statements we may file from time to time with the SEC) to suspend the offering of shares of our common stock pursuant to any such registration statement if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus included in such registration statement is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action will be required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.investpower.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s at 1-877-366-6442.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane, New York, NY 10038 or by telephone at 1-718-921-8200.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof; or

•	A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of Chapter 1 of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, maintain our status as a business development company and meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Conversion to RIC Status

We have elected to be treated as a RIC effective as of August 1, 2005. Prior to that date, we were taxed as a regular corporation under Subchapter C of Chapter 1 of the Code (a “C corporation”). As of the effective date of that election, we held assets (including intangible assets not reflected on the balance sheet, such as goodwill) that had “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeded their tax basis. In general, a corporation that elects to be treated as a RIC must pay corporate-level tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC. Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay tax on the built-in gain at that time. We did not make this election. As a result, any such corporate level tax will be payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period, the actual amount of net built-in gain or loss present in those assets as of the effective date of our election to be treated as a RIC, and effective tax rates. Recognized built-in gains that are ordinary in character and the excess of realized net short-term capital gains over realized net long-term capital losses will be included in our investment company taxable income, and generally we must distribute annually at least 90% of any such amounts (net of corporate taxes we pay on those gains) in order to be eligible for RIC treatment. Any such amount distributed likely will be taxable to stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to our stockholders. Any such amount distributed (or deemed distributed) likely will be taxable to stockholders as capital gains.

Taxation as a RIC

If we:

•	Qualify as a RIC; and

•	Satisfy the Annual Distribution Requirement,

we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	Have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	Derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and

•	Diversify our holdings so that at the end of each quarter of the taxable year:

•	At least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	No more than 25% of the value of our assets is invested in (a) the securities, other than U.S. Government securities or securities of other RICs, of one issuer, (b) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) securities of one of more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized on warrants acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as a capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends received by us from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions prior to January 1, 2011 of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net capital gains, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount at corporate rates, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder (including such stockholder’s allocable shares of any tax paid with respect to such deemed distribution), and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us.

The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.” We may, in the future, make actual distributions to our stockholders of all realized net capital gains.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized prior to January 1, 2011, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). We anticipate that dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends since our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or

(2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2008, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States. Non-U.S. stockholders that are individuals who are not otherwise subject to U.S. federal tax or capital gains may nonetheless be subject to a 30% tax if they are present in the United States for more than 182 days in a year.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit (or, if such stockholder does not otherwise owe any income tax, a tax refund) equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain a refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS

Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Delaware General Corporation Law, our restated certificate of incorporation, our restated bylaws and our amended and restated securitization revolving credit facility. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law, our restated certificate of incorporation, our restated bylaws and our amended and restated securitization revolving credit facility for a more detailed description of the provisions summarized below.

Stock

Our authorized capital stock consists of 49,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value of $0.01 per share. Our common stock trades on The Nasdaq Global Select Market under the ticker symbol “PCAP.” As of June 11, 2007, 2,431,677 shares of our common stock have been authorized for issuance under our stock option plan. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the outstanding classes of our securities as of June 11, 2007:

		Amount Held	Amount Outstanding
		by Us	Exclusive of
		or for	Amount In
Title of Class	Amount Authorized	Our Account	Previous Column

Common stock	49,000,000	—
Preferred stock	1,000,000	—	—

Common Stock

Under the terms of our restated certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our restated certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Except as otherwise provided in the 1940 Act, the board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Debt

Amended and Restated Securitization Revolving Credit Facility

On September 18, 2006, we, through a wholly-owned bankruptcy remote, special purpose subsidiary of ours, entered into an amended and restated securitization revolving credit facility with an entity affiliated with BMO Capital Markets Corp. (formerly known as Harris Nesbitt Corp.). The amended and restated securitization revolving credit facility allows our special purpose subsidiary to borrow up to $140.0 million through the issuance of notes to a multi-seller commercial paper conduit administered by the affiliated entity. The amended and restated securitization revolving credit facility is secured by all of the loans held by the special purpose subsidiary. The amended and restated securitization revolving credit facility bears interest at the commercial paper rate plus 1.00% (prior to May 2, 2007 the facility bore interest at the commercial paper rate plus 1.35%) and allows our special purpose subsidiary to make draws under the facility until July 23, 2009, unless extended prior to such date for an additional 364-day period with the consent of the lender. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period following July 23, 2009 and interest will accrue on outstanding borrowings under the facility at the prime rate plus 2.00%. The amended and restated securitization revolving credit facility provides for the payment to the lender of a monthly fee equal to 0.25% per annum on the unused amount of the amended and restated securitization revolving credit facility. We intend to use the net proceeds of the amended and restated securitization revolving credit facility to fund a portion of our loan origination activities and for general corporate purposes.

The amended and restated securitization revolving credit facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum yields on funded loans. These restrictions may affect the amount of notes our special purpose subsidiary may issue from time to time. The amended and restated securitization revolving credit facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the amended and restated securitization revolving credit facility.

Each loan origination under the amended and restated securitization revolving credit facility is subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the amended and restated securitization revolving credit facility at any particular time or at all.

The predecessor securitization revolving credit facility to the amended and restated securitization revolving credit facility: (i) allowed our special purpose subsidiary to make draws under the facility until July 24, 2008, unless extended prior to such date for an additional 364-day period with the consent of the lender thereto; (ii) bore interest at the commercial paper rate plus 1.75%; (iii) provided that in the event that the facility was not extended, any principal amounts then outstanding would be amortized over a 24-month period following July 24, 2008 and interest would accrue on outstanding borrowings under the facility at the prime rate plus 2.00%; and (iv) contained more stringent restrictions regarding certain loan concentrations.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our restated certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors are not personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Patriot Capital Funding or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our restated certificate of incorporation and restated bylaws provide that:

•	our board of directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, chairman, or president and chief executive officer.

Our restated bylaws provides that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Our restated certificate of incorporation also authorizes the issuance of 1,000,000 shares of preferred stock, which our board of directors may generally issue without stockholder approval. See “— Stock — Preferred Stock.”

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our restated bylaws, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our restated bylaws. Moreover, our restated bylaws provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote will be able to amend our restated certificate of incorporation. However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of the restated certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our restated certificate of incorporation or restated bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our restated certificate of incorporation permits our board of directors to amend or repeal our restated bylaws by a majority vote.

REGULATION

We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;

(iii) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

(iv) does not have any class of securities listed on a national securities exchange.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure - Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The code of ethics is filed as an exhibit to our registration statement which is on file with the SEC. You may read and copy the code of ethics at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-033. In addition, the code of ethics is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the investment professionals who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq Global Select Market has adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 15,700,000 shares of our common stock. We may sell the shares of our common stock through underwriters, broker-dealers or agents or through a combination of any such methods of sale. Shares of our common stock may also be sold “at-the-market” to or through a market maker or into an existing trading market for shares, on an exchange or otherwise. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering. We also may, from time to time, authorize dealers or agents to offer and sell these securities upon such terms and conditions as may be set forth in the applicable prospectus supplement.

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq Global Select Market, or another exchange on which the common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of U.S. Bank National Association is: 180 Fifth Street, St. Paul, MN 55101. Wells Fargo Bank, National Association acts as the custodian under our amended and restated securitization revolving credit facility. The address of Wells Fargo Bank, National Association is Sixth and Marquette Avenue, Minneapolis, MN 55479. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, NY 10038, telephone number: 1-800-937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Our management team will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements as of December 31, 2006 and 2005, and schedule of Senior Securities have been included herein in reliance upon the report of Grant Thornton LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the privacy policies of Patriot Capital Funding and its affiliated companies. This notice supersedes any other privacy notice you may have received from Patriot Capital Funding, and its terms apply both to our current customers and to former customers as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

The only information we collect from you is your name, address, and number of shares you hold.

This information is used only so that we can service your account, send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share customer information with any non-affiliated third party except as described below.

•	The People and Companies that Make Up Patriot Capital Funding. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•	Service Providers. We may disclose customer information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose customer information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Documents	Page

Report of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheets at March 31, 2007 (unaudited) and December 31, 2006 and 2005	F-3
Consolidated Statements of Operations Three Months Ended March 31, 2007 and 2006 (unaudited) and For The Years ended December 31, 2006, 2005 and 2004	F-4
Consolidated Statements of Cash Flows Three Months Ended March 31, 2007 and 2006 (unaudited) and For The Years ended December 31, 2006, 2005 and 2004	F-5
Consolidated Statements of Changes in Net Assets Three Months Ended March 31, 2007 and 2006 (unaudited) and For The Years ended December 31, 2006, 2005 and 2004	F-7
Consolidated Schedule of Investments at March 31, 2007 (unaudited), December 31, 2006 and 2005	F-8
Notes to Consolidated Financial Statements	F-13
Report of Independent Registered Public Accounting Firm	F-31
Schedule of Investments In and Advances to Affiliates	F-32

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders’ of
Patriot Capital Funding, Inc.

We have audited the accompanying consolidated balance sheets of Patriot Capital Funding, Inc. (the “Company”), including the consolidated schedule of investments, as of December 31, 2006 and 2005, and the related consolidated statements of operations, cash flows, and changes in net assets for each of the three years in the period ended December 31, 2006. We have also audited management’s assessment, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting appearing under Item 9A, that the Company maintained effective internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on these financial statements, an opinion on management’s assessment, and an opinion on the effectiveness of the company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control included obtaining an understanding of internal control over financial reporting, evaluating management’s assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005, and the results of its operations, cash flows and changes in net assets for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, management’s assessment that the Company maintained effective internal control over financial reporting as of December 31, 2006, is fairly stated, in all material respects, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Furthermore, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

/s/ GRANT THORNTON LLP

New York, New York
February 16, 2007

PATRIOT CAPITAL FUNDING, INC.

Consolidated Balance Sheets

	March 31,	December 31,
	2007	2006	2005
	(unaudited)

ASSETS
Investments at fair value:
Non-control/non-affiliate investments (cost of $246,833,788 — 2007, $251,915,921 — 2006, $145,232,150 — 2005)	$246,783,422	$251,933,655	$141,390,954
Affiliate investments (cost of $28,677,282 — 2007, $8,966,605 — 2006, $0 — 2005)	28,789,482	8,925,605	—
Unearned income	(3,773,603)	(3,610,884)	(3,439,295)

Total investments	271,799,301	257,248,376	137,951,659
Cash and cash equivalents	4,779,029	4,211,643	2,371,841
Restricted cash	3,970,824	5,113,806	7,806,328
Interest receivable	2,153,941	2,221,000	867,475
Other assets	1,355,311	1,727,680	1,658,690

TOTAL ASSETS	$284,058,406	$270,522,505	$150,655,993

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Borrowings	$80,373,000	$98,380,000	$21,650,000
Interest payable	476,618	523,709	60,334
Dividends payable	5,831,525	4,904,818	—
Accounts payable, accrued expenses and other	1,398,578	2,605,349	1,793,294

TOTAL LIABILITIES	88,079,721	106,413,876	23,503,628

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value, 1,000,000 shares authorized; no shares issued and outstanding	—	—	—
Common stock, $0.01 par value, 49,000,000 shares authorized; 18,223,517, 15,821,994 and 12,136,655 shares issued and outstanding at March 31, 2007, December 31, 2006 and December 31, 2005, respectively	182,235	158,220	121,367
Paid-in-capital	204,261,677	171,957,327	136,267,552
Accumulated net investment loss	(1,912,061)	(1,912,061)	(1,912,061)
Distributions in excess of net investment income	(3,307,835)	(2,821,587)	(3,483,297)
Net realized loss on investments	(3,256,799)	(3,262,966)	—
Net unrealized gain (loss) on interest rate swap	(50,367)	12,961	—
Net unrealized appreciation (depreciation) on investments	61,835	(23,265)	(3,841,196)

TOTAL STOCKHOLDERS’ EQUITY	195,978,685	164,108,629	127,152,365

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$284,058,406	$270,522,505	$150,655,993

NET ASSET VALUE PER COMMON SHARE	$10.75	$10.37	$10.48

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Statements of Operations

	Three Months Ended
	March 31,		Year Ended December 31,
	2007	2006	2006	2005	2004
	(unaudited)

INVESTMENT INCOME
Interest:
Non-control/non-affiliate investments (less than 5% owned)	$7,578,948	$5,439,771	$25,011,993	$13,035,673	$4,616,665
Affiliate investments (5% to 25% owned)	619,233	—	375,716	—	—

Total interest income	8,198,181	5,439,771	25,387,709	13,035,673	4,616,665

Fees:
Non-control/non-affiliate investments (less than 5% owned)	381,626	70,068	260,289	366,830	241,870
Affiliate investments (5% to 25% owned)	13,229	—	9,887	—	—

Total fee income	394,855	70,068	270,176	366,830	241,870

Other investment income — non-control/non-affiliate investments (less than 5% owned)	384,287	713,449	848,449	46,839	—

Total Investment Income	8,977,323	6,223,288	26,506,334	13,449,342	4,858,535

EXPENSES
Compensation expense	1,219,533	868,747	3,877,525	2,481,761	1,326,576
Consulting fees	—	—	—	554,796	1,000,000
Interest	1,506,212	969,131	4,332,582	3,517,989	1,504,998
Professional fees	307,627	239,069	1,045,613	730,550	192,938
Prepayment penalty	—	—	—	3,395,335	—
General and administrative	598,673	436,807	2,229,970	1,041,030	227,208

Total Expenses	3,632,045	2,513,754	11,485,690	11,721,461	4,251,720

Net Investment Income	5,345,278	3,709,534	15,020,644	1,727,881	606,815

NET REALIZED AND UNREALIZED GAIN AND LOSS
Net realized gain (loss) on investments — non-control/non-affiliate investments (less than 5% owned)	6,167	—	(3,262,966)	—	—
Net unrealized appreciation (depreciation) on investments — non-control/non-affiliate investments (less than 5% owned)	(68,100)	(804,333)	3,858,931	(2,965,175)	(876,021)
Net unrealized appreciation (depreciation) on investments — affiliate investments (5% to 25% owned)	153,200	—	(41,000)	—	—
Net unrealized gain (loss) on interest rate swaps	(63,328)	49,197	12,961	—	—

Net realized and unrealized gain (loss)	27,939	(755,136)	567,926	(2,965,175)	(876,021)

NET INCOME (LOSS)	$5,373,217	$2,954,398	$15,588,570	$(1,237,294)	$(269,206)

Earnings (loss) per basic share	$0.31	$0.24	$1.10	$(0.17)	$(0.07)

Earnings (loss) per diluted share	$0.30	$0.24	$1.10	$(0.17)	$(0.07)

Weighted average shares outstanding, basic	17,532,896	12,136,655	14,145,200	7,253,632	3,847,902

Weighted average shares outstanding, diluted	17,724,026	12,136,655	14,237,952	7,253,632	3,847,902

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Statements of Cash Flows

	Three Months Ended
	March 31,		Year Ended December 31,
	2007	2006	2006	2005	2004
	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$5,373,217	$2,954,398	$15,588,570	$(1,237,294)	$(269,206)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	107,010	117,385	456,289	192,785	21,343
Change in interest receivable	67,059	(341,843)	(1,353,525)	(252,232)	(565,681)
Net realized (gain) loss on sale of investments	(6,167)	—	3,262,966	—	—
Change in unrealized (depreciation) (appreciation) on investments	(85,100)	804,333	(3,817,931)	2,965,175	876,021
Payment-in-kind interest and dividends	(840,698)	(551,977)	(2,424,927)	(1,825,755)	(694,158)
Unrealized gain (loss) on interest rate swaps	63,328	(49,197)	(12,961)	—	—
Stock based compensation expense	158,782	97,612	505,785	—	—
Change in unearned income	162,719	(339,678)	364,866	789,884	726,763
Change in interest payable	(47,091)	324,684	463,375	(222,762)	81,765
Change in management fee payable			—	(916,666)	500,000
Change in other assets	202,031	6,573	(9,663)	(83,849)	(200,129)
Change in accounts payable, accrued expenses and other	(1,206,770)	(908,176)	812,055	911,569	313,848

Net cash provided by operating activities	3,948,320	2,114,114	13,834,899	320,855	790,566

CASH FLOWS FROM INVESTING ACTIVITIES:
Funded investments	(57,286,250)	(51,497,394)	(157,951,595)	(88,850,000)	(42,850,000)
Principal repayments on investments	38,154,654	15,894,462	37,627,269	14,572,867	3,025,375
Proceeds from investment sales	5,349,917	—	3,642,634	—	2,000,000
Purchase of furniture and equipment	—	(29,966)	(269,436)	(235,057)	(15,903)

Net cash used for investing activities	(13,781,679)	(35,632,898)	(116,951,128)	(74,512,190)	(37,840,528)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings	55,550,000	109,300,000	353,580,000	68,900,000	38,259,092
Repayments on borrowings	(73,557,000)	(78,550,000)	(276,850,000)	(89,895,458)	(5,013,634)
Deferred offering costs	—	47,395	(159,620)	—	—
Net proceeds from sale of common stock	31,718,816	—	36,652,098	106,288,919	3,050,000
Decrease (increase) in restricted cash	1,142,982	4,555,778	2,692,522	(4,806,328)	2,000,000
Dividends paid	(4,454,053)	—	(10,885,371)	(5,211,178)	—
Deferred financing costs	—	—	(73,598)	(1,204,256)	—

Net cash provided by financing activities	10,400,745	35,353,173	104,956,031	74,071,699	38,295,458

	Three Months Ended
	March 31,		Year Ended December 31,
	2007	2006	2006	2005	2004
	(unaudited)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	567,386	1,834,389	1,839,802	(119,636)	1,245,496
CASH AND CASH EQUIVALENTS AT:
Beginning of year	4,211,643	2,371,841	2,371,841	2,491,477	1,245,981

End of year	$4,779,029	$4,206,230	$4,211,643	$2,371,841	$2,491,477

Supplemental information:
Interest paid	$1,553,303	$644,448	$3,869,208	$3,436,464	$1,407,433

Non-cash financing activities:
Dividends reinvested in common stock	$450,766	$—	$1,054,090	$242,737	$—
Dividends declared but not paid	$5,831,525	$3,519,630	$4,904,818	$—	$—

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Statements of Changes in Net Assets

	Three Months Ended
	March 31,
	2007	2006	2006	2005	2004
	(Unaudited)

Operations:
Net investment income	$5,345,278	$3,709,534	$15,020,644	$1,727,881	$606,815
Net realized gain (loss) on investments	6,167	—	(3,262,966)	—	—
Net unrealized appreciation (depreciation) on investments	85,100	(804,333)	3,817,931	(2,965,175)	(876,021)
Net unrealized gain (loss) on interest rate swap	(63,328)	49,197	12,961	—	—

Net increase (decrease) in assets from operations	5,373,217	2,954,398	15,588,570	(1,237,294)	(269,206)

Stockholder transactions:
Dividends to stockholders from net investment income	(5,345,278)	(3,519,630)	(15,020,644)	(1,727,881)	—
Tax return of capital	—	—	(2,485,345)	—	—
Dividends in excess of net investment income	(486,247)	—	661,710	(3,483,297)	—

Net decrease in assets from stockholder transactions	(5,831,525)	(3,519,630)	(16,844,279)	(5,211,178)	—

Capital share transactions:
Issuance of common stock	31,718,816	—	36,652,098	106,046,182	3,050,000
Issuance of common stock under dividend reinvestment plan	450,766	—	1,054,090	242,737	—
Stock option compensation	158,782	97,612	505,785	—	—

Net increase in assets from capital share transactions	32,328,364	97,612	38,211,973	106,288,919	3,050,000

Total increase (decrease) in net assets	31,870,056	(467,620)	36,956,264	99,840,447	2,780,794
Net assets at beginning of period	164,108,629	127,152,365	127,152,365	27,311,918	24,531,124

Net assets at end of period	$195,978,685	$126,684,745	$164,108,629	$127,152,365	$27,311,918

Net asset value per common share	$10.75	$10.44	$10.37	$10.48	$7.10

Common shares outstanding at end of period	18,223,517	12,136,655	15,821,994	12,136,655	3,847,902

*	As discussed in the Notes to Consolidated Financial Statements, the Company recorded $2.4 million of distributions as tax return of capital upon the close of its first RIC tax year ended July 31, 2006. Accordingly, certain amounts recorded as distributions in excess of net investment income for distributions that occurred in calendar year 2005 were included in the amount recorded as tax return of capital in 2006.

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Schedule of Investments
(unaudited)
March 31, 2007

Company(1)	Industry	Investment	Principal	Cost	Value

Affiliate investments (5% to 25% owned):

Aylward Enterprises, LLC (5)	Manufacturer of packaging equipment	Revolving Line of Credit (8.8%, Due 2/12) (3) Senior Secured Term Loan A (9.6%, Due 2/12)(3) Senior Subordinated Debt (14.5%, Due 8/12) (2) Membership Interest — Class A-2	$1,500,000 10,000,000 6,279,688	$1,500,000 10,000,000 6,279,688 1,250,000	$1,500,000 10,000,000 6,279,688 1,400,000

Smart, LLC (5)	Provider of tuition management services	Revolving Line of Credit (10.8%, Due 8/11) (3) Senior Secured Term Loan A (10.3%, Due 6/11) (3) Senior Secured Term Loan B (16.5%, Due 2/12) (2) (3) Membership Interest — Class B (4)	725,000 4,350,000 3,572,594	725,000 4,350,000 3,572,594 1,000,000	725,000 4,350,000 3,572,594 962,200

Total Affiliate investments (represents 10.4% of total investments at fair value)				$28,677,282	$28,789,482

Non-control/non-affiliate investments (less than 5% owned):

ADAPCO, Inc.	Distributor of specialty chemicals and contract application services	Senior Secured Term Loan A (10.9%, Due 6/11) (3) Common Stock (4)	$13,350,000	$13,350,000 500,000	$13,350,000 329,800

Agent Media Corporation	Publisher of insurance industry periodicals	Senior Secured Term Loan A (9.9%, Due 9/08) (3) Senior Secured Term Loan B (13.4%, Due 9/09) (3) Common Stock Warrants (4)	750,000 2,130,105	750,000 2,130,105 31,000	750,000 2,130,105 37,900

Allied Defense Group, Inc.	Diversified defense company	Common Stock Warrants (4)		463,168	203,500

Arrowhead General Insurance Agency, Inc.	Insurance agency and program specialist	Junior Secured Term Loan (12.6%, Due 2/13) (3)	5,000,000	5,000,000	5,131,300

Borga, Inc.	Manufacturer of pre-fabricated metal building systems	Senior Secured Term Loan A (8.8%, Due 3/09) (3) Senior Secured Term Loan B (11.8%, Due 5/10) (3) Senior Secured Term Loan C (16.0%, Due 5/10) (2) (3) Common Stock Warrants (4)	996,000 1,804,000 7,560,157	996,000 1,804,000 7,560,157 20,250	996,000 1,804,000 7,560,157 40,400

Caleel + Hayden, LLC	Provider of proprietary branded professional skincare and cosmetic products to physicians and spa communities	Senior Secured Term Loan B (10.1%, Due 11/11) (3) Senior Subordinated Debt (14.5%, Due 11/12) (2)(3) Common Stock (4)	10,959,687 6,311,334	10,959,687 6,311,334 750,000	10,959,687 6,311,334 839,600

Cheeseworks, Inc.	Distributor of specialty cheese and food products	Revolving Line of Credit (8.0%, Due 6/11) (3) Senior Secured Term Loan (10.9%, Due 6/11) (3)	5,080,219 11,630,561	5,080,219 11,630,561	5,080,219 11,630,561

Copperhead Chemical Company, Inc.	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt (15.3%, Due 11/10) (2) (3)	4,864,098	4,864,098	4,864,098

Dover Saddlery, Inc.	Equestrian products catalog retailer	Senior Subordinated Debt (11.5%, Due 9/09) (3) Common Stock Warrants (4)	3,000,000	3,000,000 148,200	3,000,000 235,400

Eight O’Clock Coffee Company	Manufacturer, distributor, and marketer of coffee	Junior Secured Term Loan (11.9%, Due 7/13) (3)	9,000,000	9,000,000	9,112,450

Employbridge Holding Company (5)	A provider of specialized staffing services	Junior Secured Term Loan (12.3%, Due 10/13) (3)	3,000,000	3,000,000	3,007,500

Encore Legal Solutions, Inc.	Legal document management services	Junior Secured Term Loan A (10.5%, Due 12/09) (3) Junior Secured Term Loan B (10.8%, Due 12/09) (3) Senior Subordinated Debt (15.0%, Due 5/10) (2) (3) Common Stock Warrants (4)	3,844,466 6,975,901 5,291,213	3,844,466 6,975,901 5,291,213 350,000	3,844,466 6,975,901 5,291,213 —

EXL Acquisition Corp.	Manufacturer of lab testing supplies	Senior Secured Term Loan A (8.6%, Due 3/11) (3)
Senior Secured Term Loan B (11.0%, Due 3/12) (3)
Senior Secured Term Loan D (15.0%, Due 3/12) (2)(3)
Common Stock — Class A (4)
		Common Stock — Class B (2)	6,800,000 2,376,000 5,000,417	6,800,000 2,376,0000 5,000,417 2,475 273,653	6,800,000 2,376,000 5,000,417 203,900 275,653

Company(1)	Industry	Investment	Principal	Cost	Value

Fairchild Industrial Products, Co.	Manufacturer of industrial controls and power transmission products	Senior Secured Term Loan A (8.6%, Due 7/10) (3) Senior Secured Term Loan B (10.4%, Due 7/11) (3) Senior Subordinated Debt (14.8%, Due 7/11) (2) Preferred Stock — Class A (2) Common Stock — Class B (4)	6,555,000 9,468,750 5,471,032	6,555,000 9,468,750 5,471,032 307,033 121,598	6,555,000 9,468,750 5,471,032 307,033 131,700

Impact Products, LLC	Distributor of janitorial supplies	Junior Secured Term Loan B (9.6%, Due 9/12) (3) Junior Secured Term Loan C (13.5%, Due 9/12) (2) (3)	7,443,750 5,594,801	7,443,750 5,594,801	7,443,750 5,594,801

Innovative Concepts in Entertainment, Inc.	Manufacturer of coin operated games	Senior Secured Term Loan A (9.4%, Due 2/11) (3) Senior Secured Term Loan B (9.9%, Due 2/11) (3) Senior Secured Term Loan C (13.0%, Due 8/11) (3)	5,325,000 3,573,000 3,900,000	5,325,000 3,573,000 3,900,000	5,325,000 3,573,000 3,900,000

Keltner Enterprises, LLC (5)	Distributor of automotive oils, chemicals and parts	Senior Subordinated Debt (14.0%, Due 12/11) (3)	3,850,000	3,850,000	3,850,000

L.A. Spas, Inc.	Manufacturer of above ground spas	Senior Subordinated Debt (15.5%, Due 1/10) (2) (3) Common Stock Warrants (4)	7,082,454	7,082,454 5,000	7,082,454 —

Metrologic Instruments, Inc.	Manufacturer of imaging and scanning equipment	Junior Secured Term Loan (11.8%, Due 12/14)	1,000,000	1,000,000	1,015,000

Prince Mineral Company, Inc.	Manufacturer of pigments	Junior Secured Term Loan (10.3%, Due 12/12) (3) Senior Subordinated Debt (14.0%, Due 6/13) (2) (3)	11,450,000 11,832,778	11,450,000 11,832,778	11,450,000 11,832,778

Quartermaster, Inc.	Retailer of uniforms and tactical equipment to law enforcement and security professionals	Senior Secured Term Loan A (9.9%, Due 12/10) (3) Senior Secured Term Loan B (11.1%, Due 12/10) (3) Senior Secured Term Loan C (15.0%, Due 12/11) (2) (3)	5,076,250 2,593,750 3,223,630	5,076,250 2,593,750 3,223,630	5,076,250 2,593,750 3,223,630

R-O-M Corporation	Manufacturer of doors, ramps and bulk heads for fire trucks and food transportation	Revolving Line of Credit (10.0%, Due 2/13) (3) Senior Secured Term Loan A (8.4%, Due 2/13) (3) Senior Secured Term Loan B (9.6%, Due 5/13) (3) Senior Subordinated Debt (15.0%, Due 8/13) (2)	200,000 8,000,000 8,550,000 9,123,508	200,000 8,000,000 8,550,000 9,123,508	200,000 8,000,000 8,550,000 9,123,508

Sidump’r Trailer Company, Inc.	Manufacturer of side dump trailers	Revolving Line of Credit (10.8%, Due 1/11) (3)
Senior Secured Term Loan A (8.9%, Due 1/11) (3)
Senior Secured Term Loan B (11.9%, Due 1/11) (3)
Senior Secured Term Loan C (14.0%, Due 7/11) (2) (3)
Senior Subordinated Debt (12.0%, Due 1/12) (3)
Preferred Stock (2)
Common Stock (4)
			630,000 2,520,000 2,338,250 3,177,906 75,000 82,369 25	630,000 2,520,000 2,338,250 3,177,906 75,000 82,369 25	630,000 2,520,000 2,338,250 3,177,906 75,000 82,369 50,900

Total Non-control/non-affiliate investments (represents 89.6% of total investments at fair value)				$246,833,788	$246,783,422

Total Investments				$275,511,070	$275,572,904
Unearned Income				(3,773,603)	(3,773,603)

Total Investments Net of Unearned Income				$271,737,467	$271,799,301

(1)	The Company does not “control,” and, except with respect to Aylward Enterprises, LLC and Smart, LLC, is not an “affiliate” of, any of its portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company “controls” a portfolio company if it owns 25% or more of its voting securities and is an “affiliate” of a portfolio company if the Company owns 5% or more of its voting securities.

(2)	Amount includes payment-in-kind (PIK) interest or dividends.

(3)	Pledged as collateral under the Company’s Securitization Facility. See Note 3 to Consolidated Financial Statements.

(4)	Non-income producing.

(5)	Some of the investments listed are issued by an affiliate of the listed portfolio company.

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Schedule of Investments
December 31, 2006

Company(1)	Industry	Investment	Principal	Cost	Value

Affiliate investments (5% to 25% owned):

Smart, LLC (5)	Provider of tuition management services	Senior Secured Term Loan A (10.4%, Due 6/11) (3) Senior Secured Term Loan B (16.5%, Due 2/12) (2) (3) Membership Interest — Class B (4)	$4,425,000 3,541,605	$4,425,000 3,541,605 1,000,000	$4,425,000 3,541,605 959,000

Total affiliate investments (represents 3.4% of total investments at fair value)				$8,966,605	$8,925,605

Non-control/non-affiliate investments (less than 5% owned):

ADAPCO, Inc.	Distributor of specialty chemicals and contract application services	Senior Secured Term Loan A (10.9%, Due 6/11) (3) Common Stock (4)	$13,350,000	$13,350,000 500,000	$13,350,000 328,500

Agent Media Corporation	Publisher of insurance industry periodicals	Senior Secured Term Loan A (10.1%, Due 9/08) (3) Senior Secured Term Loan B (12.4%, Due 9/09) (3) Common Stock Warrants (4)	1,000,000 2,130,105	1,000,000 2,130,105 31,000	1,000,000 2,130,105 36,200

Allied Defense Group, Inc.	Diversified defense company	Common Stock Warrants (4)		463,168	505,800

Arrowhead General Insurance Agency, Inc.	Insurance agency and program specialist	Junior Secured Term Loan (12.6%, Due 2/13) (3)	5,000,000	5,000,000	5,075,000

Borga, Inc.	Manufacturer of pre-fabricated metal building systems	Senior Secured Term Loan A (8.9%, Due 3/09) (3) Senior Secured Term Loan B (11.9%, Due 5/10) (3) Senior Secured Term Loan C (16.0%, Due 5/10) (2) (3) Common Stock Warrants (4)	1,208,500 1,810,250 7,485,057	1,208,500 1,810,250 7,485,057 20,250	1,208,500 1,810,250 7,485,057 21,200

Caleel + Hayden, LLC	Provider of proprietary branded professional skincare and cosmetic products to physicians and spa communities	Senior Secured Term Loan A (8.1%, Due 11/10) Senior Secured Term Loan B (10.1%, Due 11/11) (3) Senior Subordinated Debt (14.5%, Due 11/12) (2) (3) Common Stock (4)	5,000,000 11,000,000 6,272,135	5,000,000 11,000,000 6,272,135 750,000	5,000,000 11,000,000 6,272,135 858,100

Cheeseworks, Inc.	Distributor of specialty cheese and food products	Revolving Line of Credit (8.0%, Due 6/11) (3) Senior Secured Term Loan (11.0%, Due 6/11) (3)	5,080,219 11,845,374	5,080,219 11,845,374	5,080,219 11,845,374

Copperhead Chemical Company, Inc.	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt (15.3%, Due 11/10) (2) (3)	4,824,790	4,824,790	4,824,790

Dover Saddlery, Inc.	Equestrian products catalog retailer	Senior Subordinated Debt (11.5%, Due 9/09) (3) Common Stock Warrants (4)	3,000,000	3,000,000 148,200	3,000,000 171,200

Eight O’Clock Coffee Company	Manufacturer, distributor, and marketer of coffee	Junior Secured Term Loan (11.9%, Due 7/13) (3)	9,000,000	9,000,000	9,146,250

Employbridge Holding Company (5)	A provider of specialized staffing services	Junior Secured Term Loan (12.4%, Due 10/13) (3)	3,000,000	3,000,000	3,007,500

Encore Legal Solutions, Inc.	Legal document management services	Junior Secured Term Loan A (10.6%, Due 12/09) (3) Junior Secured Term Loan B (10.8%, Due 12/09) (3) Senior Subordinated Debt (15.0%, Due 5/10) (2) (3) Common Stock Warrants (4)	3,819,500 6,907,625 5,098,906	3,819,500 6,907,625 5,098,906 350,000	3,819,500 6,907,625 5,098,906 —

EXL Acquisition Corp.	Manufacturer of lab testing supplies	Senior Secured Term Loan A (8.6%, Due 3/11) (3)
Senior Secured Term Loan B (9.1%, Due 3/12) (3)
Senior Secured Term Loan D (15.0%, Due 3/12) (2) (3)
Common Stock — Class A (4)
		Common Stock — Class B (2)	7,100,000 2,382,000 5,000,833	7,100,000 2,382,000 5,000,833 2,475 267,466	7,100,000 2,382,000 5,000,833 86,300 268,266

Fairchild Industrial Products, Co.	Manufacturer of industrial controls and power transmission products	Senior Secured Term Loan A (9.4%, Due 7/10) (3) Senior Secured Term Loan B (11.4%, Due 7/11) (3) Senior Subordinated Debt (15.5%, Due 7/11) (2) Preferred Stock — Class A (2) Common Stock — Class B (4)	9,770,000 2,793,750 5,368,427	9,770,000 2,793,750 5,368,427 399,401 121,598	9,770,000 2,793,750 5,368,427 399,401 80,400

Impact Products, LLC	Distributor of janitorial supplies	Junior Secured Term Loan B (9.6%, Due 9/12) (3) Junior Secured Term Loan C (13.5%, Due 9/12) (2) (3)	7,462,500 5,596,938	7,462,500 5,596,938	7,462,500 5,596,938

Innovative Concepts in Entertainment, Inc.	Manufacturer of coin operated games	Senior Secured Term Loan A (9.4%, Due 2/11) (3) Senior Secured Term Loan B (9.9%, Due 2/11) (3) Senior Secured Term Loan C (13.0%, Due 8/11) (3)	5,550,000 3,582,000 3,900,000	5,550,000 3,582,000 3,900,000	5,550,000 3,582,000 3,900,000

Company(1)	Industry	Investment	Principal	Cost	Value

Keltner Enterprises, LLC (5)	Distributor of automotive oils, chemicals and parts	Senior Subordinated Debt (14.0%, Due 12/11) (3)	3,850,000	3,850,000	3,850,000

L.A. Spas, Inc.	Manufacturer of above ground spas	Senior Subordinated Debt (15.5%, Due 1/10) (2) (3) Common Stock Warrants (4)	7,020,843	7,020,843 5,000	7,020,843 —

Natural Products Group, LLC(5)	Manufacturer and marketer of branded personal care products	Junior Secured Term Loan (11.9%, Due 12/13) (3)	4,000,000	4,000,000	4,040,000

Prince Mineral Company, Inc.	Manufacturer of pigments	Junior Secured Term Loan (10.3%, Due 12/12) (3) Senior Subordinated Debt (14.0%, Due 7/13) (2) (3)	11,475,000 11,803,278	11,475,000 11,803,278	11,475,000 11,803,278

Quartermaster, Inc.	Retailer of uniforms and tactical equipment to law enforcement and security professionals	Senior Secured Term Loan A (9.9%, Due 12/10) (3) Senior Secured Term Loan B (11.2%, Due 12/10) (3) Senior Secured Term Loan C (15.0%, Due 12/11) (2) (3)	6,000,000 2,600,000 3,199,633	6,000,000 2,600,000 3,199,633	6,000,000 2,600,000 3,199,633

R-O-M Corporation	Manufacturer of doors, ramps and bulk heads for fire trucks and food transportation	Revolving Line of Credit (9.1%, Due 12/09) (3) Senior Secured Term Loan A (9.0%, Due 12/09) (3) Senior Secured Term Loan B (9.4%, Due 12/10) (3) Senior Subordinated Debt (16.0%, Due 12/10) (2) (3)	1,500,000 2,958,000 3,374,500 7,082,680	1,500,000 2,958,000 3,374,500 7,082,680	1,500,000 2,958,000 3,374,500 7,082,680

Robert Rothschild Farm, Inc.	Manufacturer of specialty food products	Senior Secured Term Loan B (9.1%, Due 7/11) (3) Senior Subordinated Debt (16.3%, Due 1/12) (2) (3)	4,500,000 4,902,868	4,500,000 4,902,868	4,500,000 4,902,868

Sidump’r Trailer Company, Inc.	Manufacturer of side dump trailers	Revolving Line of Credit (10.8%, Due 1/11) (3)
Senior Secured Term Loan A (9.0%, Due 1/11) (3)
Senior Secured Term Loan B (12.0%, Due 1/11) (3)
Senior Secured Term Loan C (14.0%, Due 7/11) (2) (3)
Senior Subordinated Debt (12.0%, Due 1/12) (3)
Preferred Stock (2)
		Common Stock (4)	430,000 2,660,000 2,344,125 3,161,694 75,000 80,808 25	430,000 2,660,000 2,344,125 3,161,694 75,000 80,808 25	430,000 2,660,000 2,344,125 3,161,694 75,000 80,808 49,700

Stolle Machinery Company, LLC	Provider of capital equipment used in the production of aluminum or steel beverage and food cans	Junior Secured Term Loan (11.4%, Due 9/13)	500,000	500,000	502,500

Total Non-control/non-affiliate investments (represents 96.6% of total investments at fair value)				$251,915,921	$251,933,655

Total Investments				$260,882,526	$260,859,260
Unearned Income				(3,610,884)	(3,610,884)

Total Investments Net of Unearned Income				$257,271,642	$257,248,376

(1)	The Company does not “control,” and, except with respect to Smart LLC, is not an “affiliate” of, any of its portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.

(2)	Amount includes payment-in-kind (PIK) interest or dividends.

(3)	Pledged as collateral under the Company’s Securitization Facility. See Note 3 to Consolidated Financial Statements.

(4)	Non-income producing.

(5)	Some of the investments listed are issued by an affiliate of the listed portfolio company.

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Schedule of Investments
December 31, 2005

Company(1)	Industry	Investment	Principal	Cost	Value

Agent Media Corporation	Publisher of insurance	Senior Secured Term Loan A (11.8%, Due 9/08) (3)	$1,375,000	$1,375,000	$1,375,000
	industry periodicals	Senior Secured Term Loan B (16.0%, Due 9/09) (2) (3)	2,109,015	2,109,015	2,109,015
		Common Stock Warrants (4)		31,000	49,900

Allied Defense Group,	Diversified defense	Senior Secured Term Loan (11.5%, Due 11/10) (3)	14,000,000	14,000,000	14,000,000
Inc.	company	Common Stock Warrants (4)		463,168	573,800

Borga, Inc.	Manufacturer of pre-	Senior Secured Term Loan A (7.7%, Due 3/09) (3)	2,046,000	2,046,000	2,046,000
	fabricated metal	Senior Secured Term Loan B (10.7%, Due 5/10) (3)	1,835,250	1,835,250	1,835,250
	building systems	Senior Secured Term Loan C (16.0%, Due 5/10) (2) (3)	7,188,062	7,188,062	7,188,062
		Common Stock Warrants (4)		20,250	89,600

Copperhead Chemical Company, Inc.	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt (15.3%, Due 11/10) (2) (3)	4,668,608	4,668,608	4,668,608

Dover Saddlery, Inc.	Equestrian products	Senior Subordinated Debt (11.5%, Due 9/09) (2) (3)	3,000,000	3,000,000	3,000,000
	catalog retailer	Common Stock Warrants (4)		148,200	178,600

Eight O’Clock Coffee Company	Manufacturer, distributor, and marketer of coffee	Junior Secured Term Loan (11.4%, Due 11/12) (3)	6,500,000	6,500,000	6,500,000

Encore Legal Solutions,	Legal document	Junior Secured Term Loan A (9.8%, Due 12/08) (3)	4,660,000	4,660,000	4,660,000
Inc.	management services	Junior Secured Term Loan B (8.3%, Due 12/09) (3)	6,944,625	6,944,625	6,944,625
		Senior Subordinated Debt (15.0%, Due 5/10) (2) (3)	4,946,718	4,946,718	4,946,718
		Common Stock Warrants (4)		350,000	103,400

Fairchild Industrial	Manufacturer of industrial	Senior Secured Term Loan A (8.0%, Due 7/10) (3)	9,670,000	9,670,000	9,670,000
Products, Co.	controls and power	Senior Secured Term Loan B (10.0%, Due 7/11) (3)	2,818,750	2,818,750	2,818,750
	transmission products	Senior Subordinated Debt (15.5%, Due 7/11)	5,355,000	5,355,000	5,355,000

Interstate Highway Sign	Manufacturer of	Senior Secured Term Loan (10.5%, Due 12/09) (3)	1,360,000	1,360,000	1,360,000
Corporation	highway and roadway	Senior Subordinated Debt (18.0%, Due 12/09) (2) (3)	5,837,409	5,758,946	2,000,000
	signs	Common Stock Warrants (4)		59,932	—

Keltner Enterprises, LLC (5)	Distributor of automotive oils, chemicals and parts	Senior Subordinated Debt (14.0%, Due 12/11) (3)	3,850,000	3,850,000	3,850,000

L.A. Spas, Inc.	Manufacturer of	Senior Subordinated Debt (15.5%, Due 1/10) (2) (3)	6,776,424	6,776,424	6,776,424
	above ground spas	Common Stock Warrants (4)		5,000	—

Prince Mineral	Manufacturer of	Junior Secured Term Loan (11.0%, Due 3/11) (3)	3,600,000	3,600,000	3,600,000
Company, Inc.	pigments	Senior Subordinated Debt (17.0%, Due 9/11) (2) (3)	10,228,579	10,228,579	10,228,579

Quartermaster, Inc.	Retailer of uniforms and	Revolving Line of Credit (9.5%, Due 12/10) (3)	250,000	250,000	250,000
	tactical equipment to law	Senior Secured Term Loan A (9.2%, Due 12/10) (3)	6,000,000	6,000,000	6,000,000
	enforcement and security	Senior Secured Term Loan B (10.4%, Due 12/10) (3)	2,600,000	2,600,000	2,600,000
	professionals	Senior Secured Term Loan C (15.0%, Due 12/11) (2) (3)	3,104,133	3,104,133	3,104,133

Robert Rothschild Farm,	Manufacturer of	Senior Secured Term Loan B (8.5%, Due 7/10) (3)	5,000,000	5,000,000	5,000,000
Inc.	specialty food products	Senior Subordinated Debt (16.3%, Due 1/12) (2) (3)	4,697,171	4,697,171	4,697,171

R-O-M Corporation	Manufacturer of doors,	Senior Secured Term Loan A (8.8%, Due 12/09) (3)	3,400,000	3,400,000	3,400,000
	ramps and bulk heads for	Senior Secured Term Loan B (9.8%, Due 12/10) (3)	3,400,000	3,400,000	3,400,000
	fire trucks and food	Senior Subordinated Debt (16.0%, Due 12/10) (2) (3)	7,012,319	7,012,319	7,012,319
	transportation

Total Non-control/non-affiliate Investments				145,232,150	141,390,954
Unearned Income				(3,439,295)	(3,439,295)

Total Investments Net of Unearned Income				$141,792,855	$137,951,659

(1)	During 2005, the Company did not “control,” and is not an “affiliate” of, any of its portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.

(2)	Amount includes payment-in-kind (PIK) interest or dividends.

(3)	Pledged as collateral under the Company’s Securitization Facility. See Note 3 to Consolidated Financial Statements.

(4)	Non-income producing.

(5)	Some of the investments listed are issued by an affiliate of the listed portfolio company.

See Notes to Consolidated Financial Statements

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements

Note 1.	Organization

Patriot Capital Funding, Inc. (the “Company”) is a specialty finance company that provides customized financing solutions to small- to mid-sized companies. The Company typically invests in companies with annual revenues between $10 million and $100 million, and companies which operate in diverse industry sectors. Investments usually take the form of senior secured loans, junior secured loans and subordinated debt investments — which may contain equity or equity-related instruments. The Company’s equity co-investments are generally expected to be less than $2.0 million. The Company also offers “one-stop” financing, which typically includes a revolving credit line, one or more term senior loans and a subordinated debt investment.

Prior to July 27, 2005, the Company had originated, arranged and serviced the investments made by Wilton Funding, LLC (“Wilton”), which had invested in debt instruments and warrants of U.S.-based companies. On July 27, 2005, Wilton merged with and into the Company and then the Company effected a stock split. Also, on July 27, 2005, the Company elected to be treated as a business development company under the Investment Company Act of 1940, as amended. On August 2, 2005, the Company completed an initial public offering of shares of its common stock. The Company has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Note 2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements reflect the adjustments resulting from the July 27, 2005 stock split for all periods presented. Upon completion of the merger and stock split, the Company had 3,847,902 shares of common stock outstanding prior to shares issued in the initial public offering. Accordingly, capital stock and paid-in capital has been adjusted to reflect the merger and stock split for all periods presented. Prior to the completion of the initial public offering, Compass Group Investments, Inc. (“Compass”) beneficially owned all of the outstanding stock of the Company.

Moreover, as both the Company and Wilton were under common ownership and control, the merger was accounted for like a pooling of interests whereby the net assets of Wilton were recorded at their carrying amounts and the accompanying financial statements are presented by combining the assets, liabilities and operations of Wilton and the Company prior to the merger, with all significant intercompany balances and transactions eliminated.

Since the merger, the accompanying financial statements reflect the consolidated accounts of the Company, including its special purpose financing subsidiary, Patriot Capital Funding LLC I, with all significant intercompany balances eliminated. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

Our portfolio and related portfolio income and net realized and unrealized gain (loss) on our portfolio are presented in three categories: “control investments,” “affiliate investments,” and “non-affiliate investments.” “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. At March 31, 2007 and December 31, 2006, the Company owned greater than 5% but less than 25% of the voting securities in two and one investments, respectively. At December 31, 2005, all of the Company’s investments were in Non-Control/Non-Affiliate companies.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Use of Estimates

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Restricted Cash

Restricted cash at March 31, 2007, December 31, 2006 and 2005, consisted of cash held in an operating and money market account, pursuant to the Company’s agreement with its lender.

Concentration of Credit Risk

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Valuation

Investments are recorded at fair value with changes in value reflected in operations in unrealized appreciation (depreciation) of investments. The Company’s process for determining the fair value of the investments begins with determining the enterprise value of the portfolio company. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value.

To determine the enterprise value of a portfolio company, the Company analyzes the historical and projected financial results. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are valued based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. When using EBITDA to determine enterprise value, the Company may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

In determining a multiple to use for valuation purposes, the Company looks to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, the Company considers not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but the Company also considers the size and scope of its portfolio companies and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

If there is adequate enterprise value to support the repayment of the debt securities, the fair value of these securities normally corresponds to cost plus amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The conditions and other factors we consider in determining the fair value of our debt securities include, among other factors, the financial risk

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

and performance of the portfolio company, competitive market dynamics and, to a lesser extent, market interest rates. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values of equity securities are generally discounted to account for restrictions on resale and minority ownership positions.

The Company’s board of directors, in good faith, determined the fair value of the investments at March 31, 2007, December 31, 2006 and 2005. The Company received valuation assistance from our independent valuation firm, Duff & Phelps, LLC, on a portion of our investment portfolio at March 31, 2007, December 31, 2006 and on our entire investment portfolio at December 31, 2005.

Property, Equipment and Leasehold Improvements

Property, equipment and leasehold improvements are included in other assets and are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets up to five years and over the shorter of the economic life or the term of the lease for leasehold improvements.

Debt Issuance Costs

Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized into the statement of operations ratably over the contractual term of the borrowing. At March 31, 2007, December 31, 2006 and 2005, unamortized debt issuance costs were $677,000, $747,000 and $1.0 million and included in other assets in the accompanying balance sheets. Amortization expense was $70,000 and $101,000 for the three months ended March 31, 2007 and 2006; and $366,000, $174,000, and $16,000 for the years ended 2006, 2005 and 2004, respectively.

Interest and Dividend Income Recognition

Interest and dividend income is recorded on an accrual basis to the extent that such amounts are expected to be collected. When a loan becomes 90 days or more past due, or if the Company otherwise does not expect the debtor to be able to service its debt or other obligations, the Company will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, the Company remains contractually entitled to this interest or dividend and may collect it upon the sale or recapitalization of the portfolio company. At March 31, 2007 and December 31, 2006, none of the Company’s loans or debt securities were on non-accrual status. At December 31, 2005, loans and debt securities at fair value not accruing PIK for the Company’s total investment portfolio were $2.0 million, all of which related to one investment. At December 31, 2005, all cash interest and principal due on this investment was paid on a timely basis. On May 12, 2006, this investment was sold. Investment origination fees are deferred and amortized as adjustments to the related yield over the contractual life of the investment. Unearned income was $3.8 million, $3.6 million and $3.4 million as of March 31, 2007, December 31, 2006 and 2005, respectively.

In certain investment arrangements, the Company may also receive warrants or other equity interests in connection with a debt investment. The Company records the financial instruments received at estimated fair value as determined by the Board of Directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to the Company’s ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in the fair value of these financial instruments are recorded through our statement of operations in unrealized appreciation (depreciation) on investments. Any warrants and other equity interests that the Company receives in connection with its debt investments will generally be valued as part of the negotiation

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments, and the warrants and other equity interests will be allocated to the warrants and other equity interests that the Company receives. This will generally result in a “discount” on the debt investment, which the Company must recognize as interest income. The resulting “discount,” if any, on the debt investment is accreted into interest income over the term of the investment. At the time the investment is made, any associated warrants or other equity instruments are recorded based upon fair value of the purchase price allocation, if any, as set forth in the investment agreement together with a corresponding discount. The resulting discount, if any, on the investment from recordation of warrant or other equity instruments is accreted into interest income over the term of the investment.

Fee Income Recognition

The Company receives a variety of fees in the ordinary course of conducting its business, including Advisory Fees, Loan Fees, Arrangement Fees, Amendment Fees, Unused Fees, Draw Fees, Annual Administrative Fees, Anniversary Fees, and Prepayment Fees (collectively the “Fees”). In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. The Company recognizes Fees, which qualify as loan origination fees, in accordance with the Statement of Financial Accounting Standards No. 91 “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases,” (“SFAS 91”). SFAS 91 requires that the Company recognize loan origination fees using the interest method. In addition, the Company capitalizes and offsets direct loan origination costs against the Fees received and only defers and amortizes the net Fee. During the three months ended March 31, 2007, the Company capitalized $223,000 of direct loan origination costs of which $116,000 were offset against fees received of $895,000. During the year ended December 31, 2006, the Company capitalized $411,000 of direct loan origination costs of which $409,000 were offset against fees received of $2.3 million. At December 31, 2006, the remaining balance of capitalized costs totaled $104,000, which relates to loan originations in process. During the year ended December 31, 2005, the Company capitalized $203,000 of direct loan origination costs of which $102,000 were offset against fees received of $352,000. The Company did not incur any direct loan origination costs prior to 2005.

The Company accounts for its other Fees in accordance with the Emerging Issues Task Force Issue 00-21 “Revenue Arrangements with Multiple Deliverables” (“EITF 00-21”). EITF 00-21 addresses revenue arrangements with multiple deliverables and states that the total consideration received for the arrangement be allocated to each unit based upon each unit’s relative fair value. In determining the fair value of various Fees it receives, the Company will first rely on data compiled through its investment and syndication activities and secondly on independent third party data. Fees for which fair value cannot be reasonably ascertained, will be recognized using the interest method over the anticipated life of the related investment.

During the three months ended March 31, 2007 and 2006, the Company recognized $779,000 and $784,000, respectively, and for the years ended December 31, 2006, 2005 and 2004, the Company recognized $1.1 million, $414,000 and $242,000, respectively, of income from fees and other investment income other than loan origination fees. Other investment income consists principally of unamortized deferred financing fees and prepayment fees received from portfolio companies on the repayment of their debt facility.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Unearned income activity for the three months ended March 31, 2007 and for the years ended December 31, 2006 and 2005 was as follows:

	For the
	Three Months
	Ended
	March 31,
	2007	2006	2005

Beginning unearned income balance	$3,610,884	$3,439,295	$2,073,921
Fees received	1,288,534	2,663,271	1,599,087
Warrants received	—	—	575,490
Unearned income recognized	(1,125,815)	(2,491,682)	(809,203)

Ending unearned income balance	$3,773,603	$3,610,884	$3,439,295

Payment in Kind Interest/Dividends

The Company has investments in debt and equity securities in its portfolio which contain a payment in kind or “PIK” interest or dividend provision. PIK interest and dividends are computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income. For the three months ended March 31, 2007 and for years ended December 31, 2006, 2005 and 2004, the Company recorded PIK income of $841,000, $2.4 million, $1.8 million and $694,000, respectively.

PIK related activity for the three months ended March 31, 2007 and for years ended December 31, 2006 and 2005 was as follows:

	For the
	Three Months
	Ended
	March 31,
	2007	2006	2005

Beginning of period PIK balance	$2,891,565	$2,174,974	$727,087
PIK interest and dividends earned during the period	840,698	2,424,927	1,825,755
Sales of investments	—	(383,946)	—
PIK receipts during the period	(744,852)	(1,324,390)	(377,868)

Ending PIK balance	$2,987,411	$2,891,565	$2,174,974

To qualify for the federal income tax benefits applicable to RIC’s (see Accounting Policy Note on Federal Income Taxes), this non-cash source of income is included in the income that must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash relating to such income.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.

Stock Options

During 2005, the Company established a stock option plan (the “Plan”) and reserved 1,341,748 shares of common stock for issuance under the Plan. On August 2, 2005, concurrent with the completion of the Company’s initial public offering, options to purchase a total of 1,301,496 shares of common stock were granted to the Company’s executive officers with an exercise price of $14.00 per share (the initial public

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

offering price of the common stock). Such options vest equally over three years from the date of grant and have a ten-year exercise period. In June 2006, the stockholders approved the issuance of an additional 1,089,929 shares of the Company’s common stock upon exercise of options to be granted under the Plan. On June 26, 2006, options to purchase a total of 903,000 shares of common stock were granted to the Company’s executive officers and employees with an exercise price of $10.97 per share (the closing market price of the common stock at date of grant). Such options vest equally, on a monthly basis, over three years from the date of grant and have a ten-year exercise period. On February 23, 2007, options to purchase a total of 227,181 shares of common stock were granted to the Company’s executive officers and employees with an exercise price of $14.38 per share (the closing market price of the common stock at date of grant). Such options vest equally, on a monthly basis, over three years from the date of grant and have a ten-year exercise period. As of March 31, 2007, 2,431,677 options were outstanding, 666,000 of which were exercisable. The options have a weighted average remaining contractual life of 8.8 years, a weighted average exercise price of $12.91, and an aggregate intrinsic value of approximately $3.2 million.

Prior to January 1, 2006, the Company accounted for the Plan and related grants thereunder using the intrinsic value method prescribed in APB Opinion No. 25, “Accounting for Stock Issued to Employees.” Under this method, no stock-based employee compensation expense is reflected in net income (loss), as all of the options granted under the Plan had an exercise price equal to the market value of the underlying common stock on the date of grant.

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Payment,” (SFAS 123R). The Company has elected the “modified prospective method” of transition as permitted by SFAS 123R. Under this transition method, the Company is required to record compensation expense for all awards granted after the date of adoption and for the unvested portion of previously granted awards that were outstanding at the date of adoption. Accordingly, periods prior to adoption are not restated. The fair value of each stock option granted is estimated on the date of grant using the Black-Scholes option pricing model. For shares granted in 2005, this model used the following assumptions: annual dividend rate of 8%, risk free interest rate of 4.34%, expected volatility of 21%, and the expected life of the options of 10 years. As a result of the Company’s recent initial public offering, the Company did not have a history of option exercises or forfeitures and, accordingly applied a 10 year expected option life, equal to the life of the grants, in the option pricing model for grants in 2005. For shares granted in 2006, this model used the following assumptions: annual dividend rate of 9.2%, risk free interest rate of 5.3%, expected volatility of 21%, and the expected life of the options of 6.5 years. For shares granted in 2007, this model used the following assumptions: annual dividend rate of 8.3%, risk free interest rate of 4.7%, expected volatility of 20%, and the expected life of the options of 6.5 years. For 2006 and 2007 grants, the Company calculated its expected term assumption using guidance provided by SEC Staff Accounting Bulletin 107 (“SAB 107”). SAB 107 allows companies to use a simplified expected term calculation in instances where no historical experience exists, provided that the companies meet specific criteria which were met by the Company. Expected volatility was based on historical volatility of similar entities whose share prices and volatility were available.

Assumptions used on future grants may change as the Company’s actual experience may be different. The fair value of each option granted in 2007, 2006 and 2005 was approximately $0.99, $0.74 and $0.90, respectively, using the Black-Scholes option pricing model. The Company has adopted the policy of recognizing compensation cost for options with graded vesting on a straight-line basis over the requisite service period for the entire award. For the three months ended March 31, 2007 and for the year ended December 31, 2006, the Company recorded compensation expense related to stock options of approximately $159,000 and $506,000, respectively, which is included in compensation expense in the Consolidated Statements of Operations. The Company does not record the tax benefits associated with the expensing of stock options since the Company elected to be treated as a RIC under Subchapter M of the Internal Revenue Code and as such, the Company is not subject to federal income tax on the portion of taxable income and

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

gains distributed to stockholders, provided that at least 90% of its annual taxable income is distributed. As of March 31, 2007, there was $1.2 million of unrecognized compensation cost related to unvested options which is expected to be recognized over 2.9 years.

Prior to the adoption of SFAS 123R, the Company provided disclosures required under SFAS No. 123, “Accounting for Stock-Based Compensation”. The Company did not recognize stock-based compensation cost in our consolidated statements of operations for periods prior to the adoption of SFAS 123R, as all options granted had an exercise price equal to the market price of our common stock on the date of grant.

The following table illustrates the effect on net loss and basic and diluted loss per share for the year ended December 31, 2005 as if the Company had applied the fair value recognition provisions of SFAS 123 to stock-based employee compensation:

For the Year Ended
December 31, 2005

Net loss, as reported	$(1,237,294)
Deduct: Total stock-based compensation expense determined under fair value based method for all awards	162,687

Pro forma net loss	$(1,399,981)

Loss per share, as reported — basic and diluted	$(0.17)

Loss per share, pro forma — basic and diluted	$(0.19)

The pro forma compensation costs presented above were determined using the weighted average fair value of options granted under the Plan of $0.90 per share determined as described above.

Management Fees

Prior to the Company’s initial public offering, consulting fees were paid to two related parties which provided financial and management consulting services. These consulting arrangements were terminated on July 27, 2005 and any unpaid amounts were paid using the proceeds of the initial public offering.

Federal Income Taxes

The Company has elected to be treated as a RIC under the Code. In connection with this election, the Company adopted a tax year ending July 31. As a result of the election, the Company’s policy is to comply with the requirements of the Code that are applicable to RICs and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is included in the accompanying financial statements.

In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FAS 109, Accounting for Income Taxes” (“FIN 48”), to create a single model to address accounting for uncertainty in tax positions. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 as of January 1, 2007, as required. The adoption of FIN 48 did not have any impact on the Company’s results of operations or financial condition.

Dividends Paid

Distributions to stockholders are recorded on the declaration date. The Company is required to pay out to its shareholders at least 90% of its net ordinary income and net realized short-term capital gains in excess of

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. It is the policy of the Company to pay out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that, a dividend is declared and paid each quarter. At its year-end the Company may pay a bonus dividend, in addition to the quarterly dividends, to ensure that it has paid out at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for the year.

On July 31, 2006, the Company completed its first RIC tax year, and, as a result, the Company determined that $2.5 million of distributions represented a return of capital for tax purposes for the fiscal year from August 1, 2005 through July 31, 2006. Such amount has been reclassified as a reduction of paid-in capital for tax purposes at July 31, 2006.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions on capital stock in excess of par (i.e., return of capital). As more fully discussed in Note 11, the return of capital for distributions made for the period August 1, 2005 through July 31, 2006 was determined by the Company’s tax earnings and profits for its tax fiscal year ended July 31, 2006.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements (“SFAS 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement addressed how to calculate fair value measurements required or permitted under other accounting pronouncements. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is permitted, provided that financial statements for that fiscal year, including any interim periods within that fiscal year, have not been issued. The Company is currently evaluating the impact, if any, that the implementation of SFAS No. 157 will have on our results of operations or financial condition.

In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” (“SFAS 159”). SFAS No. 159 which provides the Company with an irrevocable election to measure certain financial assets and liabilities at fair value, with unrealized gains and losses on the elected items recognized in earnings at each reporting period. The fair value option may only be elected at the time of initial recognition of a financial asset or financial liability or upon the occurrence of certain specified events. The election is applied on an instrument by instrument basis, with a few exceptions, and is applied only to entire instruments and not to portions of instruments. SFAS 159 also provides expanded disclosure requirements regarding the effects of electing the fair value option on the financial statements. SFAS 159 is effective prospectively for fiscal years beginning after November 15, 2007. The Company is currently evaluating this Statement, however, as its investments are stated at fair value, it does not anticipate that adoption will have a significant impact, if any, on its results of operations or financial condition.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current presentation.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Note 3.	Investments

At March 31, 2007, December 31, 2006 and December 31, 2005, investments consisted of the following:

	March 31, 2007		December 31, 2006		December 31, 2005
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

Commercial loans	$270,206,299	$270,472,549	$256,743,135	$257,014,385	$144,154,600	$140,395,654
Investments in equity securities	5,304,771	5,100,355	4,139,391	3,844,875	1,077,550	995,300

Subtotal	275,511,070	275,572,904	260,882,526	260,859,260	145,232,150	141,390,954
Unearned income	(3,773,603)	(3,773,603)	(3,610,884)	(3,610,884)	(3,439,295)	(3,439,295)

Total	$271,737,467	$271,799,301	$257,271,642	$257,248,376	$141,792,855	$137,951,659

The Company is a specialty finance company that provides customized financing solutions to small-to mid-sized companies that operate in diverse industry sectors. The Company makes investments in senior secured loans, junior secured loans, subordinated debt and equity-based investments, including warrants. At March 31, 2007, December 31, 2006 and December 31, 2005, $95.2 million, $102.7 million and $82.5 million, respectively, of the Company’s portfolio investments at fair value were at fixed rates, which represented approximately 35%, 39% and 58%, respectively, of the Company’s total portfolio of investments at fair value. The Company generally structures its subordinated debt at fixed rates, although many of its senior secured and junior secured loans are, and will be, at variable rates determined on the basis of a benchmark LIBOR or prime rate. The Company’s loans generally have stated maturities ranging from 4 to 7.5 years.

The composition of the Company’s investments as of March 31, 2007, December 31, 2006 and December 31, 2005 at cost and fair value was as follows, excluding unearned income:

	March 31, 2007				December 31, 2006				December 31, 2005
	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Senior Secured Debt	$153,716,276	55.8%	$153,716,276	55.8%	$140,682,645	53.9%	$140,682,645	53.9%	$63,052,077	43.4%	$63,052,077	44.6%
Junior Secured Debt	53,308,918	19.4	53,575,168	19.4	56,761,563	21.8	57,032,813	21.9	21,704,625	15.0	21,704,625	15.3
Subordinated Debt	63,181,105	22.9	63,181,105	22.9	59,298,927	22.7	59,298,927	22.7	59,397,898	40.9	55,638,952	39.4
Warrants/Equity	5,304,771	1.9	5,100,355	1.9	4,139,391	1.6	3,844,875	1.5	1,077,550	0.7	995,300	0.7

Total	$275,511,070	100.0%	$275,572,904	100.0%	$260,882,526	100%	$260,859,260	100%	$145,232,150	100%	$141,390,954	100%

(1)	Represents percentage of total portfolio.

The composition of the Company’s investment portfolio by industry sector, excluding unearned income, as of March 31, 2007, December 31, 2006 and December 31, 2005 at cost and fair value was as follows:

	March 31, 2007				December 31, 2006				December 31, 2005
	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Manufacturing	$151,427,987	54.9%	$151,989,989	55.1%	$118,031,907	45.2%	$118,274,709	45.3%	$74,921,696	51.6%	$71,172,168	50.3%
Distribution	47,449,331	17.2	47,279,131	17.1	47,685,031	18.3	47,513,531	18.2	3,850,000	2.6	3,850,000	2.7
Service	34,109,174	12.4	33,860,174	12.3	33,142,636	12.7	32,834,136	12.6	16,901,343	11.6	16,654,743	11.8
Consumer/Retail Goods	39,150,305	14.2	39,322,105	14.3	58,398,679	22.4	58,564,779	22.5	31,580,928	21.8	31,606,328	22.4
Publishing	2,911,105	1.1	2,918,005	1.1	3,161,105	1.2	3,166,305	1.2	3,515,015	2.4	3,533,915	2.5
Defense	463,168	0.2	203,500	0.1	463,168	0.2	505,800	0.2	14,463,168	10.0	14,573,800	10.3

Total	$275,511,070	100.0%	$275,572,904	100.0%	$260,882,526	100.0%	$260,859,260	100.0%	$145,232,150	100.0%	$141,390,954	100.0%

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

(1)	Represents percentage of total portfolio.

Note 4.	Borrowings

In February 2003, Wilton entered into a $120.0 million line of credit with a lender (“Financing Agreement”) which had an original draw period through February 11, 2005, and had an original maturity date of February 11, 2012. The Financing Agreement also had an option to extend both the draw period and maturity date by one year. Wilton exercised its right to extend both the draw period and maturity date. Effective June 10, 2004, the Financing Agreement was amended to reduce the interest rate on outstanding borrowings from a fixed rate of 11.75% per annum to a fixed rate of 10.0% per annum. The Financing Agreement contained customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum required equity and minimum performance benchmarks. The Financing Agreement also contained customary events of default with customary cure and notice, including, without limitation, breach of covenants, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. Additionally, all draws were at the discretion of the lender. Under the terms of the amended Financing Agreement, if the Company elected to pre-pay its outstanding obligation a prepayment penalty would be imposed. On August 2, 2005, the Company used the proceeds from its initial public offering to pay all of its outstanding obligations under the Financing Agreement, including a prepayment penalty of $3.4 million.

On September 18, 2006, the Company, through a consolidated wholly-owned bankruptcy remote, special purpose subsidiary, entered into an amended and restated securitization revolving credit facility (the “Securitization Facility”) with an entity affiliated with BMO Capital Markets Corp. (formerly known as Harris Nesbitt Corp.). The Securitization Facility allows the special purpose subsidiary to borrow up to $140.0 million through the issuance of notes to a multi-seller commercial paper conduit administered by the affiliated entity. The Securitization Facility is secured by all of the loans held by the special purpose subsidiary. The Securitization Facility bears interest at the commercial paper rate plus 1.35% and allows the special purpose subsidiary to make draws under the facility until July 23, 2009, unless extended prior to such date for an additional 364-day period with the consent of the lender. If the Securitization Facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period following July 23, 2009 and interest will accrue on outstanding borrowings under the facility at the prime rate plus 2.0%. The Securitization Facility provides for the payment to the lender of a monthly fee equal to 0.25% per annum on the unused amount of the Securitization Facility. The Company can use the net proceeds of the Securitization Facility to fund loan origination activities and for general corporate purposes. Each loan origination under the Securitization Facility will be subject to the satisfaction of certain conditions. The predecessor securitization revolving credit facility to the Securitization Facility: (i) allowed our special purpose subsidiary to make draws under the Securitization Facility until July 24, 2008, unless extended prior to such date for an additional 364-day period with the consent of the lender thereto; (ii) bore interest at the commercial paper rate plus 1.75%; (iii) provided that in the event that the Securitization Facility was not extended, any principal amounts then outstanding would be amortized over a 24-month period following July 24, 2008 and interest would accrue on outstanding borrowings under the Securitization Facility at the prime rate plus 2.0%; and (iv) contained more stringent restrictions regarding certain loan concentrations. At March 31, 2007 and December 31, 2006 and 2005, $80.4 million, $98.4 million and $21.7 million, respectively, of borrowings were outstanding under the Securitization Facility. At March 31, 2007, the interest rate was 6.7%. Interest expense for the three months

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

ended March 31, 2007 and 2006 and the years ended December 31, 2006, 2005 and 2004 consisted of the following:

	Three Months Ended March 31,		Year Ended December 31,
	2007	2006	2006	2005	2004

Interest charges	$1,401,562	$813,005	$3,753,153	$3,083,563	$1,489,198
Amortization of debt issuance costs	70,059	100,605	365,855	276,623	15,800
Unused facility fees	34,591	55,521	213,574	157,803	—

Total	$1,506,212	$969,131	$4,332,582	$3,517,989	$1,504,998

The Securitization Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and maximum yields on funded loans. The Securitization Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the Securitization Facility. In connection with the origination of the Securitization Facility, the Company incurred $1.3 million of fees and legal costs which are being amortized over the term of the Securitization Facility.

In March and December of 2006, the Company, through our special purpose subsidiary, entered into interest rate swap agreements. The swap agreement entered into in March 2006 is at a fixed rate of 5.04% on an initial notional amount of $20.0 million, for five years. The December 2006 swap agreement is at a fixed rate of 4.84% on an initial notional amount of $3.5 million, for five years. The swaps were put into place to hedge against changes in variable interest payments on a portion of our outstanding borrowings. For the three months ended March 31, 2007 and 2006 and for the year ended December 31, 2006, net unrealized gains (losses) attributed to the swaps were approximately ($63,000), $49,000 and $13,000. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower rates with respect to a portion of the outstanding borrowings. At December 31, 2005, we did not hold any derivative financial instruments for hedging purposes.

Note 5.	Employee Benefit Plan

The Company adopted a 401(k) plan (“Plan”) effective January 1, 2003. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum. Employees are eligible to participate in the Plan upon completion of one year of service. On an annual basis, the Company makes a contribution equal to 4% (1% of which is discretionary) to each eligible employee’s account, up to the Internal Revenue Service annual maximum. For the three months ended March 31, 2007 and 2006, the Company recorded $24,000 and $10,000, respectively for employer contributions to the Plan. For the years ended December 31, 2006, 2005 and 2004, the Company recorded $65,000, $42,000, and $19,000, respectively, for employer contributions to the Plan.

Note 6.	Common Stock Transactions

On July 27, 2005, Wilton merged with and into the Company and the Company then effected a 9,081.7-for-1 stock split of its common stock. Prior to the consummation of the merger and stock split, Patriot Partners, L.P. owned 200 shares of common stock of the Company and Wilton Funding Holdings, LLC owned 223.7 equity interests in Wilton. Compass was deemed to be the beneficial owner of the shares of common stock and equity interests owned by Patriot Partners, L.P. and Wilton Funding Holdings, LLC, respectively. As a result of the stock split, the Company had 3,847,902 shares of common stock outstanding immediately prior to the completion of its initial public offering. All periods have been retroactively adjusted to reflect the merger and the stock split.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

On August 2, 2005, the Company closed its initial public offering of 7,190,477 shares of common stock and received gross proceeds of $100.7 million less underwriters’ commissions, discounts and fees of $8.6 million. In addition, on August 15, 2005, the underwriters exercised their option to purchase an additional 1,078,572 shares of common stock and the Company received gross proceeds of $15.1 million less underwriters commissions, discounts and fees of $1.1 million. Also, as part of the initial public offering, Compass sold 2,464,285 shares of common stock of the Company, which resulted in it beneficially owning 10.6% of the outstanding shares of common stock of the Company immediately after the completion of such offering.

On June 14, 2006, the Company closed a follow-on public offering of 3,600,000 shares of common stock and received gross proceeds of $39.1 million less underwriters’ commissions and discounts, and fees of $2.4 million. Also as part of this follow-on public offering, Compass sold 250,000 shares of common stock of the Company on July 5, 2006, which resulted in it beneficially owning 6.5% of the outstanding shares of common stock of the Company immediately upon completion of such offering. As of March 31, 2007, Compass beneficially owned 5.7% of the outstanding shares of common stock of the Company.

On January 26, 2007, the Company closed a shelf offering of 2,370,000 shares of common stock and received gross proceeds of $33.7 million less underwriters’ commissions and discounts, and fees of approximately $2.0 million.

In addition, during 2005, the Company established a dividend reinvestment plan, and during the three months ended March 31, 2007 and the years ended December 31, 2006 and 2005, issued 31,523, 85,339 and 19,704 shares, respectively, in connection with dividends paid. The following table summaries the Company’s dividends paid to date (see Note 11 for per share tax return of capital distributions):

Date Declared	Record Date	Payment Date	Amount

February 23, 2007	March 15, 2007	April 18, 2007	$0.32
November 10, 2006	December 15, 2006	January 17, 2007	$0.31
August 7, 2006	September 15, 2006	October 17, 2006	$0.31
May 9, 2006	June 2, 2006	July 17, 2006	$0.29
February 28, 2006	March 21, 2006	April 11, 2006	$0.29
November 8, 2005	November 30, 2005	December 30, 2005	$0.27
September 7, 2005	September 30, 2005	October 31, 2005	$0.16

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Note 7.	Per Share Data

The following table sets forth the computation of basic and diluted income (loss) per common share for the three months ended March 31, 2007 and 2006, and for the years ended December 31, 2006, 2005 and 2004. No effect was given to outstanding stock options (1,341,748 at December 31, 2005) in the computation of diluted loss per share for the year ended December 31, 2005, as the effect would be anti-dilutive.

	Three Months Ended March 31,		For the Years Ended December 31,
	2007	2006	2006	2005	2004

Basic:
Net income (loss)	$5,373,217	$2,954,398	$15,588,570	$(1,237,294)	$(269,206)

Weighted average common shares outstanding	17,532,896	12,136,655	14,145,200	7,253,632	3,847,902
Earnings (loss) per common share, basic	$0.31	$0.24	$1.10	$(0.17)	$(0.07)
Diluted:
Net income (loss)	$5,373,217	$2,954,398	$15,588,570	$(1,237,294)	$(269,206)

Weighted average common shares outstanding	17,532,896	12,136,655	14,145,200	7,253,632	3,847,902
Dilutive effect of stock options	191,130	—	92,752	—	—

Weighted average	17,724,026	12,136,655	14,237,952	7,253,632	3,847,902

Earnings (loss) per common share, diluted	$0.30	$0.24	$1.10	$(0.17)	$(0.07)

Note 8.	Commitments and Contingencies

The balance of unused commitments to extend credit was $27.4 million, $27.0 million and $8.8 million at March 31, 2007, December 31, 2006 and December 31, 2005, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as contingent investment draws, revolving credit arrangements or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and generally require payment of a fee by the counterparty. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

In connection with borrowings under the Securitization Facility, the Company’s special purpose subsidiary may be required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions. The Company has agreed to guarantee the payment of certain swap breakage costs that may be payable by the Company’s special purpose subsidiary in connection with any such interest rate swap agreements or other interest rate hedging transactions (see Note 4. Borrowings).

The Company leases its corporate offices and certain equipment under operating leases with terms expiring through 2011. Future minimum lease payments due under operating leases at March 31, 2007 are as follows: $174,000 — remainder of 2007, $237,000 — 2008, $241,000 — 2009, $247,000 — 2010, $21,000 — 2011. Rent expense was approximately $56,000, for each of the three months ended March 31, 2007 and 2006 and approximately $222,000 and $56,000 for the years ended December 31, 2006 and 2005, respectively. At March 31, 2007, the Company had an outstanding letter of credit in the amount of $38,000 as security deposit for the lease of the Company’s corporate office.

Note 9.	Concentrations of Credit Risk

The Company’s customers are primarily small- to mid-sized companies in a variety of industries.

At March 31, 2007, December 31, 2006 and December 31, 2005, the Company’s two largest investments combined (as a percentage of commitments) represented approximately 17%, 17% and 24%, respectively, of the total investment portfolio. Investment income, consisting of interest, dividends, fees, and other investment

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

income. Revenue recognition in any given year can be highly concentrated among several customers. During the three months ended March 31, 2007 and the year ended December 31, 2006, the Company did not record investment income from any customer in excess of 10.0% of total investment income. During the year ended December 31, 2005, investment income from three customers accounted for 15.1%, 14.8%, and 13.4%; and for the year ended December 31, 2004, investment income from three customers accounted for 35.5%, 27.7%, and 14.0%.

Note 10.	Related Party Transactions

On February 11, 2003, the Company entered into a $2.0 million revolving credit agreement and a $400,000 demand note agreement with Patriot Partners, L.P., an affiliate of Compass. The revolving credit agreement and the demand note had no stated maturity. On May 9, 2005, the Company repaid all outstanding borrowings under the demand note. On July 12, 2005, the Company repaid all outstanding borrowings under the revolving credit agreement.

The Company paid consulting fees of approximately $555,000 and $1.0 million for the years 2005 and 2004, respectively to Kilgore Consulting CPM LLC and Philan LLC, entities affiliated with Compass, until July 27, 2005, at which time such consulting agreements were terminated.

Note 11.	Income Taxes

Effective August 1, 2005, the Company elected to be treated as a RIC. The Company’s first RIC tax year ended on July 31, 2006. The Company’s policy is to comply with the requirements of the Code that are applicable to RICs and to distribute substantially all of its taxable income to its shareholders. To date, the Company has fully met all of the distribution requirements and other requirements of Subchapter M, therefore, no federal, state or local income tax provision is required.

In accordance with Statement of Position 93-2 Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, GAAP and tax basis differences relating to stockholder dividends and distributions and other permanent GAAP and tax differences are classified to paid-in capital. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

Distributable taxable income for the period January 1, 2007 through March 31, 2007, for the period August 1, 2006 (beginning of the current RIC tax year) through March 31, 2007, for the period January 1, 2006 through December 31, 2006 and for the period August 1, 2005 (commencement of RIC status) through July 31, 2006 (close of first RIC tax year) is as follows:

	January 1, 2007	August 1, 2006	January 1, 2006	August 1, 2005
	to	to	to	to
	March 31, 2007	March 31, 2007	December 31, 2006	July 31, 2006

GAAP net investment income	$5,345,000	$12,232,000	$15,021,000	$8,969,000
Tax timing differences of:
Origination fees, net	315,000	772,000	668,000	481,000
Stock compensation expense, bonus accruals, original issue discount and other	(1,136,000)	(155,000)	1,437,000	322,000

Tax distributable income	$4,524,000	$12,849,000	$17,126,000	$9,772,000

Distributable taxable income differs from GAAP net investment income primarily due to: (1) origination fees received in connection with investments in portfolio companies are treated as taxable income upon receipt; (2) certain stock compensation and other bonus accruals are not currently deductible for tax purposes; (3) certain debt investments that generate original issue discount; and (4) depreciation and amortization.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

The tax character of distributions paid for the period January 1, 2006 through December 31, 2006 and for the period August 1, 2005 (commencement of RIC status) through July 31, 2006 (close of first RIC tax year) is as follows:

	January 1, 2006	August 1, 2005
	to	to
	December 31, 2006	July 31, 2006

Distributions paid from:
Ordinary income	$10,968,000	$9,772,000
Long-term capital gains	—	—

Subtotal	10,968,000	9,772,000
Tax return of capital	972,000	2,485,000

Total distributions	$11,940,000	$12,257,000

Distributions which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of capital stock in excess of par (i.e. return of capital). The taxability of the four distributions made in the period August 1, 2005 through July 31, 2006 was determined by the Company’s tax earnings and profits for its tax fiscal year ended July 31, 2006. For 2006, ordinary income of $1.12 per share and tax return of capital of $0.08 per share were reported on Form 1099-DIV. For 2005, ordinary income of $0.31 per share and tax return of capital of $0.12 per share were reported on Form 1099-DIV. There were no capital gain distributions in 2007, 2006 or 2005.

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

December 31, 2006

Distributable ordinary income	$4,905,000
Other book/tax temporary differences	(5,266,000)
Unrealized depreciation	(10,000)
Accumulated capital and other losses	(3,263,000)

The tax cost basis of the Company’s investments as of March 31, 2007, December 31, 2006 and 2005 approximates the book cost basis.

The tax distributable income of $4.9 million as of December 31, 2006 noted above was paid out as part of the January 17, 2007 cash distribution. The taxability of this distribution will be determined by the Company’s tax earnings and profits for its tax fiscal year ending July 31, 2007. As of March 31, 2007, the Company estimates that 100% of the April 18, 2007, January 17, 2007 and October 17, 2006 distributions will be treated as ordinary income. Accordingly, the 2006 Form 1099-DIV to shareholders included 100% of the October 16, 2006 and January 17, 2007 distributions as ordinary income dividends. (Note — the dividend declared on November 10, 2006 with a record date of December 15, 2006 and paid on January 17, 2007, was included in the 2006 Form 1099-DIV, under the requirements of Subchapter M).

At March 31, 2007, the Company has a net capital loss carryforward, of $3.3 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will expire in the Company’s tax fiscal year ending July 31, 2014.

Prior to August 1, 2005, the Company was treated as a Subchapter C Corporation under the Internal Revenue Code. The Company’s items of tax income and expense included the operations of Wilton which, as a single member LLC, was disregarded as a separate entity for federal, state and local income tax purposes. As a C Corporation, the Company had a federal net operating loss carryforward (“NOL”) of approximately $70,000. In general, the Company’s C Corporation NOL carryforward cannot offset its RIC status taxable income or gains.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

As a Subchapter C Corporation, the Company accounted for its income taxes following the asset and liability method in accordance with SFAS No. 109, “Accounting for Income Taxes.” Under such method, deferred tax assets and liabilities are recognized for future tax consequences attributable to the differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. At March 31, 2007, December 31, 2006 and 2005, there were no deferred tax assets due to the Company’s election of RIC status.

Note 12.	Financial Highlights

	For the Three Months
	Ended March 31,		For the Year Ended December 31,
	2007	2006	2006	2005	2004

Per Share Data:
Net asset value at beginning of period	$10.37	$10.48	$10.48	$7.10	$6.38
Net investment income	.31	.31	1.06	.24	.16
Net realized loss on investments	—	—	(.23)	—	—
Net change in unrealized appreciation (depreciation) on investments	.01	(.07)	.27	(.41)	(.23)
Effect of issuance of common stock	.39	—	(.05)	3.98	.79
Distributions from net investment income	(.31)	(.29)	(1.07)	(.14)	—
Tax return of capital	—	—	(.08)	(.12)	—
Distributions in excess of net investment income	(.03)	—	(.05)	(.17)	—
Stock based compensation expense	.01	.01	.04	—	—

Net asset value at end of period	$10.75	$10.44	$10.37	$10.48	$7.10

Total net asset value return(1)	6.9%	5.1%	10.4%	3.7%	(1.1)%
Per share market value, beginning of period	$14.49	$12.20	$12.20	$14.00 (3)
Per share market value, end of period	$14.20	$12.50	$14.49	$12.20
Total market value return(2)	0.3%	4.8%	28.6%	(9.8)%
Shares outstanding at end of period	18,223,517	12,136,655	15,821,994	12,136,655	3,847,902

Ratios and Supplemental Data:
Net assets at end of period	$195,979,000	$126,685,000	$164,108,629	$127,152,365	$27,311,918
Average net assets	195,963,000	127,885,000	149,790,000	70,188,000	25,842,000
Ratio of operating expenses to average net assets (annualized)	7.4%	7.9%	7.7%	16.7%	16.5%
Ratio of net investment income (loss) to average net assets (annualized)	10.9%	11.6%	10.0%	2.5%	2.3%
Average borrowings outstanding	$84,855,000	$50,356,000	$55,255,000	$30,877,000	$13,647,000
Average amount of borrowings per share	$4.66	$4.15	$3.49	$2.54	$3.55

(1)	The total net asset value return reflects the change in net asset value of a share of stock plus dividends from beginning of year to end of year. On July 27, 2005, Wilton merged with and into the Company and the Company then effected a stock split. As a result, the Company’s financial statements reflect 3,847,902 shares issued and outstanding throughout all periods presented. On August 2, 2005, the Company closed its initial public offering of 7,190,477 shares of common stock and on August 15, 2005, the underwriters exercised their option to purchase an additional 1,078,572 shares of common stock. The

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Company made its first investment on November 21, 2003 and, accordingly, an investment return was not reflected for 2003, as the Company did not have substantive investment operations in 2003.

(2)	The total market value return (not annualized) reflects the change in the ending market value per share plus dividends, divided by the beginning market value per share.

(3)	Share price as of August 2, 2005, the date the Company closed its initial public offering.

Note 13.	Selected Quarterly Data (Unaudited)

The following table sets forth certain quarterly financial information for each of the fiscal quarters during the years ending December 31, 2006 and 2005. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

		Year Ended December 31, 2006
	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended
	March 31, 2007	December 31	September 30	June 30	March 31

Total Investment Income	$8,977,323	$7,595,548	$6,879,633	$5,807,865	$6,223,288
Net Investment Income	5,345,278	4,119,940	4,096,455	3,094,715	3,709,534
Net Realized and Unrealized Gain (Loss)	27,939	402,445	(569,280)	1,489,896	(755,136)
Net Income	5,373,217	4,522,385	3,527,175	4,584,611	2,954,399
Net Income Per Share, Basic	$0.31	$0.29	$0.22	$0.36	$0.24
Net Income Per Share, Diluted	$0.30	$0.28	$0.22	$0.36	$0.24
Weighted Average Shares Outstanding, Basic	17,532,896	15,815,485	15,781,525	12,788,727	12,136,655
Weighted Average Shares Outstanding, Diluted	17,724,026	15,908,237	15,836,416	12,788,727	12,136,655

	Year Ended December 31, 2005
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31	September 30	June 30	March 31

Total Investment Income	$4,550,480	$3,733,675	$2,826,950	$2,338,237
Net Investment Income (Loss)	2,865,350	(1,886,469)	478,232	270,768
Net Realized and Unrealized Gain (Loss)	115,860	(3,761,046)	(170,450)	850,461
Net Income (Loss)	2,981,210	(5,647,515)	307,782	1,121,229
Net Income (Loss) Per Share, Basic and Diluted	$0.25	$(0.62)	$0.08	$0.29
Weighted Average Shares Outstanding, Basic and Diluted	12,119,313	9,088,353	3,847,902	3,847,902

Note 14.	Subsequent Events (Unaudited)

During April 2007, the Company committed an additional $1.0 million investment in Metrologic Instruments, Inc., an existing portfolio company.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

On April 30, 2007, the Board of Directors declared a cash dividend of $0.32 per share, payable on July 17, 2007 to stockholders of record as of the close of business June 15, 2007. Such cash dividend is payable on total shares issued and outstanding on the record date.

On May 1, 2007, the Company closed two additional financings totaling $21.7 million in gross investment commitments. The first was a $14.0 million “one-stop” financing comprised of a senior secured revolver, senior secured term debt and senior subordinated debt. Funded debt at close was $13.0 million. The Company also invested $750,000 of equity as part of this transaction. The second financing was a $6.9 million investment comprised of $4.1 million in senior subordinated debt and $2.8 million in equity. The full $6.9 million was funded at close.

On May 2, 2007, the Company, through its special purpose subsidiary, entered into an amendment to the Securitization Facility that lowered the interest rate payable on any outstanding balances under the Securitization Facility during the period of time we are permitted to make draws under the Securitization Facility from the commercial paper rate plus 1.35% to the commercial paper rate plus 1.00%. The amendment also reduced or eliminated certain restrictions pertaining to certain loan concentrations.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders’ of
Patriot Capital Funding, Inc.

We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Patriot Capital Funding, Inc. referred to in our report dated February 16, 2007, which is included in the annual report on Form 10-K. Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of investments in and advances to affiliates is presented for purposes of additional analysis and is not a required part of the basic financial statements. This schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ GRANT THORNTON LLP

New York, New York
February 16, 2007

Schedule 12-14

PATRIOT CAPITAL FUNDING, INC.
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Year Ended
		December 31, 2006	As of			As of
		Amount of Interest	December 31,			December 31,
		or Dividends	2005	Gross	Gross	2006
Portfolio Company	Investment(1)	Credited to Income(2)	Fair Value	Additions(3)	Reductions(4)	Fair Value

Affiliate Investments
Smart, LLC	Debt	$375,716	$—	$9,041,605	$(1,075,000)	$7,966,605
	Membership Interest — Class B(5)	—	—	1,000,000	(41,000)	959,000

Total Affiliate Investments		$375,716				$8,925,605

This schedule should be read in conjunction with the Company’s Consolidated Financial Statements, including the Consolidated Schedule of Investments and Notes to the Consolidated Financial Statements.

(1)	All investments listed are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933.

(2)	Represents the total amount of interest or dividends credited to income for the portion of the year that the investment was an affiliate investment (5% to 25% owned).

(3)	Gross additions include increases in investments resulting from new portfolio company investments and paid-in-kind interest or dividends. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Non-income producing.

2,000,000 Shares

Common Stock

Prospectus Supplement

Ferris, Baker Watts
Incorporated

BB&T Capital Markets
A Division of Scott & Stringfellow, Inc.

September 27, 2007